CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 10.18

COLLABORATION AGREEMENT

by and between

SURFACE ONCOLOGY, INC.

and

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TABLE OF CONTENTS

1.	DEFINITIONS	1

2.	GOVERNANCE	30

3.	RESEARCH	43

4.	OPTION PURCHASE, GRANT AND EXERCISE OF OPTIONS	46

5.	DEVELOPMENT	52

6.	COMMERCIALIZATION	68

7.	REGULATORY	76

8.	MANUFACTURE	86

9.	LICENSES	95

10.	PAYMENTS	107

11.	CONFIDENTIALITY AND PUBLICATION	123

12.	REPRESENTATIONS, WARRANTIES AND COVENANTS	126

13.	INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE	137

14.	INTELLECTUAL PROPERTY	140

15.	TERM AND TERMINATION	157

16.	MISCELLANEOUS	165

Confidential

-i-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBITS AND SCHEDULES

Exhibit A-1: Determination of Component Values

Exhibit A-2: Manufacturing Costs for Combinations

Exhibit B: Manufacturing Costs

Exhibit C: Form of Option Exercise Notice

Exhibit D: Form of Option Purchase Notice

Exhibit E: Initial JSC Representatives

Exhibit F: T1 Research Plan

Exhibit G: Surface T1 Target Third Party Agreements

Exhibit H-1: CD47 Research Plan

Exhibit H-2: IL-27 Research Plan

Exhibit H-3: [***] Research Plan

Exhibit H-4: [***] Research Plan

Exhibit I: Surface Option Target Third Party Agreements

Exhibit J: Form of Option Selection Notice

Exhibit K: Surface Manufacturing Third Party Agreements

Exhibit L: Form of Invoice

Exhibit M: Royalty Calculation Examples

Exhibit N: Disclosure Obligation

Schedule 1.1.158: Option IND Package Information

Schedule 1.1.167: Option Tox Package Information

Schedule 12.2: Exceptions to Representations and Warranties

Confidential

-ii-

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COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (this “Agreement”), entered into as of January 9, 2016 (the “Effective Date”), is entered into by and between Surface Oncology, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Surface”), and Novartis Institutes for BioMedical Research, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Novartis”). Surface and Novartis are referred to in this Agreement individually as a “Party” and collectively as the “Parties”.

RECITALS:

WHEREAS, Surface discovers, researches and develops next-generation approaches to cancer immunotherapy based on proprietary insights about novel immunotherapy targets and emerging areas of cancer immuno-biology;

WHEREAS, Novartis and its Affiliates possess expertise in discovering, developing, manufacturing, marketing, and selling pharmaceutical products worldwide; and

WHEREAS, Surface and Novartis desire to collaborate to research, develop and commercialize new cancer immunotherapies, and Novartis would obtain certain rights to the technology and products discovered in such collaboration.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1. DEFINITIONS

1.1. Definitions.

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, will have the respective meanings set forth below:

1.1.1. “AAA” has the meaning set forth in Section 16.3.3.

1.1.2. “Accounting Standards” means, GAAP, with respect to Surface and IFRS, with respect to Novartis, in each case, as generally and consistently applied throughout the Party’s organization. Each Party shall promptly notify the other in the event that it changes the Accounting Standards pursuant to which its records are maintained; provided, however, that each Party may only use internationally recognized accounting principles (e.g. IFRS, GAAP, etc.).

1.1.3. “Acquirer” means, collectively, the Third Party referenced in the definition of Change of Control and such Third Party’s Affiliates, other than the applicable Party in the definition of Change of Control and such Party’s Affiliates, determined as of immediately prior to the closing of such Change of Control.

1.1.4. “Adimab Agreement” means that certain Development and Option Agreement, dated as of July 3, 2014, by and between Adimab, LLC (“Adimab”) and Surface, as such agreement may be amended, restated or otherwise replaced from time to time to the extent permitted under Section 12.4.3 of this Agreement.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.5. “Additional Development Activities” has the meaning set forth in Section 5.2.2.4(a).

1.1.6. “Additional Development Data Package” has the meaning set forth in Section 5.2.2.4(d).

1.1.7. “Additional Development Opt-In Date” has the meaning set forth in Section 5.2.2.4(d).

1.1.8. “Additional Development Opt-In Notice” has the meaning set forth in Section 5.2.2.4(d).

1.1.9. “Additional Development Proposal” has the meaning set forth in Section 5.2.2.4(a).

1.1.10. “Affiliate” means, with respect to a Person, any other Person that controls, is controlled by, or is under common control with such Person. For purposes of this Agreement, a Person will be deemed to control another Person if it owns or controls, directly or indirectly, more than fifty percent (50%) of the equity securities of such other Person entitled to vote in the election of directors (or, in the case that such other Person is not a corporation, for the election of the corresponding managing authority), or otherwise has the power to direct the management and policies of such other Person. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage will be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.

1.1.11. “Alliance Manager” has the meaning set forth in Section 2.1.

1.1.12. “Annual Net Sales” mean Net Sales recorded in a given Calendar Year.

1.1.13. “Antibody” means any [***] provided however, that solely for purposes of Section 12.5, the term “Antibody” shall be deemed to include those molecules that meet the criteria of (a) through (c) and for which [***] For clarity, [***]

Confidential

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1.1.14. “Antibody Candidates” means the T1 Antibody Candidates, the Option Target Antibody Candidates, the Regional Antibody Candidates and the Global Antibody Candidates.

1.1.15. “Antitrust Laws” means any federal, state or foreign law, regulation or decree, including the HSR Act, designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.

1.1.16. “Audited Party” has the meaning set forth in Section 10.12.3.

1.1.17. “Auditing Party” has the meaning set forth in Section 10.12.3.

1.1.18. “Auditor” has the meaning set forth in Section 10.12.3.

1.1.19. “Bankruptcy Code” has the meaning set forth in Section 15.4.

1.1.20. “Bankrupt Party” has the meaning set forth in Section 9.7.

1.1.21. “Biosimilar Application” means an application submitted to the FDA under subsection (k) of Section 351 of the PHSA, or any analogous application submitted to a Regulatory Authority in the United States or in another country in the world.

1.1.22. “Biosimilar Product” means, with [***] a product that [***]

1.1.23. “BLA” means (a) a Biologics License Application as defined in the FD&C Act and the regulations promulgated thereunder, (b) a Marketing Authorization Application (“MAA”) in the EU, or (c) any equivalent or comparable application, registration or certification in any other country or region.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.24. “Brief” has the meaning set forth in Section 16.3.4.2(b).

1.1.25. “Business Day” means a day other than a Saturday, Sunday or a bank or other public holiday in Massachusetts or New York in the United States or Basel, Switzerland.

1.1.26. “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year.

1.1.27. “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.1.28. “cGCP” means the ethical, scientific, and quality standards required by FDA for designing, conducting, recording, and reporting trials that involve the participation of human subjects, as set forth in FDA regulations in 21 C.F.R. Parts 11, 50, 54, 56, and 312 and related FDA guidance documents, and by the International Conference on Harmonization E6: Good Clinical Practices Consolidated Guideline, or as otherwise required by applicable Laws.

1.1.29. “cGLP” means current good laboratory practice as required by the FDA under 21 C.F.R. part 58 and all applicable FDA rules, regulations, orders and guidances, and the requirements with respect to current good laboratory practices prescribed by the European Community, the OECD (Organization for Economic Cooperation and Development Council) and the ICH Guidelines, or as otherwise required by applicable Laws.

1.1.30. “cGMP” means current good manufacturing practices as required by the FDA under provisions of 21 C.F.R. parts 210 and 211 and all applicable FDA rules, regulations, orders and guidances, and the requirements with respect to current good manufacturing practices prescribed by the European Community under provisions of “The Rules Governing Medicinal Products in the European Community, Volume 4, Good Manufacturing Practices, Annex 13, Manufacture of Investigational Medicinal Products, July 2003,” or as otherwise required by applicable Laws.

1.1.31. “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the direct or indirect beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s and its controlled Affiliates’ assets.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.32. “Clinical Study” means a Phase 1 Study, Phase 2 Study, Phase 3 Study, Post-Marketing Study, Supplemental Study or other study (including a non-interventional study) in humans to obtain information regarding the product, including information relating to the safety, tolerability, pharmacological activity, pharmacokinetics, dose ranging or efficacy of the product.

1.1.33. “Clinical Study Phase” means a Phase 1 Study, Phase 2 Study or Phase 3 Study, as applicable.

1.1.34. “Collaboration” means the collaboration of the Parties under this Agreement, including the Research, Development, Commercialization and Manufacture of Antibody Candidates and Licensed Products in the Field.

1.1.35. “Collaboration Component” means, with respect to a Combination, the portion of such Licensed Product comprising an Antibody Candidate. If the applicable Combination includes more than one Antibody Candidate, then “Collaboration Component” shall refer to each such Antibody Candidate.

1.1.36. “Collaboration In-License” has the meaning set forth in Section 9.5.1.3.

1.1.37. “Combination” means any Combination Product or Combination Therapy.

1.1.38. “Combination Product” means a product that includes an Antibody Candidate and at least one (1) additional active ingredient that is not an Antibody Candidate that is either co-formulated or administered through a single formulation, including, for clarity, an Antibody Candidate comprising a bi-specific Antibody. [***] For clarity [***]

1.1.39. “Combination Therapy” means a therapy that includes an Antibody Candidate and at least one (1) additional active ingredient that is not an Antibody Candidate [***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.40. “Combination Trial” means a Clinical Study that is designed to provide safety, dose ranging, dose selection or efficacy data for a Combination.

1.1.41. “Commercialization” or “Commercialize” means any and all activities directed to marketing, promoting, distributing, importing, exporting, using, offering to sell or selling a product, and activities directed to obtaining Pricing Approvals, as applicable.

1.1.42. “Commercialization Plans” means, collectively, the T1 Commercialization Plan, the Novartis Commercialization Plan, the Surface Commercialization Plan and the Global Licensed Product Commercialization Plan.

1.1.43. “Commercially Reasonable Efforts” means, with respect to a Party [***]

1.1.44. “Committee” means the Joint Steering Committee, Joint Research Committee, Joint Development Committee or Joint Commercialization Committee, or any other subcommittee established under Section 2.2.3.11, as applicable.

1.1.45. “Competing Program” means a Surface Competing Program or a Novartis Competing Program, as applicable.

Confidential

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1.1.46. “Competitive Infringement” means, [***] where the making, using, selling, offering for sale, or importing, by any Third Party (other than any Sublicensee or authorized purchaser or other transferee of such Licensed Product), of any pharmaceutical product comprising [***] For clarity, [***]

1.1.47. “Competitive (Novartis) Infringement” means Competitive Infringement with respect to any Licensed Product in the Novartis Territory, but does not include any Competitive (Surface) Infringement.

1.1.48. “Competitive (Surface) Infringement” any means Competitive Infringement with respect to any Regional Licensed Product in the Surface Territory, and does not include any Competitive (Novartis) Infringement.

1.1.49. “Completion” means, with respect to a Phase 1 Safety Study of a Licensed Product, [***] days from the date of the last patient last dose for such Phase 1 Safety Study (and for clarity not any later portions of the applicable Phase 1 Study, other than such Phase 1 Safety Study as so defined).

1.1.50. “Component” means a Collaboration Component or a Party Component.

1.1.51. “Component Value” means, with respect to a Component of a Combination, the value of such Component as determined in accordance with Exhibit A-1.

1.1.52. “Confidential Information” means any and all confidential or proprietary information and data and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is or has been provided by one Party to the other Party in connection with this Agreement.

1.1.53. “Control” means, with respect to any Patents or Know-How, the possession (whether by ownership, license or sublicense, other than by a license, sublicense or other right granted (but not assignment) pursuant to this Agreement) by a Party of the ability to assign or grant to the other Party the licenses, sublicenses or rights to access and use such Patents or Know-How as provided for in this Agreement, without, other than with respect to any In-Licenses, paying any consideration to any Third Party (now or in the future) or violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party would be required hereunder to grant such license, sublicense, or rights of access and use. Notwithstanding anything in this Agreement to the contrary, [***]

Confidential

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1.1.54. “Cover”, “Covering” or “Covered” with respect to each Licensed Product, means that, but for a license granted to a Person under a claim included in a Patent, the use, sale, offer for sale or importation of such Licensed Product in the Field in the Territory by such Person would infringe such claim.

1.1.55. “CREATE Act” has the meaning set forth in Section 14.1.2.

1.1.56. “CRO” means a contract research organization.

1.1.57. “Develop” and “Development” means any and all clinical drug development activities conducted before or after obtaining Regulatory Approval that are reasonably related to or leading to the development, preparation, and submission of data and information to a Regulatory Authority for the purpose of obtaining, supporting or expanding Regulatory Approval or to the appropriate body for obtaining, supporting or expanding Pricing Approval, including all activities related to pharmacokinetic profiling, design and conduct of Clinical Studies, regulatory affairs, statistical analysis, report writing, and regulatory filing creation and submission (including the services of outside advisors and consultants in connection therewith).

1.1.58. “Development Costs” means, with respect to a Licensed Target, those costs and expenses [***]

Confidential

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1.1.59. “Developmental Milestone Event” has the meaning set forth in Section 10.7.

1.1.60. “Developmental Milestone Payment” has the meaning set forth in Section 10.7.

1.1.61. “Development Plans” means, collectively, the T1 Development Plan, the RLP Development Plan, and the Global Development Plan.

1.1.62. “Disputes” has the meaning set forth in Section 16.3.1.

1.1.63. “DOJ” means the U.S. Department of Justice.

1.1.64. “Dollars” or “$” means the legal tender of the United States of America.

1.1.65. “Early Global Development Term” means, on a Global Target-by-Global Target basis, the time period commencing on the [***] and ending upon the date of [***]

1.1.66. “Early RLP Development Term” means, on a Regional Target-by-Regional Target basis, the time period commencing on [***] and ending upon the [***]

1.1.67. “Effective Date” has the meaning set forth in the preamble.

1.1.68. “EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.

1.1.69. “Equity Agreements” means (a) Series A-1 Stock Purchase Agreement, by and among Surface and the Purchaser listed on Schedule 1 thereto, dated as of the Effective Date; (b) Amendment No. 1 to Investors’ Rights Agreement, by and among Surface and the investors party thereto, dated as of the Effective Date; (c) Amendment No. 1 to Voting Agreement, by and among Surface and the stockholders party thereto, dated as of the Effective Date; (d) Amendment No. 1 to Right of First Refusal and Co-Sale Agreement, by and among Surface and the stockholders party thereto, dated as of the Effective Date; and (e) Participation Agreement, by and between Surface and Novartis, dated as of the Effective Date, in each case ((a)-(e)) as may be amended or restated from time to time.

1.1.70. “EU” means the European Union, as its membership may be constituted from time to time, and any successor thereto.

Confidential

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1.1.71. “Exclusivity Period” means (a) for each Option Target, from the [***] until the earliest of [***]

1.1.72. “Executive Officer” means, for Surface, its Chief Executive Officer, and for Novartis, its President or another senior executive designee with responsibilities and seniority comparable thereto; provided that any of the foregoing individuals may designate the Chief Financial Officer as his/her designee for financial related matters. In the event that the position of any of the Executive Officers identified in this Section 1.1.72 no longer exists due to a Change of Control, corporate reorganization, corporate restructuring or the like that results in the elimination of the identified position, the applicable Executive Officer will be replaced with another executive officer with responsibilities and seniority comparable to the eliminated Executive Officer.

1.1.73. “Existing Novartis In-License” means any agreements entered into by Novartis or an Affiliate with a Third Party prior to the Effective Date, including any amendments or restatements thereto during the Term in accordance with Section 12.4.3, pursuant to which Novartis or any of its Affiliates Controls any Novartis Technology, but excluding any Collaboration In-License to which Novartis or its Affiliates is a Party.

1.1.74. “Existing Surface In-License” means any agreements entered into by Surface or an Affiliate with a Third Party prior to the Effective Date, including any amendments or restatements thereto during the Term in accordance with Section 12.4.3, pursuant to which Surface or any of its Affiliates Controls any Surface Technology, but excluding any Collaboration In-License to which Surface or its Affiliates is a Party.

1.1.75. “Expedited Arbitration” has the meaning set forth in Section 16.3.4.1.

1.1.76. “Expedited Dispute” has the meaning set forth in Section 16.3.4.1.

1.1.77. “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.1.78. “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.1.79. “Field” means [***]

Confidential

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1.1.80. “Finance Officers” has the meaning set forth in Section 10.6.1.

1.1.81. “First Commercial Sale” means, on a Licensed Product-by-Licensed Product, and country-by-country basis, the first commercial sale in an arms’ length transaction of a Licensed Product to a Third Party by a Party or any of its Related Parties in such country following receipt of applicable Regulatory Approval of such Licensed Product in such country. For clarity, the First Commercial Sale shall not include any distribution or other sale solely for patient assistance, named patient use, compassionate use, or test marketing programs or non-registrational studies or similar programs or studies where the Licensed Product is supplied without charge or at the actual manufacturing cost thereof (without allocation of indirect costs or any markup).

1.1.82. “FTC” means the U.S. Federal Trade Commission or any successor agency thereto.

1.1.83. “FTE” means a full-time scientific or technical person, or in the case of less than a full-time scientific or technical person, a full-time equivalent scientific or technical person year, carried out by an appropriately qualified employee of a Party or its Related Parties, based on [***] person-hours per year. For clarity, indirect personnel (including support functions such as managerial, financial, legal or business development) shall not constitute FTEs.

1.1.84. “FTE Costs” means, for any period, the FTE Rate multiplied by the number of FTE’s in such period. For clarity, FTEs will be pro-rated on a daily basis if necessary.

1.1.85. “FTE Rate” means [***] per one (1) full FTE per full twelve (12) month Calendar Year, [***] Notwithstanding the foregoing, for any Calendar Year during the Term that is less than a full year, the above referenced rate will be proportionately reduced to reflect such portion of FTEs for such full Calendar Year.

1.1.86. “GAAP” means generally accepted accounting principles as practiced in the United States, as consistently applied.

1.1.87. “Global Antibody Candidate” means, on a Global Target-by-Global Target basis, any Antibody that [***]

Confidential

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1.1.88. “Global Development Plan” has the meaning set forth in Section 5.3.2.

1.1.89. “Global Licensed Product” means, on a Global Target-by-Global Target basis [***]

1.1.90. “Global Licensed Product Commercialization Plan” has the meaning set forth in Section 6.3.2.

1.1.91. “Global Net Sales Royalty” has the meaning set forth in Section 10.9.2.

1.1.92. “Global Option” means an Option that is (a) designated as a Global Option in accordance with Section 4.2.3, or (b) otherwise designated as or converted into a Global Option in accordance with the terms of this Agreement.

1.1.93. “Global Royalty Rates” has the meaning set forth in Section 10.9.2.

1.1.94. “Global Target” means an [***]

1.1.95. “GLP Toxicology Study” means a toxicology study, in species that satisfies applicable regulatory requirements, using applicable cGLP that meets the standard necessary for submission as part of an IND Filing with the applicable Regulatory Authority.

1.1.96. “Global Transition Activities” has the meaning set forth in Section 5.3.3.

1.1.97. “Global Transition Plan” has the meaning set forth in Section 5.3.3.

1.1.98. “Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.

Confidential

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1.1.99. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

1.1.100. “HSR Filing” has the meaning set forth in Section 4.2.6.6.

1.1.101. “IFRS” means International Financial Reporting Standards, as consistently applied.

1.1.102. “IL-27” means [***]

1.1.103. “IND” means an Investigational New Drug application, clinical trial application or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirement of such Regulatory Authority, and any amendments thereto.

1.1.104. “IND Acceptance” means the acceptance by a Regulatory Authority in a Major Market Country of an IND.

1.1.105. “IND Filing” means the filing with a Regulatory Authority in a Major Market Country of an IND.

1.1.106. “Indemnified Party” has the meaning set forth in Section 13.4.

1.1.107. “Indemnifying Party” has the meaning set forth in Section 13.4.

1.1.108. “Indication” means a disease or pathological condition for which clinical results for such disease or condition and a separate BLA application or a supplement (or other addition) to an existing BLA application is required for the purpose of obtaining Regulatory Approval in a country.

1.1.109. “Initiation” means, with respect to a Clinical Study of a Licensed Product, [***]

1.1.110. “In-Licenses” means, collectively, all Existing Surface In-Licenses, all Existing Novartis In-Licenses and all Collaboration In-Licenses.

1.1.111. “IP Committee” means the intellectual property advisory committee as more fully described in Section 14.3.1.

1.1.112. “JCC” has the meaning set forth in Section 2.5.1.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.113. “JDC” has the meaning set forth in Section 2.4.1.

1.1.114. “Joint Collaboration IP” means, collectively, (a) [***]

1.1.115. “JRC” has the meaning set forth in Section 2.3.1.

1.1.116. “JSC” has the meaning set forth in Section 2.2.1.

1.1.117. “Know-How” means all commercial, technical, scientific and other know-how and information, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and know-how, including regulatory data, study designs and protocols), and Materials, in all cases, whether or not confidential, proprietary, patented or patentable, in written, electronic or any other form now known or hereafter developed.

1.1.118. “Late Global Development Term” means, on a Global Target-by-Global Target basis, the time period commencing [***] and ending upon [***]

1.1.119. “Late RLP Development Term” means, on a Regional Target-by-Regional Target basis, the time period commencing [***] and ending [***]

1.1.120. “Laws” means all applicable laws, statutes, rules, regulations, orders, judgments, injunctions, ordinances or other pronouncements having the binding effect of law of any Governmental Authority, including if either Party is or becomes subject to a legal obligation to a Regulatory Authority or other Governmental Authority (such as a corporate integrity agreement or settlement agreement with a Governmental Authority).

1.1.121. “Lead Party” has the meaning set forth in Section 14.4.2.3(a).

1.1.122. “Licensed Products” means collectively, the T1 Licensed Products, the Global Licensed Products, and the Regional Licensed Products.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.123. “Licensed Targets” means the T1 Target, the Regional Targets and the Global Targets.

1.1.124. “Losses” has the meaning set forth in Section 13.1.

1.1.125. “Loss of Market Exclusivity” shall mean [***]

1.1.126. “MAA” shall have the meaning in Section 1.1.23.

1.1.127. “Major Market Countries” means the [***]

1.1.128. “Manufacturing” or “Manufacture” means all activities related to the manufacture of Antibody Candidates or Licensed Products, including, but not limited to, manufacturing supplies for Research, Development or Commercialization, packaging, in-process and finished product testing, release of product or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of product, ongoing stability tests, storage, shipment, and regulatory activities related to any of the foregoing.

1.1.129. “Manufacturing Costs” has the meaning set forth on Exhibit B, subject to Section 8.3.2.3.

1.1.130. “Mark-Up” means a [***]

1.1.131. “Materials” means all tangible compositions of matter, devices, articles of manufacture, assays, biological, chemical or physical materials and other similar materials.

1.1.132. “Milestone Payments” has the meaning set forth in Section 10.8.

1.1.133. “Net Sales” means, with respect to a Licensed Product, the net sales on behalf of a Party and any of its Related Parties for any Licensed Product sold to Third Parties (other than Sublicensees) in bona fide, arms-length transactions, as determined in accordance with such Party’s Accounting Standards as consistently applied, less a deduction of [***] percent [***%] for direct expenses related to the sales of

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensed Product(s), distribution and warehousing expenses and uncollectible amounts on previously sold Licensed Products. The deductions booked on an accrual basis by such Party and its Affiliates under its Accounting Standards to calculate the recorded net sales from gross sales include the following:

1.1.133.1. [***]

1.1.133.2. [***]

1.1.133.3. [***]

1.1.133.4. [***]

1.1.133.5. [***]

1.1.133.6. [***]

1.1.133.7. [***] and

1.1.133.8. [***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

With respect to a Combination, [***]

1.1.134. “Net Sales Royalties” means the Regional Net Sales Royalty, the T1 Net Sales Royalty and the Global Net Sales Royalty.

1.1.135. “Non-Bankrupt Party” has the meaning set forth in Section 9.7.

1.1.136. “Non-Proposing Party” has the meaning set forth in Section 5.2.2.4(a).

1.1.137. “Novartis Collaboration IP” means [***]

1.1.138. “Novartis Competing Program” has the meaning set forth in Section 12.5.2.2(a).

1.1.139. “Novartis Component” means a Party Component Controlled by Novartis or its Related Parties.

1.1.140. “Novartis Deferral Notice” has the meaning set forth in Section 4.2.3.2.

1.1.141. “Novartis Election” has the meaning set forth in Section 8.3.1.3.

1.1.142. “Novartis Indemnitees” has the meaning set forth in Section 13.2.

1.1.143. “Novartis In-Licenses” means any Existing Novartis In-License or any Collaboration In-License to which Novartis is a party.

1.1.144. “Novartis Know-How” means Know-How Controlled by Novartis or its Affiliates during the Term that is reasonably necessary for Surface to Research, Develop, Commercialize or Manufacture Antibody Candidates or Licensed Products in the Field in the Surface Territory, other than Novartis’s interest in Joint Collaboration IP, and Novartis Collaboration IP.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.145. “Novartis Option Target Manufacturing Election” has the meaning set forth in Section 8.2.3.

1.1.146. “Novartis Patents” means [***]

1.1.147. “Novartis Regional Net Sales Royalty” has the meaning set forth in Section 10.9.3.1.

1.1.148. “Novartis Regional Royalty Rate” has the meaning set forth in Section 10.9.3.1.

1.1.149. “Novartis RLP Trademarks” has the meaning set forth in Section 14.9.2.2.

1.1.150. “Novartis Technology” means, collectively, Novartis Know-How, Novartis Patents, Novartis Collaboration IP and Novartis’s interest in Joint Collaboration IP.

1.1.151. “Novartis Territory” means (a) with respect to any T1 Licensed Product, worldwide, (b) with respect to any Regional Licensed Product, all countries and territories of the world other than the Surface Territory, and (c) with respect to any Global Licensed Product, worldwide.

1.1.152. “Novartis Territory Commercialization Plan” has the meaning set forth in Section 6.2.3.

1.1.153. “Other Patents” has the meaning set forth in Section 14.3.3.1.

1.1.154. “Option” has the meaning set forth in Section 4.1.1.

1.1.155. “Option Exercise Date” means, on an Option-by-Option basis, the date on which an Option Exercise Notice delivered by Novartis to Surface for such Option pursuant to Section 4.2.6 takes effect.

1.1.156. “Option Exercise Notice” means the written notice Novartis delivers to Surface to exercise an Option with respect to an Option Target, in the form set forth on Exhibit C, containing the information set forth in such form.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.157. “Option Exercise Period” means, on an Option-by-Option basis, [***]

1.1.158. “Option IND Package” means, on an Option Target-by-Option Target basis, [***] the information set forth on Schedule 1.1.158 for such Option Target.

1.1.159. “Option Purchase Fee” has the meaning set forth in Section 10.3.

1.1.160. “Option Purchase Notice” means the written notice Novartis delivers to Surface to purchase an Option for an Option Target, in the form set forth on Exhibit D, containing the information set forth in such form.

1.1.161. “Option Purchase Period” means, on an Option Target-by-Option Target basis, the time period commencing [***] and ending [***].

1.1.162. “Option Selection Notice” has the meaning set forth in Section 4.2.3.1.

1.1.163. “Option Target” means any of the following: (a) CD47 (NCBI Entrez Gene ID:961), [***] (d) IL-27.

1.1.164. “Option Target Antibody Candidate” means, on an Option Target-by-Option Target basis, any Antibody that (a) Specifically Binds to such Option Target, and (b) is Researched by or on behalf of Surface or its Related Parties pursuant to this Agreement under the applicable Option Target Research Program; provided that after a Change of Control of a Party, [***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.165. “Option Target Research Plan” has the meaning set forth in Section 3.2.1.

1.1.166. “Option Target Research Program” has the meaning set forth in Section 3.2.1.

1.1.167. “Option Tox Package” means, on an Option Target-by-Option Target basis, the information set forth on Schedule 1.1.167 for such Option Target.

1.1.168. “Opt-Out Notice” has the meaning set forth in Section 5.2.9.

1.1.169. “Opt-Out Right” means Surface’s right to opt-out of the Development and Commercialization of all Regional Antibody Candidates and Regional Licensed Products for a Regional Target in accordance with Section 5.2.9.

1.1.170. “Out-of-Pocket Costs” means, with respect to certain activities hereunder [***]

1.1.171. “Party Component” means, with respect to a Combination, the portion of such Licensed Product comprising any active ingredient(s) other than an Antibody Candidate. If the applicable Combination includes more than one such active ingredient, then “Party Component” shall refer to each such active ingredient.

1.1.172. “Patent” means all patents and patent applications and all substitutions, divisions, continuations, continuations-in-part, any patent issued with respect to any such patent applications, any reissue, reexamination, utility models or designs, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all counterparts thereof in any country.

1.1.173. “Patent(s) Costs” means the out-of-pocket costs and expenses paid to outside legal counsel and other Third Parties (including to any licensor pursuant to any in-license), and filing and maintenance expenses, incurred in Prosecuting and Maintaining Patents and enforcing and defending them.

1.1.174. “Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship, joint stock company, joint venture, limited liability company, trust or government, or Governmental Authority, or any other similar entity.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.175. “Phase 1 Safety Study” means [***]

1.1.176. “Phase 1 Study” means a clinical study of an investigational product in patients with the primary objective of characterizing its safety, tolerability, and pharmacokinetics and identifying a recommended dose and regimen for future studies as described in 21 C.F.R. 312.21(a), or a comparable Clinical Study prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents and [***]

1.1.177. “Phase 2 Study” means a clinical study of an investigational product in patients with the primary objective of characterizing its activity in a specific disease state as well as generating more detailed safety, tolerability, and pharmacokinetics information as described in 21 C.F.R. 312.21(b), or a comparable Clinical Study prescribed by the relevant Regulatory Authority in a country other than the United States including a human clinical trial that is also designed to satisfy the requirements of 21 C.F.R. 312.21(a) or corresponding foreign regulations and is subsequently optimized or expanded to satisfy the requirements of 21 C.F.R. 312.21(b) (or corresponding foreign regulations) or otherwise to enable a Phase 3 Clinical Study (e.g., a phase 1/2 trial). The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents and [***]

1.1.178. “Phase 3 Study” means a clinical study of an investigational product in patients that incorporates accepted endpoints for confirmation of statistical significance of efficacy and safety with the aim to obtain Regulatory Approval in any country as described in 21 C.F.R. 312.21(c), or a comparable Clinical Study prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents [***]

1.1.179. “PHSA” means the United States Public Health Service Act, as amended.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.180. “Potential In-License” has the meaning set forth in Section 9.5.1.3.

1.1.181. “Post-Marketing Study” means a non-human or human clinical study of a Licensed Product initiated after receipt of Regulatory Approval for such Licensed Product in a country or territory, that is required by the Regulatory Authority in such country or territory to maintain the Regulatory Approval for such Licensed Product in such country or territory, but excluding any Supplemental Study.

1.1.182. “Pricing Approval” means such governmental approval, agreement, determination or decision establishing prices for a Licensed Product that can be charged or reimbursed in regulatory jurisdictions where the applicable Governmental Authorities approve or determine the price or reimbursement of pharmaceutical products.

1.1.183. “Pricing Matters” means all issues and decisions regarding (a) price, price terms and other contract terms with respect to Licensed Product sales, including discounts, rebates, other price concessions and service fees to payors and purchasers and (b) reimbursement programs applicable to a Licensed Product. For clarity, [***]

1.1.184. “Product Global Trademarks” means the Trademarks used, or intended for use, in connection with the distribution, marketing, promotion and sale of the T1 Licensed Products and Global Licensed Products by Novartis and its Related Parties in the Novartis Territory. Product Global Trademarks specifically exclude the corporate names and logos of the Parties and their Affiliates.

1.1.185. “Promotional Materials” has the meaning set forth in Section 6.2.5.2.

1.1.186. “Proposing Party” has the meaning set forth in Section 5.2.2.4(a).

1.1.187. “Prosecution and Maintenance” means, with regard to a particular Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues and the like with respect to that Patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to that Patent.

1.1.188. “Prosecution Patents” means (a) all Patents within the Surface Technology that are Controlled by Surface as of the Effective Date and (b) all Patents within the Surface Collaboration IP that, in each case ((a) and (b)), [***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.189. “Regional [***] Activities” has the meaning set forth in Section 4.2.6.4.

1.1.190. “Regional [***] Candidate” has the meaning set forth in Section 4.2.6.4.

1.1.191. “Regional Antibody Candidate” means, on a Regional Target-by-Regional Target basis, any Antibody that [***]

1.1.192. “Regional Licensed Product” means, on a Regional Target-by-Regional Target basis, a [***]

1.1.193. “Regional Option” means an Option that is designated as a Regional Option in accordance with Section 4.2.3.

1.1.194. “Regional Net Sales Royalty” has the meaning set forth in Section 10.9.3.2.

1.1.195. “Regional Royalty Rates” has the meaning set forth in Section 10.9.3.2.

1.1.196. “Regional Target” means an Option Target that is designated as a Regional Target in accordance with Section 4.2.6.2 and with respect to which an Option has been exercised pursuant to Section 4.2.6.4.

1.1.197. “Regulatory Approval” means a BLA, together with all other approvals (including, but not limited to, where applicable, Pricing Approval and schedule classifications), product or establishment licenses, registrations or authorizations (including, but not limited to, marketing authorizations) of any Regulatory Authority that may be necessary for the marketing, sale and commercialization of a pharmaceutical product in any country or region in the Territory.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.198. “Regulatory Authority” means any Governmental Authority involved in granting approvals for the Development, Manufacturing, Commercialization, Pricing Approval of Licensed Products, including the FDA, the EMA, the Japanese Ministry of Health, Labour and Welfare and the Pharmaceuticals and Medical Devices Agency in Japan.

1.1.199. “Regulatory Materials” means any regulatory application, submission, notification, communication, correspondence, registration, Regulatory Approvals and other filings made to, received from or otherwise conducted with a Regulatory Authority related to Developing, Manufacturing, obtaining marketing authorization, marketing, selling or otherwise Commercializing a pharmaceutical product in a particular country or jurisdiction.

1.1.200. “Related Party” means a Party’s Affiliates and permitted Sublicensees.

1.1.201. “Research” or “Researching” means activities, other than Development, related to the design, discovery, generation, identification, profiling, characterization, production, process development, cell line development, pre-clinical development or non-clinical or pre-clinical studies of drug candidates and products.

1.1.202. “Research Plans” means, collectively, the T1 Research Plan and each of the Option Target Research Plans.

1.1.203. “Research Programs” means, collectively, the T1 Research Program and each of the Option Target Research Programs.

1.1.204. “Research Term” means, [***]

1.1.205. “Research Target” means the T1 Target and the Option Targets.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.206. “Restricted Technology” means Surface Technology, Novartis Technology, and any Confidential Information of either Party or its Related Parties provided under or developed in connection with the Collaboration.

1.1.207. [***]

1.1.208. [***]

1.1.209. [***]

1.1.210. “RLP Branding Strategy has the meaning set forth in Section 6.2.5.1.

1.1.211. “RLP Commercial Strategy” has the meaning set forth in Section 6.2.2.

1.1.212. “RLP Development Activities” means collectively, [***]

1.1.213. “RLP Development Budget” has the meaning set forth in Section 5.2.2.2.

1.1.214. “RLP Development Plan” has the meaning set forth in Section 5.2.2.1.

1.1.215. “RLP Trademarks” means the Trademarks used, or intended for use, in connection with the distribution, marketing, promotion and sale of the Regional Licensed Products. RLP Trademarks specifically exclude the corporate names and logos of the Parties and their Affiliates and Sublicensees. RLP Trademarks include both the Surface RLP Trademarks and the Novartis RLP Trademarks.

1.1.216. “Royalty Patents” means [***]

1.1.217. “Royalty Rates” means the Regional Royalty Rates, the T1 Royalty Rates and the Global Royalty Rates.

1.1.218. “Royalty Term” has the meaning set forth in Section 10.10.1.

1.1.219. “Safety Concern” means (a) any safety concern required to be reported under 21 C.F.R. § 312.32(c)(1)(iii) (“Findings from animal or in vitro testing”) if an IND with respect to such Antibody Candidate or Licensed Product was open at the time of the observation or (b) a toxicity or drug safety issue or a Serious Adverse Event reasonably related to or observed in connection with Research, Development or Commercialization activities with respect to an Antibody Candidate or Licensed Product.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.220. “Sales Milestone Event” has the meaning set forth in Section 10.8.

1.1.221. “Sales Milestone Payment” has the meaning set forth in Section 10.9.

1.1.222. “SDEA” has the meaning set forth in Section 7.4.

1.1.223. “Serious Adverse Event” means an adverse drug experience or circumstance that results in any of the following outcomes (a) death, (b) life-threatening condition, (c) inpatient hospitalization or a significant prolongation of existing hospitalization, (d) persistent or significant disability or incapacity or substantial disruption of the ability to conduct normal life functions, (e) or a congenital anomaly/birth defect or (f) significant intervention required to prevent permanent impairment or damage.

1.1.224. “Specifically Bind” means, [***]

1.1.225. “Sublicensee” means a Third Party to which a Party or its Affiliate has granted or grants rights, as permitted under this Agreement, to Research, Develop, Manufacture or Commercialize any Antibody Candidates or Licensed Product(s), or any further sublicensee of such rights (regardless of the number of tiers, layers or levels of sublicenses of such rights).

1.1.226. “Supplemental Study” is any Clinical Study (other than any Post-Marketing Study) for an additional indication or other label expansion for a Licensed Product beyond the initial Indication contemplated by the Development Plan.

1.1.227. “Supply Agreement” means any supply agreement entered into by the Parties pursuant to Section 8.

1.1.228. “Surface Collaboration IP” means [***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.229. “Surface Competing Program” has the meaning set forth in Section 12.5.2.1(a).

1.1.230. “Surface Component” means a Party Component Controlled by Surface or its Related Parties.

1.1.231. “Surface Election” has the meaning set forth in Section 8.3.1.3.

1.1.232. “Surface Indemnitees” has the meaning set forth in Section 13.1.

1.1.233. “Surface In-Licenses” means any Existing Surface In-License or any Collaboration In-License to which Surface is a party.

1.1.234. “Surface Know-How” means [***]

1.1.235. “Surface Regional Net Sales Royalty” has the meaning set forth in Section 10.9.3.2.

1.1.236. “Surface Regional Royalty Rate” has the meaning set forth in Section 10.9.3.2.

1.1.237. “Surface Patents” means [***]

1.1.238. “Surface RLP Trademarks” has the meaning set forth in Section 14.9.2.2.

1.1.239. “Surface Technology” means Surface Know-How, Surface Patents, Surface Collaboration IP and Surface’s interest in Joint Collaboration IP.

1.1.240. “Surface Territory” means, with respect to any Regional Licensed Product, the United States.

1.1.241. “Surface Territory Commercialization Plan” has the meaning set forth in Section 6.2.4.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.242. “T1 Antibody Candidate” means any Antibody that [***]

1.1.243. “T1 Commercialization Plan” has the meaning set forth in Section 6.1.2.

1.1.244. “T1 Development Information” has the meaning set forth in Section 5.1.2.

1.1.245. “T1 Development Plan” has the meaning set forth in Section 5.1.3.

1.1.246. “T1 Licensed Product” means a [***]

1.1.247. “T1 Net Sales Royalty” has the meaning set forth in Section 10.9.1.

1.1.248. “T1 Research Plan” has the meaning set forth in Section 3.1.1.

1.1.249. “T1 Research Program” has the meaning set forth in Section 3.1.1.

1.1.250. “T1 Royalty Rates” has the meaning set forth in Section 10.9.1.

1.1.251. “T1 Target” means CD73 [***]

1.1.252. “T1 Transition Activities” has the meaning set forth in Section 5.1.2.

1.1.253. “T1 Transition Plan” has the meaning set forth in Section 5.1.2.

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1.1.254. “Target” means a Licensed Target or Option Target, as applicable.

1.1.255. “Tax” and “Taxation” means any form of tax or taxation, levy, duty, charge or withholding (including any related fine, penalty, addition to tax, surcharge or interest) imposed by, or payable to, a governmental authority.

1.1.256. “Technical Failure” [***]

1.1.257. “Territory” means (a) with respect to Surface, the Surface Territory and (b) with respect to Novartis, the Novartis Territory.

1.1.258. “Term” has the meaning set forth in Section 15.1.

1.1.259. “Third Party” means any Person other than Novartis, Surface or their respective Affiliates.

1.1.260. “Third Party Acquisition” has the meaning set forth in Section 12.5.2.1(a).

1.1.261. “Third Party Payment” has the meaning set forth in Section 9.5.1.

1.1.262. “Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.

1.1.263. “United States” or “U.S.” means the United States and its territories, possessions and commonwealths.

1.1.264. “Valid Claim” means a claim of a Patent that (a) has not been rejected, revoked or held to be invalid or unenforceable by a court or other authority of competent jurisdiction, from which decision no appeal can be further taken, or (b) has not been finally abandoned, disclaimed or admitted to be invalid or unenforceable through reissue or disclaimer. In order to be a Valid Claim, any claim being prosecuted in a pending patent application must be prosecuted in good faith and not have been pending for more than [***] years from the filing date of the first utility patent application (or equivalent concept in any such country) in the patent application family in the country in question, in which case it will cease to be considered a Valid Claim until the patent issues and recites said claim.

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2. GOVERNANCE

2.1. Alliance Manager. Promptly following the Effective Date, each Party will designate an individual to facilitate communication and coordination of the Parties’ activities under this Agreement relating to Antibody Candidates and Licensed Products and to provide support and guidance to the JSC (each, an “Alliance Manager”). Each Alliance Manager may also serve as a representative of its respective Party on one or more Committees.

2.2. Joint Steering Committee.

2.2.1. Purpose; Formation. Within [***] days after the Effective Date, the Parties will establish a joint steering committee (the “JSC”) that will monitor and provide strategic oversight of the activities under this Agreement and facilitate communications between the Parties with respect to the Research, Development, Manufacture and Commercialization of Antibody Candidates and Licensed Products, all in accordance with this Section 2.2.

2.2.2. Composition. Each Party will initially appoint [***] representatives to the JSC, all of whom will have sufficient seniority within the applicable Party to make decisions arising within the scope of the JSC’s responsibilities. The Parties’ initial representatives to the JSC are set forth on Exhibit E. The JSC may change its size from time to time by mutual consent of its members, provided that the JSC will consist at all times of an equal number of representatives of each of Surface and Novartis. Each Party may replace its JSC representatives at any time upon written notice to the other Party. The JSC may invite non-members to participate in the discussions and meetings of the JSC, provided that such participants have no voting authority at the JSC and are bound under written obligation of confidentiality no less protective of the Parties’ Confidential Information than those set forth in this Agreement. The JSC will be co-chaired, with one chairperson designated by Surface and [***] designated by Novartis, whose responsibilities will include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved. Responsibility for running each meeting of the JSC will alternate between the chairpersons from meeting-to-meeting, with Surface’s chairperson running the first meeting. The Alliance Managers will work with the chairpersons to prepare and circulate agendas and to ensure the preparation of minutes. The chairpersons have no additional powers or rights beyond those held by the other JSC representatives.

2.2.3. Specific Responsibilities. In addition to its overall responsibility for monitoring and providing strategic oversight with respect to the Parties’ activities under this Agreement, the JSC will in particular have the following responsibilities:

2.2.3.1. review and discuss the Research by the Parties with respect to the T1 Antibody Candidates and Option Target Antibody Candidates, including whether a Technical Failure has occurred with respect to Option Target Antibody Candidates;

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2.2.3.2. review and discuss the Development of Regional Antibody Candidates;

2.2.3.3. review and discuss the Commercialization of Regional Licensed Products and any other ongoing related activities;

2.2.3.4. review, discuss and oversee Manufacturing for the T1 Antibody Candidates and Option Antibody Candidates, including the supply chain for Antibody Candidates;

2.2.3.5. facilitate the flow of information between the Parties with respect to T1 Antibody Candidates, Regional Antibody Candidates, Global Antibody Candidates and Licensed Products;

2.2.3.6. review and discuss reports from the JRC, JDC and JCC, and provide guidance thereto and direct the activities of such Committees, and review and approve all Research Plans and each RLP Development Plan, and, in each case, all amendments thereto;

2.2.3.7. review and discuss the entry of any Collaboration In-Licenses with respect to the Research, Development, Manufacture or Commercialization of any Antibody Candidates or Licensed Products;

2.2.3.8. review, discuss and coordinate the Parties’ scientific presentation and publication strategy relating to the Regional Licensed Products in the Territory;

2.2.3.9. review and facilitate discussion of proposed publications and resolve disputes with respect thereto taking into consideration Section 11.2.1;

2.2.3.10. attempt to resolve issues presented to it by, and disputes within, the JRC, JDC or JCC, or any other subcommittee;

2.2.3.11. establish such additional joint subcommittees as it deems necessary to achieve the objectives and intent of this Agreement; and

2.2.3.12. perform such other functions as appropriate, and direct each other Committee to perform such other functions as appropriate, to further the purposes of this Agreement, in each case as agreed in writing by the Parties or as expressly provided in this Agreement.

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2.2.4. Meetings. The JSC will meet at least once per [***] during the Term unless the Parties mutually agree in writing to a different frequency. No later than [***] Business Days prior to any meeting of the JSC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JSC (by videoconference, teleconference or in person) by providing at least [***] Business Days prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the chairperson of the JSC and the Alliance Managers of both Parties to provide the members of the JSC no later than [***] Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered. The JSC may meet in person, by videoconference or by teleconference. Notwithstanding the foregoing, at least one (1) meeting per [***] will be in person unless the Parties mutually agree in writing to waive such requirement. In-person JSC meetings will be held at locations alternately selected by Surface and by Novartis. Each Party will bear the expense of its respective JSC members’ participation in JSC meetings. Meetings of the JSC will be effective only if at least [***] representative of each Party (which representative is not such Party’s Alliance Manager) is present or participating in such meeting. The Alliance Managers will be responsible for preparing reasonably detailed written minutes of all JSC meetings that reflect material decisions made and action items identified at such meetings. The Alliance Managers will send draft meeting minutes to each member of the JSC for review and approval within [***] Business Days after each JSC meeting. Such minutes will be deemed approved unless [***] of the JSC objects to the accuracy of such minutes within [***] Business Days of receipt. Minutes will be officially endorsed by the JSC at the next JSC meeting, and will be signed by the Alliance Managers.

2.3. Joint Research Committee.

2.3.1. Formation; Composition; Dissolution. Within [***] days after the Effective Date, the Parties will establish a committee to oversee the Research of Antibody Candidates and Licensed Products in accordance with the Research Plan(s) and to coordinate the Research activities of the Parties with respect thereto (the “JRC”). Each Party will initially appoint [***] representatives to the JRC, with each representative having knowledge and expertise in the Research of compounds and products similar to the Antibody Candidates and Licensed Products and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JRC’s responsibilities. The JRC may change its size from time to time, provided that the JRC will consist at all times of an equal number of representatives of each of Surface and Novartis. Each Party may replace its JRC representatives at any time upon written notice

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to the other Party. The JRC may invite non-members to participate in the discussions and meetings of the JRC, provided that such participants have no voting authority at the JRC and are bound under written obligation of confidentiality no less protective of the Parties’ Confidential Information than those set forth in this Agreement. The JRC will be co-chaired, with one chairperson designated by Surface and [***] designated by Novartis, whose responsibilities will include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved. Responsibility for running each meeting of the JRC will alternate between the chairpersons from meeting-to-meeting, with Surface’s chairperson running the first meeting. Subject to Section 2.8, after Completion of the last Phase 1 Study for the last Antibody Candidate or Licensed Product, the Parties agree that the JRC will be automatically dissolved with no further action required by either Party.

2.3.2. Specific Responsibilities of the JRC. The JRC has the following responsibilities:

2.3.2.1. oversee and review Research responsibilities for T1 Antibody Candidate and Option Antibody Candidates;

2.3.2.2. discuss, prepare and approve for submission to the JSC the Research Plans and all amendments thereto;

2.3.2.3. oversee the conduct of the T1 Research Plan and Option Target Research Plans;

2.3.2.4. create, implement, review the overall strategy and approve protocols and the selection and use of Third Parties for Research of T1 Antibody Candidates and Option Antibody Candidates, including the design of all nonclinical studies, preclinical studies and GLP Toxicology Studies, conducted under the Research Plans;

2.3.2.5. decide whether and when to initiate or discontinue any nonclinical studies, preclinical studies or GLP Toxicology Studies for T1 Antibody Candidates and Option Antibody Candidates under the Research Plans, provided that nothing is intended to limit a Party’s ability to comply with applicable Law or manage subject safety;

2.3.2.6. review, discuss and oversee Manufacturing for the Research of T1 Antibody Candidates and Option Antibody Candidates, including the supply chain for Antibody Candidates;

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2.3.2.7. allocate budgeted resources and determine priorities for each nonclinical study, preclinical study and GLP Toxicology Study for T1 Antibody Candidates and Option Antibody Candidates included under the Research Plans;

2.3.2.8. facilitate the flow of information between the Parties with respect to the Research of T1 Antibody Candidates and Option Antibody Candidates;

2.3.2.9. facilitate the flow of information between the Parties with respect to the Research activities for the T1 Research Program and Option Target Research Programs; and

2.3.2.10. perform such other functions as may be appropriate to further the purposes of this Agreement, as directed by the JSC in accordance with Section 2.2.3.12 or as expressly provided in this Agreement.

2.3.3. Meetings. The JRC will meet at least once per [***] unless the Parties mutually agree in writing to a different frequency. No later than [***] prior to any meeting of the JRC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party will be free to propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JRC (by videoconference, teleconference or in person) by providing at least [***] prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the Alliance Manager to provide the members of the JRC no later than [***] prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision. The JRC may meet in person, by videoconference, or by teleconference. In-person JRC meetings will be held at locations in the United States alternately selected by Surface and by Novartis or at any other location mutually agreed by the members of the JRC. Each Party will report to the JRC on all material issues relating to the Research of Antibody Candidates promptly after such issues arise. Each Party will bear the expense of its respective JRC members’ participation in JRC meetings. The JRC chairperson will be responsible for preparing reasonably detailed written minutes of JRC meetings that reflect all decisions made and action items identified at such meetings. The JRC chairperson will send meeting minutes to each member of the JRC for review and approval within [***] after each JRC meeting. Minutes will be deemed approved unless [***] members of the JRC objects to the accuracy of such minutes within [***] of receipt. Minutes will be officially endorsed by the JRC at the next JRC meeting, and will be signed by the Alliance Managers.

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2.3.4. Decision-Making. Subject to the remainder of this Section 2.3.4 and Section 2.6, the JRC will act by unanimous agreement. The representatives from each Party have, collectively, [***] vote on behalf of that Party. If the JRC cannot reach unanimous agreement on an issue that comes before the JRC within [***] of the meeting such issue was raised and over which the JRC has oversight, then the Parties will refer such matter to the JSC for resolution in accordance with Section 2.6.

2.4. Joint Development Committee.

2.4.1. Formation; Composition; Dissolution. No later than [***] after the Initiation of the first GLP Toxicology Study for any Antibody Candidate or Licensed Product, the Parties will establish a committee to (a) oversee the Development of Regional Licensed Antibody Candidates and Regional Licensed Products in accordance with the Development Plan(s) for the same and to coordinate the Development activities of the Parties with respect thereto, and (b) facilitate the flow of information between the Parties with respect to, and provide a forum to discuss, the Development of T1 Antibody Candidates, T1 Licensed Products, Global Antibody Candidates and Global Licensed Products (the “JDC”). Each Party will initially appoint [***] representatives to the JDC, with each representative having knowledge and expertise in the Development of compounds and products similar to the Antibody Candidates and Licensed Products and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JDC’s responsibilities. The JDC may change its size from time to time, provided that the JDC will consist at all times of an equal number of representatives of each of Surface and Novartis. Each Party may replace its JDC representatives at any time upon written notice to the other Party. The JDC may invite non-members to participate in the discussions and meetings of the JDC, provided that such participants have no voting authority at the JDC and are bound under written obligation of confidentiality no less protective of the Parties’ Confidential Information than those set forth in this Agreement. The JDC will be co-chaired, with one chairperson designated by Surface and [***] designated by Novartis, whose responsibilities will include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved. Responsibility for running each meeting of the JDC will alternate between the chairpersons from meeting-to-meeting, with Novartis’s chairperson running the first meeting. Subject to Section 2.8, upon later of [***] the Parties agree that the JDC will be automatically dissolved with no further action required by either Party.

2.4.2. Specific Responsibilities of the JDC. The JDC has the following responsibilities:

2.4.2.1. oversee and review Development responsibilities for each Regional Antibody Candidate and Regional Licensed Product;

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2.4.2.2. discuss, prepare and approve for submission to the JSC all RLP Development Plans, and all amendments to RLP Development Plans for Regional Antibody Candidates and Regional Licensed Products;

2.4.2.3. oversee the conduct of all RLP Development Plans;

2.4.2.4. create, implement and review the overall strategy for Development, including the design of all Clinical Studies for Regional Antibody Candidates and Regional Licensed Products, conducted under the RLP Development Plans, as applicable;

2.4.2.5. decide whether and when to initiate or discontinue any Clinical Study for any Regional Antibody Candidate or Regional Licensed Product under each RLP Development Plan, as applicable, provided that nothing is intended to limit a Party’s ability to comply with applicable Law or manage subject safety;

2.4.2.6. allocate budgeted resources and determine priorities for each Clinical Study for Regional Antibody Candidates and Regional Licensed Products included under each RLP Development Plan;

2.4.2.7. oversee the conduct of all Clinical Studies for Regional Antibody Candidates and Regional Licensed Products included under each RLP Development Plan;

2.4.2.8. facilitate the flow of information between the Parties with respect to the Development of T1 Antibody Candidates, T1 Licensed Products, Regional Antibody Candidates, Regional Licensed Products, Global Antibody Candidates or Global Licensed Products;

2.4.2.9. allocate primary responsibility as between the Parties for tasks relating to the Development of Regional Antibody Candidates where not already specified in the RLP Development Plans therefor;

2.4.2.10. review, discuss and oversee Manufacturing for the Development of Regional Antibody Candidates and Regional Licensed Products, including the supply chain for Regional Antibody Candidates and Regional Licensed Products;

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2.4.2.11. create, implement and review the overall strategy regarding Regulatory Approval of Regional Licensed Products in the Territory;

2.4.2.12. without limitation to Section 2.4.2.11, review the regulatory strategy with respect to discussions with and commitments to or agreements with Regulatory Authorities (including post-approval commitments) with respect to Regional Licensed Product labeling, risk management or Clinical Studies;

2.4.2.13. without limitation to Section 2.4.2.12, review and approve any material submission to, or any material agreement with or material commitment made to, a Regulatory Authority with respect to a Regional Licensed Product, such as any BLA or MAA, or any submission, agreement or commitment with respect to Licensed Product labeling, any risk management plans or post-approval commitment for such Licensed Product;

2.4.2.14. facilitate the flow of information between the Parties with respect obtaining Regulatory Approval for Regional Licensed Products; and

2.4.2.15. perform such other functions as may be appropriate to further the purposes of this Agreement, as directed by the JSC in accordance with Section 2.2.3.12 or as expressly provided in this Agreement.

2.4.3. Meetings. The JDC will meet at least once per [***] unless the Parties mutually agree in writing to a different frequency. No later than [***] prior to any meeting of the JDC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party will be free to propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JDC (by videoconference, teleconference or in person) by providing at least [***] prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the Alliance Manager to provide the members of the JDC no later than [***] prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision. The JDC may meet in person, by videoconference, or by teleconference. In-person JDC meetings will be held at locations in the United States alternately selected by Surface and by Novartis or at any other location mutually agreed by the members of the JDC. Each Party will report to the JDC on all material issues

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relating to the Development of Antibody Candidates and Licensed Products for and in the Territory promptly after such issues arise. Each Party will bear the expense of its respective JDC members’ participation in JDC meetings. The JDC chairperson will be responsible for preparing reasonably detailed written minutes of JDC meetings that reflect all decisions made and action items identified at such meetings. The JDC chairperson will send meeting minutes to each member of the JDC for review and approval within [***] after each JDC meeting. Minutes will be deemed approved unless [***] members of the JDC objects to the accuracy of such minutes within [***] of receipt. Minutes will be officially endorsed by the JDC at the next JDC meeting, and will be signed by the Alliance Managers.

2.4.4. Decision-Making. Subject to the remainder of this Section 2.4.4 and Section 2.6, the JDC will act by unanimous agreement. The representatives from each Party have, collectively, [***] on behalf of that Party. If the JDC cannot reach unanimous agreement on an issue that comes before the JDC within [***] of the meeting such issue was raised and over which the JDC has oversight, then the Parties will refer such matter to the JSC for resolution in accordance with Section 2.6.

2.5. Joint Commercialization Committee.

2.5.1. General. The Parties will establish a committee, no later than completion of the first Phase 2 Clinical Study for the first Regional Licensed Product, to (a) oversee Commercialization of Regional Licensed Products in the Territory, and (b) facilitate the flow of information between the Parties with respect to, and provide a forum to discuss, the Commercialization of T1 Antibody Candidates, T1 Licensed Products, Global Antibody Candidates and Global Licensed Products (the “JCC”).

2.5.2. Formation; Composition. Each Party will initially appoint [***] representatives to the JCC, with each representative having knowledge and expertise in the commercialization of products similar to the Regional Licensed Products and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JCC’s responsibilities. The JCC may change its size from time to time by mutual consent of its members, provided that the JCC will consist at all times of an equal number of representatives of each of Surface and Novartis. Each Party may replace its JCC representatives at any time upon written notice to the other Party. The JCC may invite non-members to participate in the discussions and meetings of the JCC, provided that such participants have no voting authority at the JCC and are bound under written obligation of confidentiality no less protective of the Parties’ Confidential Information than those set forth in this Agreement. The JCC will be co-chaired, with one chairperson designated by Surface and [***] designated by Novartis, whose responsibilities will include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved. Responsibility for running each meeting of the JCC will alternate between the chairpersons from meeting-to-meeting, with Novartis’s chairperson running the first meeting.

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2.5.3. Specific Responsibilities of the JCC. Subject to any limitations under applicable Law, including Antitrust Laws, the JCC has the following responsibilities:

2.5.3.1. discuss, prepare and approve for submission to the JSC the Commercialization Plan for each Regional Licensed Product, including, in each case, any amendments thereto;

2.5.3.2. oversee implementation of each Commercialization Plan for a Regional Licensed Product;

2.5.3.3. review and discuss Commercialization activities with respect to Regional Licensed Products;

2.5.3.4. facilitate the flow of information between the Parties with respect to the Commercialization of T1 Antibody Candidates, T1 Licensed Products, Regional Antibody Candidates, Regional Licensed Products, Global Antibody Candidates or Global Licensed Products;

2.5.3.5. allocate between the Parties primary responsibility for tasks relating to Commercialization of Regional Licensed Products in their respective Territory in a manner consistent with Section 6;

2.5.3.6. oversee forecasting and market planning with respect to Regional Licensed Products;

2.5.3.7. review and discuss strategies with respect to Pricing Matters for Regional Licensed Products in the Territory, to the extent operationally feasible and not prohibited by applicable Law;

2.5.3.8. review, discuss and oversee Manufacturing for the Commercialization of Regional Licensed Products, including the supply chain for Regional Licensed Products;

2.5.3.9. manage Trademarks as contemplated by Section 14.9; and

2.5.3.10. perform such other functions as appropriate to further the purposes of this Agreement, as directed by the JSC in accordance with Section 2.2.3.12 or as expressly provided in this Agreement.

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2.5.4. Meetings. The JCC will meet at least once per [***] unless the Parties mutually agree in writing to a different frequency. No later than [***] prior to any meeting of the JCC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party will be free to propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JCC (by videoconference, teleconference or in person) by providing at least [***] prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the chairperson of the JCC to provide the members of the JCC no later than [***] prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision. The JCC may meet in person, by videoconference, or by teleconference. In-person JCC meetings will be held at locations in the United States alternately selected by Surface and by Novartis or at any other location mutually agreed by the members of the JCC. Meetings of the JCC will be effective only if at least one (1) representative of each Party is present or participating in such meeting. Each Party will report to the JCC on all material issues relating to the Commercialization of Regional Licensed Products promptly after such issues arise. Each Party will bear the expense of its respective JCC members’ participation in JCC meetings. The JCC chairperson will be responsible for preparing reasonably detailed written minutes of JCC meetings that reflect all decisions made and action items identified at such meetings. The JCC chairperson will send meeting minutes to each member of the JCC for review and approval within [***] after each JCC meeting. Minutes will be deemed approved unless [***] members of the JCC object to the accuracy of such minutes within [***] of receipt. Minutes will be officially endorsed by the JCC at the next JCC meeting, and will be signed by the Alliance Managers.

2.5.5. Decision-Making. Subject to the remainder of this Section 2.5.5 and Section 2.6, the JCC will act by unanimous agreement. The representatives from each Party have, collectively, [***] on behalf of that Party. If the JCC cannot reach unanimous agreement on an issue that comes before the JCC within [***] of the meeting such issue was raised and over which the JCC has oversight, then the Parties will refer such matter to the JSC for resolution in accordance with Section 2.6.3 and Section 2.6; provided that any issues arising under Section 2.5.3.7 shall not be subject to such escalation or decision-making authority, and instead shall be determined by each Party in its respective Territory. For clarity, any and all such communications or strategy involving the Commercialization activities shall be limited to those permitted under applicable Law, including Antitrust Laws.

2.6. Resolution of Committee Disputes.

2.6.1. Within Operating Committees. All decisions within the JRC, JDC and JCC will be made by unanimous agreement and all decisions within the other Committees, other than the JSC, will be made by unanimous agreement. If a dispute arises which cannot be resolved within the JRC, JDC, JCC or such other Committees, then if such dispute relates to a matter within the jurisdiction of the applicable Committee, the representatives of either Party may cause such matter to be referred to the JSC for resolution as provided in Section 2.6.2.

Confidential

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2.6.2. Decision Making Within the JSC. In addition to resolving issues specifically delegated to it, the JSC has the authority to resolve disputes within the jurisdiction of the JRC, JDC, JCC and any other Committees that the Parties may subsequently create to assist in governance of this Agreement, but otherwise has no authority except where expressly specified elsewhere in this Agreement or mutually agreed by the Parties in writing. The representatives from each Party have, collectively, [***] on behalf of that Party, and all decisions within the JSC (whether originating there, or referred to it by an operating Committee) will be made by unanimous agreement. If a matter is referred by an operating Committee to the JSC, the JSC will use good faith efforts, in compliance with this Section 2.6.2, to resolve promptly such matter. If the JSC is unable to reach unanimous agreement, within [***] after a Party affirmatively states that a decision needs to be made, on any issue for which it is responsible, either Party may elect to submit such issue to the Parties’ Executive Officers in accordance with Section 2.6.3.

2.6.3. Referral to Executive Officers. If a Party makes an election under Section 2.6.2 to refer a matter to the Executive Officers, the JSC will submit in writing the respective positions of the Parties to their respective Executive Officers. Such Executive Officers will use good faith efforts, in compliance with this Section 2.6.3, to resolve promptly such matter, which good faith efforts will include at least one meeting between such Executive Officers within [***] after the JSC’s submission of such matter to them. If the Executive Officers are unable to reach unanimous agreement on any such matter, (i) if the matter relates to [***] provided, however, that [***] (ii) if the matter relates to [***] (iii) if the matter relates to [***] (iv) if the matter relates to [***] and (v) [***]

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Notwithstanding anything herein to the contrary, no exercise of a Party’s decision-making authority on any such matters may, without the other Party’s prior written consent (i) result in a material increase in the other Party’s or its Related Parties’ obligations, costs or expenses under this Agreement or any Research Plan, Development Plan or Commercialization Plan, or (ii) otherwise conflict with this Agreement.

2.6.4. Good Faith. In conducting themselves on committees, and in exercising their rights under this Section 2.6, all representatives of both Parties will consider diligently, reasonably and in good faith all input received from the other Party, and will use reasonable efforts to reach unanimous agreement on all matters before them. In exercising any decision-making authority granted to it under this Section 2.6, each Party will act based on its good faith judgment taking into consideration such Party’s obligations to use Commercially Reasonable Efforts with respect to Research, Development or Commercialization activities as provided in this Agreement.

2.7. General Committee Authority. Each Committee has solely the powers expressly assigned to it in this Section 2. No Committee will have any power to amend, modify, or waive compliance with this Agreement. It is expressly understood and agreed that the control of decision-making authority by Surface or Novartis, as applicable, pursuant to Section 2.6, so as to resolve a disagreement or deadlock on a Committee for any matter will not authorize either Party to perform any function or exercise any decision-making right not delegated to a Committee or such Party, and that neither Surface nor Novartis has any right to unilaterally modify, amend or waive its own compliance with, the terms of this Agreement.

2.8. Discontinuation of Participation on a Committee. The activities to be performed by each Committee will solely relate to governance under this Agreement, and are not intended to be or involve the delivery of services. Subject to Sections 2.3.1 and 2.4.1, each Committee will continue to exist until the Parties mutually agree to disband the Committee. If each Committee is not disbanded pursuant to the preceding sentence, Surface will have the right, but not the obligation, to discontinue Surface’s participation on each Committee no earlier than [***] after the expiration of the Research Term with respect to any Licensed Target, other than a Regional Targets. If Surface exercises such right to discontinue its participation, Surface will provide prompt written notice to Novartis of such election including the applicable Licensed Target, and Novartis will have the sole right and authority to take any action that had been within each Committee’s purview previously with respect to the applicable Antibody Candidates or Licensed Products within such Licensed Target identified in Surface’s written notice.

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3. RESEARCH

3.1. T1 Target.

3.1.1. Overview. Surface will be responsible for performing Research of T1 Antibody Candidates in accordance with this Agreement and the T1 Research Plan during the Research Term (the “T1 Research Program”). An initial draft of the research plan for the T1 Research Program, to be finalized by the JRC, is attached as Exhibit F (the “T1 Research Plan”). In the event of any inconsistency between the T1 Research Plan and this Agreement, the terms of this Agreement will prevail. During and after the expiration of the T1 Research Term, each Party will have the right, but not the obligation, to perform Research of T1 Antibody Candidates in accordance with this Agreement.

3.1.2. Diligence; Standards of Conduct. During the Research Term, Surface (itself or through its Affiliates or by permitted subcontracting pursuant to Section 3.1.7) will use Commercially Reasonable Efforts to [***] Surface will conduct its activities under the T1 Research Plan in a good scientific manner and in compliance with applicable Law.

3.1.3. Oversight. The T1 Research Program will be conducted under the oversight of the JRC, which will have the responsibilities outlined in this Agreement.

3.1.4. Research Costs. During the Research Term, Surface will be responsible for [***] of all costs and expenses incurred by or on behalf of Surface in connection with the T1 Research Program. During and after the expiration of the Research Term for the T1 Research Program, each Party will be responsible for [***] of all costs and expenses incurred by or on behalf of such Party or its Related Parties in connection with Research of T1 Antibody Candidates.

3.1.5. Research Reports. Surface will keep the JRC informed regarding the progress of Research activities for the T1 Research Program during the Research Term, including a review of results and progress against timelines in the T1 Research Plan on a [***] basis. Following any dissolution of the JRC, Surface will continue to provide Novartis with written updates on its and its Related Parties’ ongoing Research activities with respect to any TI Antibody Candidate on a [***] basis.

3.1.6. Research Records. Surface will maintain scientific records in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, and in compliance with cGLP with respect to activities intended to be submitted in regulatory filings (including INDs), which will fully and accurately reflect all work done and results achieved in the performance of the Research activities by or on behalf of Surface with respect to potential T1 Antibody Candidates.

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3.1.7. Third Parties. Surface will be entitled to utilize the services of Third Parties to perform its Research activities under this Section 3.1, provided that (a) Surface will require that such Third Party operates in a manner consistent with the terms of this

Agreement and is reasonably acceptable to Novartis, and (b) Surface will remain at all times fully liable for its responsibilities. Surface will require that any Third Party agreement entered into pursuant to this Section 3.1.7 (x) include confidentiality and non-use provisions that are no less stringent than those set forth in Section 11.1 (but of duration customary in confidentiality agreements entered into for a similar purpose), other than the agreements listed on Schedule 12.2.1, each of which contains reasonable and customary confidentiality and non-use provisions; and (y) except as identified on Exhibit G, obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) under and to, any Know-How and Patents that are developed by such Third Party in the performance of its obligations under such agreement and are reasonably necessary or useful to Research, Develop, Manufacture or Commercialize T1 Antibody Candidates or T1 Licensed Products in the Field. For clarity, the foregoing requirement to obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) shall not apply to any improvements to the proprietary core or platform technology owned or in-licensed by any such Third Party or its Affiliates unless such improvements are reasonably necessary to Research, Develop, Manufacture or Commercialize those Antibody Candidates or Licensed Products with respect to which such Third Party or its Affiliate conducted its activities under such Third Party agreement. Surface will be solely responsible for direction of and communications with such Third Party.

3.2. Option Targets.

3.2.1. Overview. On an Option Target-by-Option Target basis, Surface will be responsible for performing Research of Option Target Antibody Candidates in accordance with this Agreement and the Option Target Research Plan for the applicable Option Target during the Research Term (each an “Option Target Research Program”). An initial draft of each of the Option Target research plans for each of the Option Target Research Programs is attached as Exhibit H-1, H-2, H-3 and H-4, respectively (each an “Option Target Research Plan”). In the event of any inconsistency between an Option Target Research Plan and this Agreement, the terms of this Agreement will prevail.

3.2.2. Diligence; Standards of Conduct. On an Option Target-by-Option Target basis, during the Research Term, Surface (itself or through its Affiliates or by permitted subcontracting pursuant to Section 3.2.6) will use Commercially Reasonable Efforts to [***] Surface will conduct its activities under the Option Target Research Plans in a good scientific manner and in compliance with applicable Law.

3.2.3. Research Costs. During the Research Term, Surface will be responsible for [***] of all costs and expenses incurred by or on behalf of Surface in connection with the Option Target Research Programs.

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3.2.4. Research Reports. Surface will keep the JRC informed regarding the progress of Research activities for the Option Target Research Programs during the Research Term, including a review of results and progress against timelines in the applicable Option Target Research Plan on a [***] basis.

3.2.5. Research Records. Surface will maintain scientific records in sufficient detail and in good scientific manner appropriate for Patent and regulatory purposes, and in compliance with cGLP with respect to activities intended to be submitted in regulatory filings (including INDs), which will fully and accurately reflect all work done and results achieved in the performance of the Research activities by or on behalf of Surface with respect to potential Option Target Antibody Candidates.

3.2.6. Third Parties. Surface will be entitled to utilize the services of Third Parties to perform its Research activities under this Section 3.2, provided that (a) Surface will require that such Third Party operates in a manner consistent with the terms of this Agreement and is reasonably acceptable to Novartis and (b) Surface will remain at all times fully liable for its responsibilities. Surface will require that any Third Party agreement entered into pursuant to this Section 3.2.6 (x) include confidentiality and non-use provisions that are no less stringent than those set forth in Section 11.1 (but of duration customary in confidentiality agreements entered into for a similar purpose), other than the agreements set forth on Schedule 12.2.1, each of which contains reasonable and customary confidentiality and non-use provisions; and (y) except as identified on Exhibit I obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) under and to, any Know-How and Patents that are developed by such Third Party in the performance of its obligations under such agreement and are reasonably necessary or useful to Research, Develop, Manufacture or Commercialize Option Target Antibody Candidates or Option Target Licensed Products in the Field. For clarity, the foregoing requirement to obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) shall not apply to any improvements to the proprietary core or platform technology owned or in-licensed by any such Third Party or its Affiliates unless such improvements are reasonably necessary to Research, Develop, Manufacture or Commercialize those Antibody Candidates or Licensed Products with respect to which such Third Party or its Affiliate conducted its activities under such Third Party agreement. Surface will be solely responsible for direction of and communications with such Third Party.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.3. Technical Failure. On an Option Target-by-Option Target basis, if the JSC determines that a Technical Failure has occurred with respect to such Option Target within the Research Term, then Surface’s obligation to use Commercially Reasonable Efforts to [***] shall be suspended for the remainder of the Research Term; provided, however, that Surface will resume Commercially Reasonable Efforts to Research Option Target Antibody Candidates for the remainder of the Research Term for any Option Target for which Technical Failure previously occurred, but where changes in circumstance would render continuing activities consistent with the use of Commercially Reasonable Efforts. Notwithstanding any such Technical Failure, during the Exclusivity Period with respect to such Option Target (a) Novartis may, in its sole discretion, purchase the Option for such Option Target by issuing an Option Purchase Notice in accordance with Section 4.1 of this Agreement, or (b) if Novartis has already delivered an Option Purchase Notice with respect to such Option Target, exercise its Option with respect to such Option Target by issuing an Option Exercise Notice. If Novartis opts not to purchase or exercise its Option with respect to such Option Target, then the Option for such Option Target will terminate with the consequences set forth in Section 4.2.7 and elsewhere in this Agreement.

4. OPTION PURCHASE, GRANT AND EXERCISE OF OPTIONS

4.1. Option Purchase Rights.

4.1.1. Option Purchase. On an Option Target-by-Option Target basis, Surface hereby grants Novartis the right, but not the obligation, to purchase up to a total of four (4) exclusive option rights with respect to the Option Targets (each an “Option”). For each Option Target, promptly [***] Surface will (a) provide to Novartis the Option Tox Package with respect to the applicable Option Target, and (b) afford reasonable access during normal business hours to Surface’s personnel by Novartis and its representatives as Novartis may reasonably request to assist Novartis in deciding whether to purchase the Option for such Option Target. In addition, during the Option Purchase Period, Novartis may, in its sole discretion, reasonably request that Surface provide to Novartis other information and documentation relating to such Option Target Antibody Candidate, and Surface will provide such information and documentation in the possession or control of Surface to Novartis within [***] weeks after the date of Novartis’ request; provided that, for clarity, any such information delivery that occurs after the expiration of the Option Purchase Period will not extend such Option Purchase Period. For each Option, Novartis will be entitled to purchase the applicable Option by providing a completed Option Purchase Notice with respect to the applicable Option to Surface at any time during the applicable Option Purchase Period for such Option and paying the Option Purchase Fee in accordance with Section 10.3. If Novartis purchases the applicable Option for an Option Target during the Option Purchase Period, then Novartis will be entitled to exercise the Option with respect to such Option Target as set forth in Section 4.2.

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4.1.2. Option Purchase Not Exercised. For each Option, if Novartis does not deliver to Surface an Option Purchase Notice with respect to an Option Target during the Option Purchase Period, or if Novartis elects and delivers written notice to Surface to terminate an Option prior to expiration of the applicable Option Purchase Period, then (a) Novartis’s Option with respect to such Option Target will expire, (b) the Research Term with respect to such Option Target will terminate, (c) each Party’s rights and obligations under this Agreement with respect to such Option Target and any Option Target Antibody Candidates relating thereto (including the right to exercise the Option under Section 4.2 and the exclusivity under Section 12.5) will terminate, and (d) each Party will thereafter be free to research, develop, manufacture or commercialize, alone or with one or more Third Parties, any Antibodies or products relating to such Option Target, in each case without any further obligation to the other Party.

4.2. Options.

4.2.1. Grant. Surface hereby grants Novartis the right, but not the obligation, to exercise up to a total of three (3) Options with respect to any three (3) Option Targets for which (a) Novartis has purchased an Option in accordance with Section 4.1, and (b) Surface has received IND Acceptance with respect to such Option Target. Each Option will be designated as either a Regional Option or a Global Option in accordance with the selection mechanism set forth in Section 4.2.3.

4.2.2. Information Sharing for Options. For each of the Options, promptly after the first IND Acceptance with respect to an Option Target, Surface will (a) provide to Novartis the Option IND Package with respect to the applicable Option Target, and (b) afford reasonable access during normal business hours to Surface’s personnel by Novartis and its representatives as Novartis may reasonably request to assist Novartis in deciding whether to exercise the Option for such Option Target. In addition, during the Option Exercise Period, Novartis may, in its sole discretion, reasonably request that Surface provide to Novartis other information and documentation relating to the Option Target, and Surface will provide such information and documentation in the possession or control of Surface to Novartis within [***] weeks after the date of Novartis’ request; provided that, for clarity, any such information delivery that occurs after the expiration of the Option Exercise Period will not extend such Option Exercise Period.

4.2.3. Selection Mechanism. For each Option, the Parties will determine if the Option for such Option Target will be a “Regional Option” or a “Global Option” in accordance with the following procedure:

4.2.3.1. First Option. Contemporaneously with the delivery of the Option IND Package for the first Option Target, Surface will provide written notice in the form set forth on Exhibit J (the “Option Selection Notice”) to Novartis indicating whether the Option for the first Option Target will be a Regional Option or a Global Option.

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4.2.3.2. Second Option. Contemporaneously with the delivery of the Option Exercise Notice for the second Option Target, Novartis will provide an Option Selection Notice to Surface indicating whether the Option for the second Option Target will be a Regional Option or a Global Option or whether Novartis will terminate its rights to such Option Target in accordance with Section 4.2.7. Notwithstanding the foregoing, Novartis, in its sole discretion, may indicate that Novartis elects to defer its right to select the Option structure until the third Option Target achieves an IND Acceptance in accordance with Section 4.2.3.3 and instead permit Surface to issue an Option Selection Notice to Novartis for the second Option Target (the “Novartis Deferral Notice”). In the event that Novartis issues the Novartis Deferral Notice, Surface will provide an Option Selection Notice to Novartis within [***] after receipt of the Novartis Deferral Notice indicating whether the Option for the second Option Target will be a Regional Option or a Global Option.

4.2.3.3. Third Option. Contemporaneously with the delivery of the Option IND Package for the third Option Target, Surface will provide an Option Selection Notice to Novartis indicating whether the Option for the third Option Target will be a Regional Option or a Global Option. Notwithstanding the foregoing, if Novartis provided a Novartis Deferral Notice in accordance with Section 4.2.3.2, then contemporaneously with the delivery of the Option Exercise Notice for the third Option Target, Novartis will provide an Option Selection Notice to Surface indicating whether the Option for the third Option Target will be a Regional Option or a Global Option or whether Novartis will terminate its rights to such Option Target in accordance with Section 4.1.2.

4.2.4. Regional Option Grants. For each Option that is designated as a Regional Option in accordance with Section 4.2.3, Surface hereby grants to Novartis an exclusive option, but not the obligation, to obtain an exclusive license on the terms set forth in Section 9.2 to such Option Target and all associated Option Target Antibody Candidates. Each Regional Option may be exercised by Novartis at any time during the applicable Option Exercise Period for such Regional Option in accordance with the terms and conditions set forth in Section 4.2.6.

4.2.5. Global Option Grants. For each Option that is designated as a Global Option in accordance with Section 4.2.3, Surface hereby grants Novartis an exclusive option, but not the obligation, to obtain an exclusive license on the terms set forth in Section 9.3 to such Option Target and all associated Option Target Antibody Candidates. Each Global Option may be exercised by Novartis at any time during the applicable Option Exercise Period for such Global Option in accordance with the terms and conditions set forth in Section 4.2.6.

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4.2.6. Exercise of an Option.

4.2.6.1. Option Exercise Notice. Novartis will exercise an Option, if at all, by properly delivering a completed Option Exercise Notice in respect of such Option to Surface at any time during the applicable Option Exercise Period for such Option. For clarity, Novartis will be entitled to exercise a maximum of three (3) Options, and thereafter all rights and obligations with respect to any remaining Option Target will terminate in accordance with Section 4.2.7.

4.2.6.2. Exercise of Regional Options. On the applicable Option Exercise Date for the exercise of any Regional Option, all Option Target Antibody Candidates for such Option Target will automatically be deemed “Regional Antibody Candidates”, the applicable Option Target will automatically be deemed a “Regional Target” for all purposes under this Agreement, the license from Surface to Novartis for such Regional Antibody Candidates and associated Regional Licensed Products set forth in Section 9.2 will automatically, with no further action by any Party, go into full force and effect, and all of the obligations of Surface and Novartis with respect to such Regional Licensed Products, including the payment obligations relating thereto, will become the binding obligations of the applicable Party in respect of such Regional Antibody Candidates and Regional Licensed Products.

4.2.6.3. Exercise of Global Options. On the applicable Option Exercise Date for the exercise of any Global Option, all Option Target Antibody Candidates for such Option Target will automatically be deemed a “Global Antibody Candidates” and the applicable Option Target will automatically be deemed a “Global Target” for all purposes under this Agreement, the license from Surface to Novartis to such Global Antibody Candidates and associated Global Licensed Products set forth in Section 9.3 will automatically, with no further action by any Party, go into full force and effect, and all of the obligations of Surface and Novartis with respect to such Global Licensed Products, including the payment obligations relating thereto, will become the binding obligations of the applicable Party in respect of such Global Antibody Candidates and Global Licensed Products.

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4.2.6.4. Regional [***] Candidate. Notwithstanding anything herein to the contrary, in the event Novartis exercises an Option with respect to [***] pursuant to Section 4.2.6 and [***] is a Regional Target under this Agreement, then either Party may, pursuant to Section 5.2.2.4(a), present a proposal to the JDC requesting the right to Develop and Commercialize (“Regional [***] Activities”) one (1) or more Antibodies that Specifically Binds to any of the [***] other than that Antibody Candidate [***] exercised in connection with the Option for [***] (“Regional [***] Candidate”). Subject to Section 2.4.4, if JDC decides that the Parties will conduct the Regional [***] Activities with respect to the Regional [***] Candidate, then such Regional [***] Candidate will be treated as “Regional Antibody Candidate” or “Regional Licensed Product” on the same basis as all other Antibody Candidates for [***] that were exercised under the Option. However, if the JDC is unable to agree that the Parties will conduct the Regional [***] Activities, then either Party will be entitled, if permitted under Section 5.2.2.4(c), to proceed with the Regional [***] Activities of such Regional [***] Candidate by itself in its respective Territory; provided that (a) such Party’s rights will be limited to those Regional [***] Activities with respect to the Regional [***] Candidate and associated Regional Licensed Product solely in such Party’s Territory, (b) all associated Regional Licensed Products will be royalty-bearing Regional Licensed Products under this Agreement; and (c) the Non-Proposing Party shall, pursuant to Section 5.2.2.4(d) have the right to opt-in with respect to the Regional [***] Candidate. For the avoidance of doubt, Surface will have no rights to conduct Regional [***] Activities in the event [***] is a Global Target.

4.2.6.5. Research, Development and Commercialization Following Option Exercise. Following the Option Exercise Date for a Regional Option, (a) each Party will have the right, but not the obligation, to perform Research of Regional Antibody Candidates in accordance with this Agreement, (b) each Party will be responsible for [***] of all costs and expenses incurred by or on behalf of such Party or its Related Parties in connection with Research of Regional Antibody Candidates, and (c) the Development and Commercialization of Regional Antibody Candidates and Regional Licensed Products for such Regional Target will thereafter be governed by Sections 5.2 and 6.2, respectively. Following the Option Exercise Date for a Global Option, (x) each Party will have the right, but not the obligation, to perform Research of Global Antibody Candidates in accordance with this Agreement, (y) each Party will be responsible for [***] of all costs and expenses incurred by or on behalf of such Party or its Related Parties in connection with Research of Global Antibody Candidates, and (z) the Development and Commercialization of Global Antibody Candidates and Global Licensed Product

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for such Global Target will thereafter be governed by Sections 5.3 and 6.3, respectively. Following any dissolution of the JRC or JDC, Surface will continue to provide Novartis with written updates on its and its Related Parties’ ongoing Research activities with respect to any Regional Antibody Candidate and Global Antibody Candidate on a [***] basis.

4.2.6.6. Further Assurances and Transaction Approvals in Connection with Option. Novartis shall specify in each Option Exercise Notice provided with respect to an Option Target pursuant to Section 4.2.6, whether, in Novartis’ reasonable opinion, the Parties would be required by applicable Laws to file with the FTC and the Antitrust Division of the DOJ, any notification and report form under the HSR Act (an “HSR Filing”) with respect to Novartis’ exercise of the Option for such Option Target. The Parties will reasonably cooperate with one another to the extent necessary in the preparation of any such HSR Filing. Novartis shall be responsible for all filing fees associated with any such HSR Filing. The Parties shall each use Commercially Reasonable Efforts to ensure that applicable waiting period under the HSR Act or any applicable comparable foreign law in the Territory expires or is terminated as soon as practicable. Notwithstanding the foregoing, nothing in this Section 4.2.6 shall require either Party or such Party’s Affiliates to (a) disclose to the other Party any information that is subject to obligations of confidentiality owed to Third Parties (nor shall either Party be required to conduct joint meetings with any Governmental Authority in which such information might be shared with the other Party), or (b) to commit to any divestiture, license (in whole or in part) or any arrangement to hold separate (or any similar arrangement) with respect to any of its products or assets.

4.2.7. Termination of Option. On an Option-by-Option basis, if (a) Novartis does not deliver to Surface an Option Exercise Notice with respect to an Option during the Option Exercise Period, (b) Novartis makes an HSR Filing with respect to the exercise of an Option for an Option Target, but the applicable waiting period under the HSR Act with respect to such HSR Filing does not expire or is not terminated within [***] days after the filing date, or (c) Novartis elects, in its sole discretion, to deliver written notice to Surface to terminate an Option prior to the expiration of the applicable Option Exercise Period, then (i) Novartis’s Option with respect to such Option Target will expire, (ii) the Research Term with respect to such Option Target will terminate, (iii) each Party’s rights and obligations under this Agreement with respect to such Option Target and any Option Target Antibody Candidates relating thereto (including exclusivity under Section 12.5), will terminate, and (iv) each Party will thereafter be free to Research, Develop, Manufacture or Commercialize, alone or with one or more Third Parties, any Antibodies or products relating to such Option Target, in each case without any further obligation to the other Party. For clarity, Novartis will be entitled to exercise a maximum of three (3) Options, and thereafter all rights and obligations with respect to any remaining Option Target will terminate in accordance with this Section 4.2.7.

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5. DEVELOPMENT

5.1. T1 Antibody Candidates and T1 Licensed Products.

5.1.1. Overview. Novartis will have the sole right to Develop T1 Antibody Candidates and T1 Licensed Products in the Novartis Territory.

5.1.2. Transition. By no later than [***] for a T1 Licensed Product, Surface will prepare and provide to Novartis a draft plan for the transition of the Development of such T1 Licensed Products from Surface to Novartis or its designee (a “T1 Transition Plan”). The T1 Transition Plan for each T1 Licensed Product will require Surface to, as soon as reasonably practicable following the Research Term: (a) transfer to Novartis of a copy of all Know-How Controlled by Surface that is reasonably necessary or useful for Development of such T1 Antibody Candidates or T1 Licensed Products, or obtaining or maintaining Regulatory Approval for such T1 Licensed Products in the Novartis Territory, including information and materials reasonably requested by Novartis, in a format reasonably acceptable to Novartis (which will be specified in such T1 Transition Plan, along with the process of transferring such Know-How); (b) assign to Novartis any INDs and other Regulatory Materials submitted to, or filed with, any Regulatory Authority with respect to such T1 Antibody Candidates or T1 Licensed Products, including any drug master files maintained by or on behalf of Surface solely related thereto (provided however that Surface will not be required to transfer any drug master files maintained by or on behalf of any Third Party, including any contract manufacturers); (c) transfer to Novartis a copy of all written correspondence with any Regulatory Authority with respect to such T1 Antibody Candidates or T1 Licensed Products and all written minutes of meetings and memoranda of oral communications with any Regulatory Authority with respect to such T1 Antibody Candidates or T1 Licensed Products; and (d) transfer to Novartis a copy of any other information or materials reasonably requested by Novartis that are reasonably necessary or useful for Development of such T1 Antibody Candidates or T1 Licensed Products in the Novartis Territory, including if so reasonably requested by Novartis, and Third Party agreements relating solely thereto (the items described in clauses (a) through (d) collectively, “T1 Development Information”). The T1 Transition Plan for each T1 Licensed Product will also describe any Development activities with respect to such T1 Licensed Product that Surface is required to perform as requested by Novartis and mutually agreed upon by the Parties (collectively, “T1 Transition Activities”). Each Party will use Commercially Reasonable Efforts to perform the obligations assigned to it under the T1 Transition Plan in accordance with any timelines set forth therein, and [***]

5.1.3. T1 Development Plan. Within [***] days prior to the anticipated expiration date of the Research Term with respect to the T1 Target, Novartis will provide the JDC with a work plan and time table for the Development activities, including Clinical Studies, to be undertaken with respect to T1 Antibody Candidates and T1 Licensed Products in the Novartis Territory (a “T1 Development Plan”). The terms of,

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and Development activities set forth in, each T1 Development Plan will at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry. Novartis will update the T1 Development Plan for such T1 Antibody Candidates and T1 Licensed Products [***] and will provide such updated T1 Development Plan to the JDC.

5.1.4. Diligence. Novartis will use Commercially Reasonable Efforts to (a) [***] and (b) perform all Development activities for the T1 Antibody Candidates and T1 Licensed Products in accordance with the T1 Development Plan. Without limiting the foregoing, at all times during the Term, [***]

5.1.5. Costs. Novartis will be responsible for [***] Development Costs for the Development of T1 Antibody Candidates or T1 Licensed Products.

5.1.6. Records; Reports; Information Sharing.

5.1.6.1. Development Activities. Following the transition period with respect to a T1 Licensed Product, once per [***] Novartis will provide to Surface, through the JDC, an update regarding Development activities conducted by or on behalf of Novartis with respect to such T1 Licensed Product, as well as any Clinical Studies with respect to such T1 Licensed Products conducted by Novartis.

5.1.6.2. Scientific Records. Novartis will maintain scientific records, in sufficient detail and in sound scientific manner appropriate for Patent and regulatory purposes and in compliance with cGLP with respect to activities intended to be submitted in regulatory filings (including INDs and BLAs), which will reflect all material work done and results achieved in the performance of the Development activities and Clinical Studies with respect to T1 Licensed Products.

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5.1.6.3. Personnel. During the period commencing after the completion of the T1 Transition Activities and ending upon Regulatory Approval of the first T1 Licensed Product, Novartis may request that Surface reasonably make available for consultation regarding the Development of T1 Antibody Candidates and T1 Licensed Products certain of its employees engaged in Research and Development activities with respect to such T1 Antibody Candidates and T1 Licensed Products. Surface will reasonably cooperate with Novartis to provide (a) up to [***] hours of consultation without charge to Novartis, and (b) any additional hours of consultation as Novartis may reasonably request, for which Novartis will pay Surface a rate of [***] per hour of such consultation services.

5.1.7. Third Parties. The Parties will be entitled to utilize the services of Third Parties to perform their respective Development activities under this Section 5.1, provided that (a) each Party will require that such Third Party operates in a manner consistent with the terms of this Agreement and in the case of Surface, reasonably acceptable to Novartis and (b) each Party will remain at all times fully liable for its respective responsibilities. Each Party will require that any Third Party agreement entered into pursuant to this Section 5.1.7 (x) include confidentiality and non-use provisions that are no less stringent than those set forth in Section 11.1 (but of duration customary in confidentiality agreements entered into for a similar purpose), other than Existing Novartis In-Licenses and the agreements listed on Schedule 12.2.1, each of which contains reasonable and customary confidentiality and non-use provisions; and (y) except as identified on Exhibit G, obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) under and to, any Know-How and Patents that are developed by such Third Party in the performance of its obligations under such agreement and are reasonably necessary or useful to Research, Develop, Manufacture or Commercialize T1 Antibody Candidates or T1 Licensed Products in the Field. For clarity, the foregoing requirement to obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) shall not apply to any improvements to the proprietary core or platform technology owned or in-licensed by any such Third Party or its Affiliates unless such improvements are reasonably necessary to Research, Develop, Manufacture or Commercialize those Antibody Candidates or Licensed Products with respect to which such Third Party or its Affiliate conducted its activities under such Third Party agreement. The Party utilizing the services of a Third Party service provider will be solely responsible for direction of and communications with such Third Party.

5.2. Regional Antibody Candidates and Regional Licensed Products.

5.2.1. Overview. Subject to the oversight of the JSC and the JDC, on a Regional Target-by-Regional Target basis:

5.2.1.1. Surface will be primarily responsible for Development of all Regional Antibody Candidates and Regional Licensed Products in accordance with this Agreement and the RLP Development Plan for such Regional Target during the Early RLP Development Term.

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5.2.1.2. Unless Surface exercises its Opt-Out Right in accordance with Section 5.2.9, the Parties will collaborate on further global Development of Regional Antibody Candidates and Regional Licensed Products in accordance with this Agreement and the RLP Development Plan during the Late RLP Development Term, with each Party’s responsibility for Development activities specifically related to obtaining Regulatory Approval in its Territory.

5.2.2. Development Plans.

5.2.2.1. RLP Development Plans. On a Regional Target-by-Regional Target basis, the Development activities that are necessary or useful to be undertaken for the applicable Regional Antibody Candidates and Regional Licensed Products to achieve initial Regulatory Approval will be mutually agreed upon by the Parties and set forth in reasonable detail in a written work plan and time table (each, as updated from time to time, a “RLP Development Plan”) . The initial RLP Development Plan for each Regional Target will be included in the Option IND Package for such Regional Target provided by Surface to Novartis under Section 4.2.2, and within [***] days after the Option Exercise Date for such Regional Target, or as soon as reasonably practicable thereafter, the JDC will review, update and approve such RLP Development Plan. Each RLP Development Plan will allocate responsibility for the performance of each RLP Development Activity to one or both of the Parties in their respective Territories. The terms of, and Development activities set forth in, each RLP Development Plan will at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry. The Parties will update the applicable RLP Development Plan for such Regional Antibody Candidates and Regional Licensed Products [***] and will provide such updated RLP Development Plan to the JDC. The JDC will review and approve each RLP Development Plan submitted to it in accordance with Section 2.4.4.

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5.2.2.2. RLP Development Budgets. Each RLP Development Plan will contain a [***] rolling budget covering the anticipated RLP Development Activities to be performed during the then-current Calendar Year (broken down by Calendar Quarter) and the next Calendar Year (broken down by Calendar Quarter), and a forecast of the budgets for each subsequent Calendar Year thereafter through completion of all RLP Development Activities set forth in any such RLP Development Plan, provided that each initial RLP Development Plan will also include such a budget for the partial Calendar Year commencing as of the date of such RLP Development Plan and ending December 31 of such Calendar Year (each such two-year budget plus any such partial Calendar Year is a “RLP Development Budget”). Each RLP Development Budget will be updated [***] by the JDC in accordance with Section 5.2.2.3. The initial RLP Development Budget for a Regional Target, and each update thereto, will be prepared by the JDC, based on (a) the Parties’ good faith estimation of the anticipated RLP Development Activities to be conducted during the relevant [***] year period and (b) information prepared by the Parties in good faith for their own internal planning processes relating to anticipated RLP Development Activities for such Regional Target, a summary of which will be provided to the JDC for review and incorporation into the RLP Development Budget. Each RLP Development Budget will include an itemized list of the applicable RLP Development Activities to be performed during the [***] year period covered by such RLP Development Budget, with detailed line item entries for each RLP Development Activity setting forth the costs directly related to such RLP Development Activity (broken out to show Out-of-Pocket Costs and FTE Costs for FTEs directly engaged to perform such RLP Development Activity) and specifying what Party or Third Party is responsible for performing the applicable RLP Development Activity, which itemized list may include:

(i) Any material preclinical, non-clinical studies or GLP Toxicology Studies, itemized by study;

(ii) Clinical Studies, including (A) the following costs itemized by Clinical Study: [***] and (B) the following information itemized by Clinical Study: [***] and

(iii) allocation of responsibility for Manufacturing the applicable Regional Antibody Candidates and Regional Licensed Products.

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5.2.2.3. Managing and Amending RLP Development Plans and RLP Development Budgets. The JDC will update and amend the applicable RLP Development Plan from time-to-time as it deems necessary and, until such time as no further RLP Development Activities are occurring or expected to occur with respect to such Regional Target.

5.2.2.4. Supplemental Studies; Regional [***] Candidates.

(a) Additional Development Proposals. If a Party desires to conduct (i) a Supplemental Study of a Regional Licensed Product for a Regional Target for the purpose of seeking Regulatory Approval to market such Regional Licensed Product, or (ii) Regional [***] Activities, such Party (the “Proposing Party,” and such other Party, the “Non-Proposing Party”) will submit to the JDC a proposal to add such Supplemental Study or Regional [***] Activities, as applicable, to the applicable RLP Development Plan (an “Additional Development Proposal”). Each Additional Development Proposal will describe in reasonable detail the applicable Regional Target or Regional [***] Candidate, the Supplemental Study(ies) or Regional [***] Activities that the Proposing Party desires to conduct, including a synopsis of the trial or activities, the proposed enrollment criteria, number of patients to be included, endpoints to be measured, and statistical design and powering (the “Additional Development Activities”), as well as a proposed timeline and budget and an analysis of the business opportunity and revenue potential for such Additional Development Activities.

(b) JDC Decision Regarding Additional Development Activities. The JDC will approve or reject an Additional Development Proposal within [***] days after receipt thereof from the Proposing Party as set forth in this Section 5.2.2.4.

(i) If the JDC approves an Additional Development Proposal, upon such an approval, the applicable RLP Development Plan will be amended to include the Additional Development Activities, including the proposed timeline and budget for such Additional Development Activities, set forth in such Additional Development Proposal (as may be amended by the JDC) upon such approval. Any Additional Development Activities included in a RLP Development Plan pursuant to this Section 5.2.2.4 will be deemed to be RLP Development Activities for all purposes under Section 5.2.3.2.

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(ii) If the JDC fails to approve an Additional Development Proposal, upon such a failure, the Supplemental Study or Regional [***] Activities proposed in the Additional Development Proposal will not be deemed an RLP Development Activity for any purpose under this Agreement, and Sections 5.2.2.4(c) and 5.2.2.4(d) will apply.

(c) Independent Performance of Additional Development Activities.

(i) If, the JDC fails to approve for inclusion in the RLP Development Plan an Additional Development Proposal proposed by Surface for a Supplemental Study(ies) for such Regional Licensed Product or Regional [***] Activities for such Regional [***] Candidate, Surface may, upon notice to Novartis, conduct the proposed Supplemental Study(ies) or Regional [***] Activities at its own expense; provided, however, that if Novartis determines reasonably and in good faith that the performance of such proposed Supplemental Study(ies) or Regional [***] Activities would pose Safety Concerns or other ethical concerns, then Surface will not undertake such Supplemental Study(ies) or Regional [***] Activities, unless and until Novartis determines that such Additional Development Activities should be permitted.

(ii) If the JDC fails to approve for inclusion in the RLP Development Plan an Additional Development Proposal proposed by Novartis for a Supplemental Study(ies) for such Regional Licensed Product or Regional [***] Activities for such Regional [***] Candidate, Novartis may, upon notice to Surface, conduct the proposed Supplemental Study(ies) or Regional [***] Activities at its own expense; provided, however, that if Surface determines reasonably and in good faith that the performance of such proposed Supplemental Study(ies) or Regional [***] Activities would pose Safety Concern or other ethical concerns, then Novartis will not undertake such Supplemental Study(ies) or Regional [***] Activities, unless and until Surface determines that such Additional Development Activities should be permitted.

(iii) Notwithstanding anything in Section 7.1.3 to the contrary, if the JDC does not approve an Additional Development Proposal, unless and until the Non-Proposing Party delivers an Additional Development Opt-In Notice with respect to such Additional Development Activity, as described in Section 5.2.2.4(d), the Non-Proposing Party will not have any rights under Section 7.1.3 with respect to any information or data generated from any Supplemental Study or Regional [***] Activity that was the

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subject of the unapproved Additional Development Proposal or from any future information or data generated from any future Clinical Studies with respect to the same Indication or the applicable Regional [***] Candidate, other than to use such information or data to determine whether to deliver an Additional Development Opt-In Notice in accordance with Section 5.2.2.4(d) or as permitted pursuant to the SDEA.

(d) Opt-In for Additional Development Activities. In the event that the Proposing Party conducts a Supplemental Study or Regional [***] Activity pursuant to Section 5.2.2.4(c), the Proposing Party will provide to the Non-Proposing Party (i) [***] (the “Additional Development Data Package”). The Non-Proposing Party shall have the one-time right to elect, in its sole discretion and upon written notice to the Proposing Party no later than [***] days after the date the Additional Development Data Package is made available to the Non-Proposing Party (an “Additional Development Opt-In Notice”), to opt in with respect to any Supplemental Study or Regional [***] Activity that was the subject of such Additional Development Proposal that the Proposing Party elected to conduct in accordance with Section 5.2.2.4(c), and then (A) such Supplemental Study or Regional [***] Activity, as applicable, will be deemed to be an RLP Development Activity under the RLP Development Plan for the applicable Regional Target from and after the date on which such Additional Development Opt-In Notice is received by the Proposing Party (the “Additional Development Opt-In Date”); (B) the then-current plan and budget of the Proposing Party with respect to such Supplemental Study or Regional [***] Activity, as applicable, will be deemed to be included within, and part of, the RLP Development Plan for such Regional Licensed Product as of the Additional Development Opt-In Date, and will control with respect to such Supplemental Study or Regional [***] Activity unless and until an amendment to the RLP Development Plan providing for a different or modified plan and budget is approved by the JDC; and (C) the Non-Proposing Party will have all rights granted to it under Section 7.1.3 with respect to the information and data generated from such Supplemental Study or Regional [***] Activity as if such Supplemental Study or Regional [***] Activity was conducted under the RLP Development Plan for such Regional Licensed Product, provided that, (1) the Non-Proposing Party’s right to so opt-in with respect to such Additional Development Activities, triggering the results described in the foregoing clauses (A) through (C), is conditioned on the payment by the Non-Proposing Party to the Proposing Party of a payment of [***]

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of those costs and expenses incurred by the Proposing Party prior to the Additional Development Opt-in Date that the Non-Proposing Party should have paid in connection with such Additional Development Activities had such Additional Development Activities been included in the RLP Development Plan pursuant to Section 5.2.2.4(b)(i); and (2) any future Development Costs with respect to such Regional Licensed Product, including any future Clinical Studies, will be allocated in accordance with Section 5.2.4.

5.2.3. Diligence; Standards of Conduct.

5.2.3.1. Novartis Diligence. On a Regional Target-by-Regional Target basis, Novartis will use Commercially Reasonable Efforts to (a) [***] and (b) perform the RLP Development Activities allocated to it under the RLP Development Plan for such Regional Antibody Candidates and Regional Licensed Products for such Regional Target in accordance with the RLP Development Plan.

5.2.3.2. Surface Diligence. On a Regional Target-by-Regional Target basis, Surface will use Commercially Reasonable Efforts to (a) [***] and (b) perform the RLP Development Activities allocated to it under the RLP Development Plan for such Regional Antibody Candidates and Regional Licensed Products for such Regional Target in accordance with the RLP Development Plan.

5.2.4. Development Costs.

5.2.4.1. With respect to each Regional Target, Surface will be responsible for [***] of all Development Costs for the Development of Regional Antibody Candidates or Regional Licensed Products for such Regional Target during the Early RLP Development Term.

5.2.4.2. With respect to each Regional Target, Surface will be responsible for [***] of all Development Costs and Novartis will be responsible for [***] of all Development Costs, in each case for the Development of all Regional Antibody Candidates or Regional Licensed Products during the Late RLP Development Term.

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5.2.5. Novartis Development. Novartis will use Commercially Reasonable Efforts to conduct its Development of each Regional Licensed Product in accordance with the applicable RLP Development Plan, as such RLP Development Plan may be amended in accordance with this Agreement, in sound scientific manner and in compliance with applicable Law.

5.2.6. Surface Development. Surface will use Commercially Reasonable Efforts to conduct its Development of each Regional Licensed Product for the Surface Territory in accordance with the applicable terms of the RLP Development Plan, as such RLP Development Plan may be amended in accordance with this Agreement, in sound scientific manner and in compliance with applicable Law.

5.2.7. Records; Reports; Information Sharing.

5.2.7.1. Development Activities Reports. On a Regional Target-by-Regional Target basis, each Party will periodically provide to the JDC, on a [***] basis, or more frequently as reasonably requested by the JDC, an update regarding Development activities conducted by or on behalf of such Party with respect to Regional Antibody Candidates and Regional Licensed Products for such Regional Target, as well as any Supplemental Studies, Regional [***] Activities and Post-Marketing Studies conducted by or on behalf of such Party with respect to Regional Antibody Candidates and Regional Licensed Products for such Regional Target. The Parties will periodically report to the JDC, but in no event less than on a [***] basis, regarding their respective activities conducted under the RLP Development Plan for Regional Antibody Candidates and Regional Licensed Products for such Regional Target. In addition, each Party will promptly share with the other Party all material developments and information that it comes to possess relating to the Development of any Regional Antibody Candidates and Regional Licensed Products for such Regional Target, including (a) Safety Concerns for Regional Antibody Candidates or Regional Licensed Products, and (b) study reports and data generated from Clinical Studies of such Regional Antibody Candidates and Regional Licensed Products for such Regional Target; provided however, that excluding Safety Concerns or as required under the SDEA, a Party as Proposing Party will not be obligated to share any study reports and data generated from Clinical Studies for any Additional Development Activities (including Regional [***] Activities)

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conducted by or on behalf of the Proposing Party where the Non-Proposing Party has not exercised an Additional Development Opt-in Notice other than to permit the Non-Proposing Party data to determine whether to deliver an Additional Development Opt-In Notice in accordance with Section 5.2.2.4(d).

5.2.7.2. Scientific Records. Each Party will maintain scientific records, in sufficient detail and in sound scientific manner appropriate for Patent and regulatory purposes and in compliance with cGLP with respect to activities intended to be submitted in regulatory filings (including INDs and BLAs), which will fully and accurately reflect all work done and results achieved in the performance of the Development activities, Clinical Studies, Regional [***] Activities and Supplemental Studies with respect to Regional Antibody Candidates and Regional Licensed Products by such Party.

5.2.7.3. Information Exchange and Development Assistance. Until the expiration or termination of the final RLP Development Plan, upon the reasonable request of the other Party, each Party will provide to the other Party, without additional compensation and in a commercially reasonable format, Know-How Controlled by such Party or its Related Parties that is licensed to the other Party under this Agreement (i.e., Know-How included in Novartis Technology for Novartis and Know-How included in Surface Technology for Surface) to the extent that it is reasonably necessary or useful for Development of Regional Antibody Candidates or Regional Licensed Products in the requesting Party’s Territory or for obtaining or maintaining Regulatory Approval for Regional Licensed Products in the requesting Party’s Territory, including copies of (a) all scientific information and data related to such Regional Antibody Candidates or Regional Licensed Products (including all data made, collected or otherwise generated in the conduct of any pre-clinical studies, Clinical Studies, Supplemental Studies or Regional [***] Activities for which a Party as Non- Proposing Party has exercised its Additional Development Opt-In Notice, or early access/named patient programs for the Regional Licensed Products, as well as CMC information), and (b) protocols and investigator brochures, in each case, that are reasonably necessary for the other Party (or its Related Parties) to perform its obligations or exploit its rights under this Agreement with respect to such Regional Antibody Candidates or Regional Licensed Products.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.2.7.4. Personnel. Each Party may request, through the JDC or the other Party’s Alliance Manager, that the other Party reasonably make available for consultation regarding the Development of such Regional Antibody Candidates or Regional Licensed Products certain of its employees engaged in Development activities and Supplemental Studies or Regional [***] Activities for which a Party as Non-Proposing Party has exercised its Additional Development Opt-In Notice, with respect to such Regional Antibody Candidates or Regional Licensed Products. The JDC or the Alliance Managers will reasonably coordinate, upon reasonable notice during normal business hours and at their respective places of employment, consultation between the Parties on the progress of the Development for such Regional Antibody Candidates or Regional Licensed Products, including any Supplemental Studies or Regional [***] Activities for which a Party as Non-Proposing Party has exercised its Additional Development Opt-In Notice.

5.2.8. Third Parties. The Parties will be entitled to utilize the services of Third Parties to perform their respective Development under this Section 5.2, provided that (a) each Party will require that such Third Party operates in a manner consistent with this Agreement and reasonably acceptable to the other Party, (b) each Party will remain at all times fully liable for its respective responsibilities and (c) the Parties will make reasonable efforts to share, through the JDC, information regarding any prior experience with specific CROs that are anticipated to be engaged to perform work under the RLP Development Plan. Each Party will require that any Third Party agreement entered into pursuant to this Section 5.2.8 (x) include confidentiality and non-use provisions that are no less stringent than those set forth in Section 11.1 (but of duration customary in confidentiality agreements entered into for a similar purpose), other than Existing Novartis In-Licenses and the agreements listed on Schedule 12.2.1, each of which contains reasonable and customary confidentiality and non-use provisions; and (y) except as identified on Exhibit I, obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) under and to, any Know-How and Patents that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Research, Develop, Manufacture or Commercialize Regional Antibody Candidates or Regional Licensed Products in the Field. For clarity, the foregoing requirement to obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) shall not apply to any improvements to the proprietary core or platform technology owned or in-licensed by any such Third Party or its Affiliates unless such improvements are reasonably necessary to Research, Develop, Manufacture or Commercialize those Antibody Candidates or Licensed Products with repect to which such Third Party or its Affiliate conducted its activities under such Third Party agreement. The Party utilizing the services of a Third Party service provider will be solely responsible for direction of and communications with such Third Party, but such Party will provide the other Party with reasonably detailed updates regarding any such activities from time to time.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.2.9. Opt-Out Right. On a Regional Target-by-Regional Target basis, at any time during the Early RLP Development Term or the Late RLP Development Term, Surface has the right, at its sole discretion, to opt-out of further Development and Commercialization of all Regional Antibody Candidates or Regional Licensed Products for such Regional Target upon [***] prior written notice to Novartis (the “Opt-Out Notice”). The Opt-Out Notice will clearly identify the applicable Regional Target and associated Regional Antibody Candidates and Regional Licensed Products. Upon the delivery of an Opt-Out Notice, Surface’s then on-going funding commitments and Development Activities, will continue until [***] from the date of the Opt-Out Notice. In the event that Surface delivers an Opt-Out Notice with respect to a Regional Target, the following will automatically occur (without any further action by the Parties) upon such date, (a) the Regional Target will convert to a Global Target, (b) all Regional Antibody Candidates and Regional Licensed Products will convert to Global Antibody Candidates and Global Licensed Products, respectively, (c) the licenses set forth in Section 9.2 will terminate, and (d) the licenses set forth in Section 9.3 will apply to such new Global Target, Global Antibody Candidates and Global Licensed Products. For the sake of clarity, Surface will not be reimbursed, in whole or in part, for any Development Costs incurred prior to the end of such [***] period with respect to the Regional Antibody Candidates or Regional Licensed Products for which an Opt-Out Right was exercised.

5.3. Global Antibody Candidates and Global Licensed Products.

5.3.1. Overview. On a Global Target-by-Global Target basis:

5.3.1.1. Surface will be responsible for Development of all Global Antibody Candidates and Global Licensed Products in accordance with this Agreement and the Global Development Plan for such Global Target during the Early Global Development Term.

5.3.1.2. Novartis will be responsible for further Development of Global Antibody Candidates and Global Licensed Products in accordance with this Agreement and the Global Development Plan during the Late Global Development Term.

5.3.2. Global Development Plan. On a Global Target-by-Global Target basis, the Development activities that are necessary or useful to be undertaken for the applicable Global Antibody Candidates or Global Licensed Products to achieve initial Regulatory Approval for each of the Indications selected by Novartis using Commercially Reasonable Efforts in the Major Market Countries (including the design of

Confidential

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the initial Phase 1 Study) will be set forth in reasonable detail in a written work plan and time table (each, a “Global Development Plan”). The initial Global Development Plan for each Global Target will be included in the Option IND Package for such Global Target provided by Surface to Novartis under Section 4.2.2. The terms of, and Development activities set forth in, each Global Development Plan will at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry. Novartis will update the Global Development Plan for such Global Antibody Candidates and Global Licensed Products [***] and will provide such updated Global Development Plan to the JDC.

5.3.3. Transition. On a Global Target-by-Global Target basis, by no later than [***] Surface will prepare and provide to Novartis a draft plan for the transition of the Development of the Global Antibody Candidates and Global Licensed Products for such Global Target from Surface to Novartis (a “Global Transition Plan”). The Global Transition Plan for each Global Target will require Surface to, as soon as reasonably practicable following the Research Term: (a) transfer to Novartis a copy of all Know-How Controlled by Surface that is reasonably necessary or useful for Development of Global Antibody Candidates or Global Licensed Products for such Global Target, or obtaining or maintaining Regulatory Approval for such Global Licensed Products in the Novartis Territory, including information and materials reasonably requested by Novartis, in a format reasonably acceptable to Novartis (which will be specified in such Global Transition Plan, along with the process of transferring such Know-How); (b) assign to Novartis all INDs and other Regulatory Materials submitted to, or filed with, any Regulatory Authority with respect to such Global Antibody Candidates or Global Licensed Products, including any drug master files maintained by or on behalf of Surface solely related thereto (provided however that Surface will not be required to transfer any drug master files maintained by or on behalf of any Third Party, including any contract manufacturer); (c) transfer to Novartis a copy of all written correspondence with any Regulatory Authority with respect to such Global Antibody Candidates or Global Licensed Products and all written minutes of meetings and memoranda of oral communications with any Regulatory Authority with respect to such Global Antibody Candidates or Global Licensed Products; and (d) transfer to Novartis any other a copy of information or materials reasonably requested by Novartis that are reasonably necessary or useful for Development of such Global Antibody Candidates or Global Licensed Products in the Novartis Territory, including if so reasonably requested by Novartis, and Third Party agreements relating solely thereto. The Global Transition Plan for each Global Target will also describe any Development activities with respect to Global Antibody Candidates or Global Licensed Products for such Global Target that Surface is required to perform as requested by Novartis and mutually agreed upon by the Parties (collectively, “Global Transition Activities”). Each Party will use Commercially Reasonable Efforts to perform the obligations assigned to it under the Global Transition Plan in accordance with any timelines set forth therein and, subject to Section 5.2.3.2, [***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.3.4. Diligence; Standards of Conduct. On a Global Target-by-Global Target basis, Novartis will use Commercially Reasonable Efforts to (a) [***] and (b) perform all Development activities for the Global Antibody Candidates and Global Licensed Products for such Global Target in accordance with the Global Development Plan. On a Global Target-by-Global Target basis, Surface will use Commercially Reasonable Efforts to (x) [***] and (y) perform all Development activities for the Global Antibody Candidates and Global Licensed Products for such Global Target in accordance with the Global Development Plan that Surface agrees to perform at Novartis’ request.

5.3.5. Development Costs.

5.3.5.1. With respect to each Global Target, Surface will be responsible for [***] of all Development Costs for the Development of Global Antibody Candidates or Global Licensed Products for such Global Target during the Early Global Development Term.

5.3.5.2. With respect to each Global Target, Novartis will be responsible for [***] of all Development Costs for the Development of Global Antibody Candidates or Global Licensed Products for such Global Target during the Late Global Development Term.

5.3.6. Records; Reports; Information Sharing.

5.3.6.1. Development Activities; Reports. On a Global Target-by-Global Target basis and until the transition of Development to Novartis, each Party will periodically (a) provide to the JDC, on a [***] basis, an update regarding Development activities conducted by or on behalf of such Party with respect to Global Antibody Candidates or Global Licensed Products for such Global Target, and (b) report to the JDC, but in no event less than on a [***] basis, regarding their respective activities conducted under the Global Transition Plan for Global Antibody Candidates and Global Licensed Products for such Global Target. Following the transition period with respect to a Global Target, once per [***] Novartis will provide to Surface, through the JDC, an update regarding Development activities conducted by or on behalf of Novartis with respect to such Global Target Antibody Candidates and Global Licensed Product, as well as

Confidential

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any Clinical Studies with respect to such Global Target Antibody Candidates and Global Licensed Product conducted by Novartis. The Parties will share any Safety Concerns with respect to such Global Antibody Candidates and Global Licensed Products in accordance with the SDEA.

5.3.6.2. Scientific Records. Each Party will maintain scientific records, in sufficient detail and in sound scientific manner appropriate for Patent and regulatory purposes and in compliance with cGLP with respect to activities intended to be submitted in regulatory filings (including INDs and BLAs), which will reflect all material work done and results achieved in the performance of the Development activities and Clinical Studies with respect to Global Antibody Candidates and Global Licensed Products by such Party.

5.3.6.3. Information Exchange and Development Assistance. Until the expiration or termination of the final Global Development Plan, upon the reasonable request of Novartis, Surface will provide to Novartis, without additional compensation and in a commercially reasonable format, a copy of Know-How Controlled by Surface or its Related Parties that is licensed to Novartis under this Agreement (i.e. Know-How included in Surface Technology for Surface) to the extent that it is reasonably necessary or useful for Development of Global Antibody Candidates or Global Licensed Products or for obtaining or maintaining Regulatory Approval for Global Licensed Products, including copies of (a) all scientific information and data related to such Global Antibody Candidates or Global Licensed Products (including all data made, collected or otherwise generated in the conduct of any pre-clinical studies, Clinical Studies, Supplemental Studies or early access/named patient programs for the Global Licensed Products, as well as CMC information), and (b) protocols and investigator brochures, in each case, that are reasonably necessary for Novartis (or its Related Parties) to perform its obligations or exploit its rights under this Agreement with respect to such Global Antibody Candidates or Global Licensed Products.

5.3.6.4. Personnel. During the period commencing after the completion of the Global Transition Activities and ending upon Regulatory Approval of the first Global Licensed Product, Novartis may request that Surface reasonably make available for consultation regarding the Development of Global

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Antibody Candidates and Global Licensed Products certain of its employees engaged in Research and Development activities with respect to such Global Antibody Candidates and Global Licensed Products. Surface will reasonably cooperate with Novartis to provide (a) up to [***] hours of consultation without charge to Novartis, and (b) any additional hours of consultation as Novartis may reasonably request, for which Novartis will pay Surface a rate of [***] per hour of such consultation services.

5.3.7. Third Parties. The Parties will be entitled to utilize the services of Third Parties to perform their respective Development under this Section 5.3.7, provided that (a) each Party will require that such Third Party operates in a manner consistent with the terms of this Agreement and, in the case of Surface, reasonably acceptable to Novartis and (b) each Party will remain at all times fully liable for its respective responsibilities. Each Party will require that any such Third Party agreement entered into pursuant to this Section 5.3.7 (x) include confidentiality and non-use provisions that are no less stringent than those set forth in Section 11.1 (but of duration customary in confidentiality agreements entered into for a similar purpose), other than Existing Novartis In-Licenses and the agreements listed on Schedule 12.2.1, each of which contains reasonable and customary confidentiality and non-use provisions; and (y) except as identified on Exhibit I, obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) under and to, any Know-How and Patents that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Research, Develop, Manufacture or Commercialize Global Antibody Candidates or Global Licensed Products in the Field. For clarity, the foregoing requirement to obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) shall not apply to any improvements to the proprietary core or platform technology owned or in-licensed by any such Third Party or its Affiliates unless such improvements are reasonably necessary to Research, Develop, Manufacture or Commercialize those Antibody Candidates or Licensed Products with respect to which such Third Party or its Affiliate conducted its activities under such Third Party agreement. The Party utilizing the services of a Third Party service provider will be solely responsible for direction of and communications with such Third Party.

6. COMMERCIALIZATION

6.1. T1 Licensed Products.

6.1.1. Responsibility, Cost and Diligence. Novartis will be solely responsible, at its expense, for all Commercialization activities relating to T1 Licensed Products in the Field in the Novartis Territory. Novartis will use Commercially Reasonable Efforts to (a) Commercialize each T1 Licensed Product for which Novartis has obtained Regulatory Approval within the Novartis Territory, and (b) perform all Commercialization activities for T1 Licensed Products in accordance with the T1 Commercialization Plan.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.1.2. T1 Commercialization Plan. No less than [***], and [***] thereafter, Novartis will prepare and deliver to Surface, through the JSC, (a) a high level summary of the Commercialization and Development Activities performed with respect to such T1 Licensed Product in the Novartis Territory during the just-completed Calendar Year and (b) a high level summary of the Commercialization and Development activities to be undertaken with respect to such T1 Licensed Product in the then-current Calendar Year, including any plans to obtain further Regulatory Approvals and launch such T1 Licensed Products in countries in the Novartis Territory in which Novartis is not then Commercializing such T1 Licensed Products, and the dates by which any such activities are targeted to be accomplished (the “T1 Commercialization Plan”).

6.1.3. First Commercial Sale Reporting Obligations. With respect to each T1 Licensed Product, Novartis will provide Surface with written notice of the First Commercial Sale of such T1 Licensed Product in the Novartis Territory.

6.1.4. Advertising and Promotional Materials.

6.1.4.1. T1 Branding. Novartis will have the sole right, from time to time during the Term, to develop (and thereafter modify and update) a global branding strategy (including global positioning, messages, logo, colors and other visual branding elements) for each T1 Licensed Product for use in the Field throughout the Novartis Territory.

6.1.4.2. Promotional Materials. Novartis will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each T1 Licensed Product for use in the Novartis Territory. All such Promotional Materials will be compliant with applicable Law. If permitted under applicable Law, Novartis will include a reference in such TI Promotional Materials to such T1 Licensed Product as being sold under license from Surface.

6.1.5. Sales and Distribution. Novartis and its Related Parties will be solely responsible for booking sales and will warehouse and distribute T1 Licensed Products in the Novartis Territory.

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6.1.6. Recalls, Market Withdrawals or Corrective Actions. In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a T1 Licensed Product, Novartis will have the sole right to decide whether to conduct a recall and the manner in which any such recall will be conducted. [***]

6.2. Regional Licensed Products.

6.2.1. Responsibility, Cost and Diligence.

6.2.1.1. Novartis. On a Regional Target-by-Regional Target basis, Novartis will be solely responsible, at its expense, for all Commercialization activities relating to Regional Licensed Products in the Field in the Novartis Territory. On a Regional Target-by-Regional Target basis, Novartis will use Commercially Reasonable Efforts to (a) Commercialize each Regional Licensed Product for which Novartis has obtained Regulatory Approval within the Novartis Territory, and (b) perform all Commercialization activities for such Regional Licensed Product in accordance with the RLP Commercialization Strategy.

6.2.1.2. Surface. On a Regional Target-by-Regional Target basis, Surface will be solely responsible, at its expense, for all Commercialization activities relating to Regional Licensed Products in the Field in the Surface Territory. On a Regional Target-by-Regional Target basis, Surface will use Commercially Reasonable Efforts to (a) Commercialize each Regional Licensed Product for which Surface has obtained Regulatory Approval within the Surface Territory, and (b) perform all Commercialization activities for each Regional Licensed Product in accordance with the RLP Commercialization Strategy.

6.2.2. RLP Commercial Strategy. Within [***] Novartis will provide and within [***] days after such provision the JCC will, subject to applicable Law including Antitrust Laws, review, update and approve a written summary of the global Commercial strategy for such Regional Licensed Product (the “RLP Commercial Strategy”). For clarity, any and all such communications and strategy involving the Commercialization of Regional Licensed Products shall be limited to those permitted under applicable Law, including Antitrust Laws.

Confidential

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6.2.3. Novartis Territory Commercialization Plan. No less than [***] Novartis will prepare and deliver to the JCC for review a reasonable written plan that summarizes the Commercialization activities to be undertaken with respect to such Regional Licensed Product in the Novartis Territory in the next Calendar Year (the “Novartis Territory Commercialization Plan”). The Novartis Territory Commercialization Plan for a Regional Licensed Product will subsequently be updated and modified by Novartis, from time to time at its discretion and no less frequently than [***] based upon, among other things, Novartis’s Commercialization activities with respect to such Regional Licensed Product in the Novartis Territory, a copy of which updated plan Novartis will provide to the JCC. Notwithstanding the foregoing, in the event of any disagreement between the Parties regarding the Novartis Territory Commercialization Plan for a Regional Licensed Product pursuant to Section 2.5.5, the Novartis representatives on the JCC will have final decision-making authority over the preparation and updating of such Novartis Territory Commercialization Plan, provided that such decisions do not materially adversely affect the Commercialization of such Regional Licensed Product in the Surface Territory.

6.2.4. Surface Territory Commercialization Plan. No less than [***] Surface will prepare and deliver to the JCC for review a reasonable written plan that summarizes the Commercialization activities to be undertaken with respect to such Regional Licensed Product in the Surface Territory in the next Calendar Year (the “Surface Territory Commercialization Plan”). The Surface Territory Commercialization Plan for a Regional Licensed Product will subsequently be updated and modified by Surface, from time to time at its discretion and no less frequently than [***] based upon, among other things, Surface’s Commercialization activities with respect to such Regional Licensed Product in the Surface Territory, a copy of which updated plan Surface will provide to the JCC. Notwithstanding the foregoing, in the event of any disagreement between the Parties regarding the Surface Territory Commercialization Plan for a Regional Licensed Product pursuant to Section 2.5.5, the Surface representatives on the JCC will have final decision-making authority over the preparation and updating of such Surface Territory Commercialization Plan, provided that such decisions do not materially adversely affect the Commercialization of such Regional Licensed Product in the Novartis Territory.

6.2.5. Advertising and Promotional Materials.

6.2.5.1. RLP Branding. Each Party will use Commercially Reasonable Efforts to develop (and thereafter modify and update) a branding strategy (including positioning, colors, other visual branding elements and Novartis RLP Trademarks and Surface RLP Trademarks in accordance with Section 14.9.2) for each Regional Licensed Product for use in the Field for its Territory (each a “RLP Branding Strategy”), which the JCC will, in accordance with Sections 2.5.3.3 and 2.5.5, review, coordinate and approve, and which the Parties

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will, following such review and approval, implement. Each Party will submit its RLP Branding Strategy for a Regional Licensed Product to the JCC at least [***] (or more frequently if reasonably requested by the other Party). Each Party will consider in good faith any timely comments by the other Party with respect to its RLP Branding Strategy, but will have final decision-making authority with respect to such its RLP Branding Strategy in its Territory. Notwithstanding the foregoing, each Party will use Commercially Reasonable Efforts to ensure that (a) its RLP Branding Strategy complies with applicable Laws in its Territory, and (b) that any branding elements selected for inclusion in its RLP Branding Strategy do not infringe any Third Party trademarks or other intellectual property rights. If any such RLP Branding Strategy infringes Third Party trademarks or other intellectual property rights or otherwise does not comply with applicable Law in the Territory in which such RLP Branding Strategy is used, the affected Party will take action to end such infringement or other noncompliance (including by modifying its RLP Branding Strategy) in its Territory and the other Party will not be obligated to implement its RLP Branding Strategy in its Territory pursuant to this Section unless and until such infringement or noncompliance is ended.

6.2.5.2. Surface A&P. Surface will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Regional Licensed Product (“Promotional Materials”) for use in the Surface Territory. All such Promotional Materials will be compliant with applicable Law and, if applicable, consistent in all material respects with the Surface Territory Commercialization Plan and, if applicable, consistent in all material respects with the RLP Branding Strategy for such Regional Licensed Product in the Surface Territory. Surface will submit representative samples of its Promotional Materials developed by it for use in the Surface Territory to the JCC at least [***] (or more frequently if reasonably requested by Novartis). Surface will consider in good faith any timely comments Novartis may have with respect to any such Promotional Materials, but will have final decision-making authority in the Surface Territory with respect to such Promotional Materials. Notwithstanding the foregoing, Surface will incorporate any changes to Promotional Materials requested by Novartis in a timely fashion in cases where Novartis indicates that it believes in good faith that such change is necessary to enable Novartis to comply with any applicable Law.

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6.2.5.3. Novartis A&P. Novartis will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant Promotional Materials relating to each Regional Licensed Product for use in the Novartis Territory. All such Promotional Materials will be compliant with applicable Law, consistent in all material respects with the Novartis Territory Commercialization Plan and, if applicable, consistent in all material respects with the RLP Branding Strategy for such Regional Licensed Product in the Novartis Territory. Novartis will submit representative samples of its Promotional Materials developed by it for use in the Novartis Territory to the JCC at least [***] thereafter (or more frequently if reasonably requested by Surface). Novartis will consider in good faith any timely comments Surface may have with respect to any such Promotional Materials, but will have final decision-making authority in the Novartis Territory with respect to such Promotional Materials. Notwithstanding the foregoing, Novartis will incorporate any changes to Promotional Materials requested by Surface in a timely fashion in cases where Surface indicates that it believes in good faith that such change is necessary to enable Surface to comply with any applicable Law.

6.2.5.4. Reporting Obligations. Each Party will report to the JCC in writing, on an [***] basis in the first [***] following the first Regulatory Approval of such Regional Licensed Product in the Field in such Party’s Territory (for the period ending December 31 of the prior Calendar Year), summarizing in reasonable detail such Party’s Commercialization activities for such Regional Licensed Product performed to date (or updating such report for activities performed since the last such report was given hereunder, as applicable). In addition, each Party will provide the other Party with written notice of the First Commercial Sale of each Regional Licensed Product in such Party’s Territory as soon as reasonably practicable after such event; provided, however, that such Party will inform the other Party of such event prior to public disclosure of such event by such Party. Each Party will provide such other information to the JCC as the other Party may reasonably request with respect to Commercialization of such Regional Licensed Product and will keep such JCC reasonably informed of such Party’s Commercialization activities with respect to such Regional Licensed Product.

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6.2.6. Commercialization Reporting Obligations. Each Party and its Related Parties will be responsible for booking sales of the Regional Licensed Products sold in its Territory. Each Party and its Related Parties may warehouse Regional Licensed Products both inside and outside of such Party’s Territory, provided that any sales with respect to such Regional Licensed Products are booked in such Party’s Territory. If a Party receives any orders for any Regional Licensed Product in the other Party’s Territory, it will refer such orders to the other Party, to the extent it is not prohibited from doing so under applicable Law. Moreover, each Party and its Related Parties will, using Commercially Reasonable Efforts, be solely responsible for handling all returns of any Regional Licensed Product sold in its Territory, as well as all aspects of Regional Licensed Product order processing, invoicing and collection, distribution, inventory and receivables of Regional Licensed Products sold in its Territory.

6.2.7. Recalls, Market Withdrawals or Corrective Actions. In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a Regional Licensed Product in a Territory, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of a Regional Licensed Product in its Territory, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, will as promptly as possible, notify the other Party’s Alliance Manager and JCC representatives thereof by telephone or e-mail. Each Party, in consultation with the other Party, will decide whether to conduct a recall of a Regional Licensed Product in its own Territory and the manner in which any such recall will be conducted (except in the case of a government mandated recall, when such Party may act without such advance notice but will notify the other Party as soon as possible thereafter). Except as may otherwise be agreed to by the Parties, [***] Each Party will make available all of its pertinent records that may be reasonably requested by the other Party in order for a Party to effect a recall of a Regional Licensed Product in its Territory. The Parties’ rights and obligations under this Section 6.2.7 will be subject to the terms of any supply agreement(s), including any SDEA or quality related agreements entered into between the Parties. In the event of a conflict between the provisions of any such supply agreement, SDEA or quality related agreements and this Section 6.2.7, the provisions of such supply agreement, SDEA or quality related agreements will govern.

6.2.8. Ex-Territory Sales; Export Monitoring.

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6.2.8.1. Ex-Territory Sales. Subject to applicable Law, neither Party will engage in any advertising or promotional activities relating to any Regional Licensed Product directed primarily to customers or other buyers or users of such Regional Licensed Product located outside its Territory or accept orders for Regional Licensed Products from or sell Regional Licensed Products into such other Party’s Territory for its own account, and if a Party receives any order for any Regional Licensed Product in the other Party’s Territory, it will refer such orders to the other Party. The Parties expressly acknowledge and agree that applicable Law may prevent or limit a Party from taking action to prevent exports from one EU country to another.

6.2.8.2. Export Monitoring. Each Party and its Related Parties will use Commercially Reasonable Efforts to monitor and prevent exports of Regional Licensed Products from its own Territory for Commercialization in the other Party’s Territory using methods permitted under applicable Law that are commonly used in the industry for such purpose (if any), and will promptly inform the other Party of any such exports of Regional Licensed Products from its Territory, and any actions taken to prevent such exports. Each Party agrees to take reasonable actions requested in writing by the other Party that are consistent with applicable Law to prevent exports of Regional Licensed Products from its Territory for Commercialization in the other Party’s Territory. The Parties expressly acknowledge and agree that applicable Law may prevent or limit a Party from taking action to prevent exports from one EU country to another.

6.2.9. Combinations. Net Sales received by the Parties or their respective Related Parties in respect of certain Combinations in the Surface Territory shall be allocated between the Parties in accordance with the provisions of Exhibit A.

6.3. Global Licensed Products.

6.3.1. Responsibility, Cost and Diligence. Novartis will be solely responsible, at its expense, for all Commercialization activities relating to Global Licensed Products in the Field in the Novartis Territory. Novartis will use Commercially Reasonable Efforts to (a) Commercialize each Global Licensed Product for which Novartis has obtained Regulatory Approval in the Novartis Territory, and (b) perform all Commercialization activities for each Global Licensed Product in accordance with the Global Licensed Product Commercialization Plan.

6.3.2. Commercialization Plan. No less than [***] and [***] thereafter, Novartis will prepare and deliver to Surface, through the JSC, (a) a high level summary of the Commercialization activities

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performed with respect to such Global Licensed Product in the Novartis Territory during the just-completed Calendar Year, and (b) a high level summary of the Commercialization activities to be undertaken with respect to such Global Licensed Product in the then-current Calendar Year (the “Global Licensed Product Commercialization Plan”).

6.3.3. First Commercial Sale Reporting Obligations. With respect to a Global Licensed Product, Novartis will provide Surface with written notice of the First Commercial Sale of such Global Licensed Product in the Novartis Territory.

6.3.4. Advertising and Promotional Materials.

6.3.4.1. Global Licensed Product Branding. Novartis will have the sole right, from time to time during the Term, to develop (and thereafter modify and update) a global branding strategy (including global positioning, messages, logo, colors and other visual branding elements) for each Global Licensed Product for use in the Field throughout the Novartis Territory.

6.3.4.2. Promotional Materials. Novartis will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Global Licensed Product for use in the Novartis Territory. All such Promotional Materials will be compliant with applicable Law. If permitted under applicable Law, Novartis will include a reference in such Global Licensed Promotional Materials to such Global Licensed Product as being sold under license from Surface.

6.3.5. Sales and Distribution. Novartis and its Related Parties will be solely responsible for booking sales and will warehouse and distribute Global Licensed Products in the Novartis Territory.

6.3.6. Recalls, Market Withdrawals or Corrective Actions. In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a Global Licensed Product, Novartis will have the sole right to decide whether to conduct a recall and the manner in which any such recall will be conducted. [***]

7. REGULATORY

7.1. T1 Licensed Products.

7.1.1. Regulatory Filings and Interactions.

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7.1.1.1. Ownership of Regulatory Filings. Novartis will own all INDs, NDAs, Regulatory Materials and related regulatory documentation with respect to any T1 Licensed Product, including any drug master files maintained by or on behalf of Surface solely with respect thereto (provided however that Surface will not be obligated to transfer any drug master files maintained by or on behalf of any Third Party, including any contract manufacturer). At Novartis’s request following [***] for the T1 Research Program, Surface will promptly assign and transfer to Novartis all INDs, Regulatory Materials and other regulatory documentation in the Novartis Territory with respect to such T1 Licensed Product that is in the possession or control of Surface, including any drug master files maintained by or on behalf of Surface solely with respect thereto, and each Party will submit all filings, letters and other documentation necessary to effect such assignment and transfer to the applicable Regulatory Authority as soon as reasonably practicable, but no later than [***] after such request for such T1 Licensed Product. For clarity, Surface will not be required to transfer any drug master files maintained by or on behalf of any Third Party, including any contract manufacturer; provided that Novartis has access to or rights to cross-reference those drug master files pursuant to Section 7.1.3 to permit Novartis to comply with its regulatory obligation in connection with the Research, Development, Manufacture, and Commercialization of T1 Licensed Products. Surface hereby appoints Novartis as Surface’s agent for all matters related to each T1 Licensed Product involving Regulatory Authorities in the Novartis Territory during the period beginning on the Effective Date for the T1 Licensed Product and ending on the date that the transfer of all INDs, Regulatory Materials and related regulatory documents in the Novartis Territory that relate to such T1 Licensed Product, including any drug master files maintained by or on behalf of Surface solely with respect thereto, becomes effective, and Novartis hereby accepts such appointment.

7.1.1.2. Responsibilities for Regulatory Matters. Novartis will, using Commercially Reasonable Efforts, be solely responsible for all regulatory matters relating to T1 Licensed Products in the Novartis Territory, including (a) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in the Novartis Territory with respect to T1 Licensed Products; (b) interfacing, corresponding and meeting with each Regulatory Authority in the Novartis Territory with respect to T1 Licensed Products; and (c) seeking and maintaining all Regulatory Materials in the Novartis Territory with respect to T1 Licensed Products.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.1.1.3. Communications with Regulatory Authorities. Novartis will provide Surface, through the JDC, as part of the [***] updates regarding Development activities described in Section 5.1.6.1, with a brief description in English, of the principal issues raised in any material communication with any Regulatory Authority in the Novartis Territory with respect to any T1 Licensed Product during the preceding Calendar Quarter. For purposes of this Section 7.1.1.3, “material communication” with Regulatory Authorities include meetings with Regulatory Authorities and Regulatory Authority questions or concerns regarding significant issues, including any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or nonclinical findings affecting patient safety, or lack of efficacy.

7.1.1.4. Regulatory Meetings. Novartis will use Commercially Reasonable Efforts, to the extent reasonably practicable, to permit Surface to have, at Surface’s expense, mutually acceptable representatives of Surface attend, solely as a non-participating observer, material, substantive meetings including pre-IND meetings, with the Governmental Authorities pertaining to Research of such T1 Licensed Product; provided, however, that (a) if required by the Governmental Authority, attendance by Surface will be permitted; (b) attendance by Surface representatives will not prevent participation of a Novartis representative due to restrictions imposed by Regulatory Agencies on the number of attendees; and (c) Novartis will not be obligated to change the schedule of such meeting in order to accommodate the schedule of Surface’s representatives. Novartis will provide Surface, through the JDC, with [***] updates of substantive meetings with the Governmental Authorities in the Novartis Territory pertaining to the Development of each T1 Licensed Product. For clarity, Novartis has the right to attend, at Novartis’ expense, any material, substantive meetings held by or on behalf of Surface, including pre-IND meetings, with the Governmental Authorities pertaining to such T1 Licensed Product.

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7.1.1.5. Submissions. With respect to each T1 Licensed Product, Novartis will provide Surface with written notice of each of the following events (a) within a reasonable period of time after the occurrence of such event in the Novartis Territory: (i); the submission of any filings or applications for Regulatory Approval (other than INDs) of such T1 Licensed Product to any Regulatory Authority; and (ii) receipt or denial of Regulatory Approval for such T1 Licensed Product; and (b) on a [***] basis, a summary of any INDs (including orphan drug applications and designations) that were filed for such T1 Licensed Product during such preceding [***] and those anticipated to be filed within the upcoming [***] provided, however, that Novartis will inform Surface of any such events under (a) or (b) prior to public disclosure of such event by Novartis.

7.1.2. Costs of Regulatory Affairs. [***] costs and expenses incurred in connection with applying for Regulatory Approval with respect to T1 Licensed Products in the Novartis Territory, and related regulatory affairs activities.

7.1.3. Right of Reference. Surface hereby grants to Novartis, and at the request of Novartis will grant to Novartis’s Related Parties, a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous Law recognized outside of the United States), to, and a right to copy, access, and otherwise use, all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any Clinical Studies or early access/named patient programs for the T1 Licensed Products) included in or used in support of any drug master file maintained by or on behalf of Surface (including its Related Parties) that relates to any T1 Licensed Product to the extent necessary or useful to Research, Develop, Manufacture or Commercialize T1 Licensed Products in the Novartis Territory. Notwithstanding anything to the contrary in this Agreement, Surface will not withdraw or inactivate any regulatory filing that Novartis or its Related Parties reference or otherwise use pursuant to this Section 7.1.3.

7.2. Regional Licensed Products.

7.2.1. Regulatory Filings and Interactions.

7.2.1.1. Responsibilities.

(a) Pursuant to the RLP Development Plan for a Regional Licensed Product and, except as otherwise provided in such RLP Development Plan, or set forth in Section 7.2.1.1(b) below, each Party will be solely responsible for all regulatory matters relating to such Regional Licensed Product in its Territory and will own all INDs, NDAs, Regulatory Materials and related regulatory documents

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in its Territory with respect to such Regional Licensed Product, including any drug master files maintained by or on behalf of such Party solely with respect thereto in such Territory, which will be and remain such Party’s sole responsibility. At Novartis’s request, [***] for a Regional Licensed Product, Surface will promptly assign and transfer to Novartis all INDs, Regulatory Materials and other regulatory documentation in the Novartis Territory with respect to such Regional Licensed Product that is in the possession and control of Surface, and each Party will submit to the applicable Regulatory Authority all filings, letters and other documentation necessary to effect such assignment and transfer as soon as practicable and no later than [***] after such request for such Regional Licensed Product, in each case, including any drug master files maintained by or on behalf of Surface solely with respect thereto. For clarity, Surface will not be required to transfer any drug master files maintained by or on behalf of any Third Party, including any contract manufacturer; provided that Novartis has access to or rights to cross-reference those drug master files pursuant to Section 7.2.3 to permit Novartis to comply with its regulatory obligation in connection with the Research, Development, Manufacture, and Commercialization of Regional Licensed Products. Each Party will have the sole right to (i) oversee, monitor and coordinate all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in its Territory with respect to such Regional Licensed Product; (ii) interface, correspond and meet with each Regulatory Authority in its Territory with respect to such Regional Licensed Product, and (iii) seek and maintain all regulatory filings in its Territory with respect to such Regional Licensed Product.

(b) Notwithstanding the foregoing, and solely with respect to the first Phase 1 Safety Study conducted under a RLP Development Plan, Surface will have the right, but not the obligation, to draft the protocol, develop the IND strategy, and file INDs globally, including in the Novartis Territory, after input and review by Novartis, and, if Surface exercises such right, Surface will use reasonable efforts to address any concerns raised by Novartis in connection with such activities. If Surface files INDs in the Novartis Territory as set forth above, then, unless otherwise agreed by the Parties, promptly following [***] Surface will assign the INDs in the Novartis Territory to Novartis and from that point forward, Novartis will be primarily responsible for the related regulatory activities with respect thereto in the Novartis Territory. Novartis will reimburse Surface for its portion of Development Costs incurred by Surface in accordance with Section 5.2.3.2 with respect to the performance of activities described in this Section 7.2.1.1, including drafting protocols, developing IND strategies and preparing and submitting INDs. If Surface does not exercise such right to file INDs in the Novartis Territory, then Novartis will draft the protocol, develop the IND strategy, and file the INDs in the Novartis Territory.

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(c) Communications with Regulatory Authorities. Each Party will notify the JDC, including a brief description in English, of the principal issues raised in each material communication with Regulatory Authorities with respect to such Regional Licensed Product within [***] after receipt thereof. Upon request, each Party will provide to the other Party: (a) at the requesting Party’s expense, a summary translation of such material communications in English, (b) at the requesting Party’s expense, complete copies of the original correspondence in their native language, or (c) at the requesting Party’s expense, a full translation of such material communications in English, in each case of (a) through (c) within a reasonable period of time following such request. For the purposes of this Section 7.2, “material communications” with Regulatory Authorities include meetings with Regulatory Authorities and Regulatory Authority questions or concerns with respect to significant issues, including any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or nonclinical findings affecting patient safety, lack of efficacy or receipt or denial of Regulatory Approval.

7.2.1.2. Regulatory Meetings. Each Party will provide the other Party with reasonable advance notice of all substantive meetings with the Governmental Authorities in its Territory pertaining to each Regional Licensed Product, or with as much advance notice as practicable under the circumstances. Each Party will use Commercially Reasonable Efforts, to the extent reasonably practicable, to permit the other Party to have, at the other Party’s expense, mutually acceptable representatives of the other Party attend, solely as a non-participating observer, material, substantive meetings, including pre-IND and end of Phase 2 Study meetings, with the Governmental Authorities within either its or the other Party’s Territory pertaining to such Regional Licensed Product; provided, however, that (a) if required by the Governmental Authority, attendance by the other Party will be permitted; (b) attendance by the representatives of the other Party will not prevent participation of a representative of the Party in charge of its Territory due to restrictions imposed by Regulatory Agencies on the number of attendees; and (c) neither Party will be obligated to change the schedule of such meeting in order to accommodate the schedule of the other Party’s representatives. In the event that Surface exercises its rights pursuant to Section 7.2.1.1 to files INDs in the Novartis Territory, then prior to the acceptance or approval of the IND, Surface will provide Novartis with reasonable advance notice of all substantive meetings with Regulatory Authorities in the Novartis Territory pertaining to such Regional Licensed Product, or with as much advance notice as practicable

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under the circumstances. Surface will use reasonable efforts, to the extent reasonably practicable, to permit Novartis to have, at Novartis’s expense, mutually acceptable representatives of Novartis to attend, as full and equal participants, material, substantive meetings, including pre-IND meetings, with Regulatory Authorities in the Novartis Territory pertaining to such Regional Licensed Product.

7.2.1.3. Submissions. Each Party will provide the other Party with written notice of each of the following events with regard to each Regional Licensed Product (a) within a reasonable period of time following the occurrence thereof, to the extent notice was not provided prior to the Option Exercise Date for such Regional Licensed Product: (i) the submission of any filings or applications for Regulatory Approval (other than INDs) of such Regional Licensed Product in such Party’s Territory to any Regulatory Authority; and (ii) receipt or denial of Regulatory Approval for such Regional Licensed Product; and (b) on a [***] basis, a summary of any INDs (including orphan drug applications and designations) that were filed for such Regional Licensed Product during such preceding [***] and those anticipated to be filed within the upcoming [***] provided, however, that each Party will inform the other Party of such event under (a) or (b) prior to public disclosure of such event by such Party.

7.2.2. Costs of Regulatory Affairs. Except as provided in Section 5.3.5, [***] costs and expenses incurred in connection with applying for, obtaining and maintaining Regulatory Approval with respect to Regional Licensed Products in its Territory, and related regulatory affairs activities.

7.2.3. Right of Reference. Each Party hereby grants to the other Party, and at the request of the other Party will grant to the other Party’s Related Parties, a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous Law recognized outside of the United States), to, and a right to copy, access, and otherwise use, all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any Clinical Studies or upon exercise of the Additional Development Opt-In Right, Supplemental Studies or Regional [***] Activities, or early access/named patient programs for the Regional Licensed Products) included in or used in support of any regulatory filing, Regulatory Approval, drug master file or other regulatory documentation (including orphan drug applications and designations) maintained on behalf of such Party (or its Related Parties) that relates to any Regional Licensed Product, to the extent necessary or useful to obtain Regulatory Approval of a Regional Licensed Product in the Novartis Territory or the Surface Territory, as applicable, and such Party will provide a signed statement to this

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effect, if requested by the other Party, in accordance with 21 C.F.R. § 314.50(g)(3) (or any successor or analogous Law outside of the United States). In addition, upon reasonable request of either Party (on behalf of itself or a Sublicensee), the other Party will obtain and provide to the requesting Party certificates or other formal or official attestations concerning the regulatory status of the Regional Licensed Products in the Novartis Territory or the Surface Territory, as applicable (e.g., Certificates of Free Sale, Certificates for Export, Certificates to Foreign Governments), at the requesting Party’s request, and provided further that such attestations are reasonably necessary for the requesting Party to exercise its rights under this Agreement. Notwithstanding anything to the contrary in this Agreement other than for Safety Concerns, neither Party will withdraw or inactivate any regulatory filing that the other Party references or otherwise uses pursuant to this Section 7.2.3. For clarity, the benefit of any regulatory vouchers [***]

7.3. Global Licensed Products.

7.3.1. Regulatory Filings and Interactions.

7.3.1.1. Ownership of Regulatory Filings. Novartis will own all INDs, NDAs, Regulatory Materials and related regulatory documentation submitted to any Regulatory Authority with respect to any Global Licensed Product, including any drug master files maintained by or on behalf of Surface solely with respect thereto. At Novartis’s request following [***] for a Global Licensed Product, Surface will promptly assign and transfer to Novartis all INDs, Regulatory Materials and other regulatory documentation in the Novartis Territory with respect to such Global Licensed Product that is in the possession or control of Surface, including any drug master files maintained by or on behalf of Surface solely with respect thereto, and each Party will submit all filings, letters and other documentation necessary to effect such assignment and transfer to the applicable Regulatory Authority as soon as reasonably practicable, but no later than [***] after such request for such Global Licensed Product. For clarity, Surface will not be required to transfer any drug master files maintained by or on behalf of any Third Party, including any contract manufacturer; provided that Novartis has access to or rights to cross-reference those drug master files pursuant to Section 7.3.3 to permit Novartis to comply with its regulatory obligation in connection with the Research, Development, Manufacture, and Commercialization of Global Licensed Products. Surface hereby appoints Novartis as Surface’s agent for all matters related to each Global Licensed

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Product involving Regulatory Authorities in the Novartis Territory during the period beginning on the Option Exercise Date for such Global Licensed Product and ending on the date that the transfer of all INDs, Regulatory Materials and related regulatory documents in the Novartis Territory that relate to such Global Licensed Product, including any drug master files maintained by or on behalf of Surface solely with respect thereto, becomes effective, and Novartis hereby accepts such appointment.

7.3.1.2. Responsibilities for Regulatory Matters. Novartis will, using Commercially Reasonable Efforts, be solely responsible for all regulatory matters relating to Global Licensed Products in the Novartis Territory, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in the Novartis Territory with respect to Global Licensed Products; (ii) interfacing, corresponding and meeting with each Regulatory Authority in the Novartis Territory with respect to Global Licensed Products; and (iii) seeking and maintaining all Regulatory Materials in the Novartis Territory with respect to Global Licensed Products.

7.3.1.3. Communications with Regulatory Authorities. Novartis will provide Surface, through the JDC, as part of the [***] updates regarding Development activities described in Section 5.3.6.1, with a brief description in English, of the principal issues raised in any material communication with any Regulatory Authority in the Novartis Territory with respect to any Global Licensed Product during the preceding Calendar Quarter. For purposes of this Section 7.3.1.3, “material communication” with Regulatory Authorities include meetings with Regulatory Authorities and Regulatory Authority questions or concerns regarding significant issues, including any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or nonclinical findings affecting patient safety, or lack of efficacy.

7.3.1.4. Regulatory Meetings. Novartis will use Commercially Reasonable Efforts, to the extent reasonably practicable, to permit Surface to have, at Surface’s expense, mutually acceptable representatives of Surface attend, solely as a non-participating observer, material, substantive meetings, including pre-IND meetings, with the Governmental Authorities

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pertaining to Research of such Global Licensed Product should such meetings be deemed necessary by Novartis; provided, however, that (a) if required by the Governmental Authority, attendance by Surface will be permitted; (b) attendance by Surface representatives will not prevent participation of a Novartis representative due to restrictions imposed by Regulatory Agencies on the number of attendees; and (c) Novartis will not be obligated to change the schedule of such meeting in order to accommodate the schedule of Surface’s representatives. Novartis will provide Surface, through the JDC, with [***] updates of substantive meetings with the Governmental Authorities in the Novartis Territory pertaining to the Development of each Global Licensed Product.

7.3.1.5. Submissions. With respect to each Global Licensed Product, Novartis will provide Surface with prompt written notice of each of the following events (a) within a reasonable period of time after the occurrence of such event in the Novartis Territory: (i) the submission of any filings or applications for Regulatory Approval (other than INDs) of such Global Licensed Product to any Regulatory Authority; and ii) receipt or denial of Regulatory Approval for such Global Licensed Product; and (b) on a [***] basis, a summary of any INDs (including orphan drug applications and designations) that were filed for such Global Licensed Product during such preceding [***] and those anticipated to be filed within the upcoming [***] provided, however, that Novartis will inform Surface of any such events under (a) or (b) prior to public disclosure of such event by Novartis.

7.3.2. Costs of Regulatory Affairs. Except as set forth in Section 5.3.5, [***] incurred in connection with applying for Regulatory Approval with respect to Global Licensed Products in the Novartis Territory, and related regulatory affairs activities.

7.3.3. Right of Reference. Surface hereby grants to Novartis, and at the request of Novartis will grant to Novartis’s Related Parties, a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous Law recognized outside of the United States), to, and a right to copy, access, and otherwise use, all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any Clinical Studies or early access/named patient programs for the Global Licensed Products) included in or used in support of any drug master file maintained on behalf of Surface or its Related Parties that relates to any Global Licensed Product to the extent necessary or useful to Research, Develop, Manufacture or Commercialize Global Licensed Products in the Novartis Territory.

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Notwithstanding anything to the contrary in this Agreement, Surface will not withdraw or inactivate any regulatory filing that Novartis or its Related Parties reference or otherwise use pursuant to this Section 7.3.3.

7.4. Pharmacovigilance. The Parties will cooperate with regard to the reporting and handling of safety information involving the Regional Antibody Candidates or Regional Licensed Products in accordance with the applicable regulatory Laws and regulations on pharmacovigilance and clinical safety. Within such time to ensure that all regulatory requirements are met, the Parties shall negotiate in good faith and enter into a Safety Data Exchange Agreement (“SDEA”), which will define the pharmacovigilance responsibilities of the Parties and include safety data exchange procedures to enable each Party (and their respective related Third Parties, if any) to comply with all of its legal and regulatory obligations related to such Regional Antibody Candidates or Regional Licensed Products.

8. MANUFACTURE

8.1. T1 Antibody Candidates and T1 Licensed Products.

8.1.1. Manufacturing Responsibilities.

8.1.1.1. Subject to the oversight of the JRC, Surface has the sole responsibility to Manufacture (or have Manufactured) T1 Antibody Candidates for use in the T1 Research Program in accordance with the T1 Research Plan. Surface will Manufacture (or have Manufactured) such T1 Antibody Candidates in accordance with Novartis quality standards.

8.1.1.2. Subject to the oversight of the JDC, Surface has the sole responsibility to Manufacture (or have Manufactured) T1 Antibody Candidates and T1 Licensed Products for use in the first Phase 1 Safety Study for the T1 Antibody Candidates and T1 Licensed Products in accordance with the T1 Development Plan. Surface will Manufacture (or have Manufactured) such T1 Antibody Candidates in accordance with Novartis quality standards.

8.1.1.3. Other than the first Phase 1 Safety Study for the T1 Antibody Candidates and T1 Licensed Products, Novartis has the sole responsibility to Manufacture (or have Manufactured) T1 Antibody Candidates and T1 Licensed Products for use in Development and Commercialization of such T1 Antibody Candidates and T1 Licensed Products in the Novartis Territory.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.1.2. Manufacturing Costs.

8.1.2.1. Surface will be responsible for [***] of all Manufacturing Costs relating to T1 Antibody Candidates incurred by or on behalf of Surface to support the T1 Research Program.

8.1.2.2. Novartis will pay to Surface [***] of reasonable Manufacturing Costs relating to the first Phase 1 Safety Study for T1 Antibody Candidates and T1 Licensed Products set forth in the Novartis approved budget for such Phase 1 Safety Study.

8.1.2.3. Other than the first Phase 1 Safety Study for the T1 Antibody Candidates and T1 Licensed Products, Novartis will be responsible for [***] of all Manufacturing Costs relating to T1 Antibody Candidates and T1 Licensed Products for use in the Research, Development and Commercialization of such T1 Antibody Candidates and T1 Licensed Products in the Novartis Territory incurred by or on behalf of Novartis.

8.1.3. Manufacturing Contracts. Surface will, at such time as determined by the JSC, use Commercially Reasonable Efforts to assign to Novartis or its designee all then-existing Manufacturing contracts with Third Party contract manufacturers that are solely related to the Manufacture of any T1 Antibody Candidates or T1 Licensed Products and that Novartis agrees to assume.

8.2. Option Antibody Candidates.

8.2.1. Manufacturing Responsibilities. Subject to the oversight of the JRC, Surface has the sole responsibility to Manufacture (or have Manufactured) Option Target Antibody Candidates, including CD47 Option Target Antibody Candidates, for use in the Option Target Research Programs in accordance with the Option Target Research Plans.

8.2.2. Manufacturing Costs. Surface will be responsible for [***] of all Manufacturing Costs incurred by or on behalf of Surface relating to Option Target Antibody Candidates, including CD47 Option Target Antibody Candidates, for use in the Option Target Research Programs. For clarity, responsibility for Manufacturing Clinical Study material will be allocated as set forth in under Sections 8.3 or 8.4, as applicable.

8.2.3. Novartis Manufacturing Election. Notwithstanding Sections 8.2.1 and 8.2.2, with respect to Option Target Antibody Candidates other than CD47 Option Target Antibody Candidates, Novartis shall have the right, on an Option Target-by-Option Target basis, exercisable at or about the time of selection by the JRC of the lead Option

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Target Antibody Candidate for the applicable Option Target, to Manufacture (or have Manufactured) Option Target Antibody Candidates for use in the applicable Option Target Research Program in accordance with the Option Target Research Plan (a “Novartis Option Target Manufacturing Election”).

8.2.3.1. If Novartis makes a Novartis Option Target Manufacturing Election with respect to an Option Target (a) Novartis shall have sole responsibility to Manufacture (or have Manufactured) (i) effective upon such election, Option Target Antibody Candidates for such Option Target for use in the applicable Option Target Research Program; and (ii) effective upon Novartis’ exercise of an Option with respect to such Option Target, Antibody Candidates and Licensed Products associated with such Licensed Target for use in the first Phase 1 Safety Study in accordance with the applicable Development Plan, and (b) Novartis will be responsible for [***] of all Manufacturing Costs incurred by or on behalf of Novartis (i) effective upon such election, Option Target Antibody Candidates for use in the applicable Option Target Research Program and (ii) effective upon Novartis’ exercise of an Option with respect to such Option Target, Antibody Candidates and Licensed Products to support the first Phase 1 Safety Study for the applicable Antibody Candidates and Regional Licensed Products, including reasonable costs (calculated in the same manner as Development Costs) incurred by or on behalf of Surface to effect a technology transfer (to the extent necessary) to Novartis for purposes of Manufacturing pursuant to the Novartis Option Target Manufacturing Election.

8.2.3.2. If Novartis makes a Novartis Option Target Manufacturing Election with respect to an Option Target and thereafter does not purchase an Option with respect to such Option Target in accordance with Section 4.1.1 or exercise a purchased Option with respect to such Option Target in accordance with Section 4.2.6, then Novartis shall, (a) within [***] of expiration of the Option Purchase Period or Option Exercise Period, as applicable, provide to Surface or Surface’s designated contract manufacturer(s), copies of all material data, reports, records and information in Novartis’s possession and Control to the extent that such data, reports, records and information are used in the Manufacture of the applicable Antibody Candidates; (b) as soon as reasonably practicable, transfer to a Third Party approved by Novartis (such approval not to be unreasonably withheld, conditioned or delayed), those cell lines and master cell banks to

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the extent used solely in the Manufacture of the applicable Antibody Candidates; (c) within such [***] period if Surface so requests, and to the extent permitted under Novartis’s obligations to Third Parties, use Commercially Reasonable Efforts to transfer to Surface any Third Party agreements relating solely to the Manufacture of the applicable Antibody Candidates to which Novartis is a party, subject to any required consents of such Third Party, which Novartis will use Commercially Reasonable Efforts to obtain promptly; and (d) use Commercially Reasonable Efforts to continue to supply Surface with Antibody Candidates then being Manufactured (at the time of expiration of the Option Purchase Period or Option Exercise Period, as applicable) until the earlier of (i) Surface having established a source of supply for the applicable Antibody Candidates or (ii) [***] after expiration of the Option Purchase Period or Option Exercise Period, as applicable.

8.2.3.3. In addition, to (a) through (d) set forth in Section 8.2.3.2 above, Novartis will grant to Surface a worldwide, royalty-bearing non-exclusive license (with the right to sublicense subject to Section 9.2.2.4, mutatis mutandis) under such Know-How and Patents both (a) Controlled by Novartis as of the date of expiration of the Option Purchase Period or Option Exercise Period, as applicable and (b) necessary to Manufacture the applicable Antibody Candidate and corresponding Licensed Product (it being understood and agreed that with respect to any such Patents or Know-How that are in-licensed by Novartis or any of its Related Parties, Surface will be responsible for any payments due to a Third Party with respect thereto and Surface’s rights will be subject to the terms of the applicable Third Party agreement), solely to the extent necessary to Manufacture such Antibody Candidate and corresponding Licensed Products in the Field (the “Option License”); provided that the Parties agree to negotiate in good faith commercially reasonable financial terms for such Option License, subject to Expedited Arbitration if the Parties are unable to agree on such financial terms within [***] following the date of expiration of the Option Purchase Period or Option Exercise Period, as applicable; provided further that after completion of such Expedited Arbitration, Surface will have the right to reject such Option License upon written notice to Novartis within [***] after the completion of the Expedited Arbitration, in which case, the Option License will not take effect and Surface will have no obligation to pay the amounts specified in such Expedited Arbitration.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3. Regional Antibody Candidates and Regional Licensed Products.

8.3.1. Manufacturing Responsibilities.

8.3.1.1. Phase 1 Safety Study. Subject to Section 8.2.3, and subject to the oversight of the JDC, Surface has the sole responsibility to Manufacture (or have Manufactured) Regional Antibody Candidates and Regional Licensed Products for use in the first Phase 1 Safety Study for the Regional Antibody Candidates and Regional Licensed Products in accordance with the RLP Development Plan.

8.3.1.2. Development. Other than the first Phase 1 Safety Study for the Regional Antibody Candidates and Regional Licensed Products (subject to Section 8.2.3), Novartis has the sole responsibility to Manufacture (or have Manufactured) Regional Antibody Candidates and Regional Licensed Products for use in Development of such Regional Antibody Candidates and Regional Licensed Products in the Novartis Territory and the Surface Territory. Novartis will use Commercially Reasonable Efforts to Manufacture sufficient Regional Licensed Products for use in all Clinical Studies provided for in the then-applicable RLP Development Plan and the Parties shall discuss in good faith engaging a Third Party contract manufacturer as a second source in order to ensure adequate supply. In the event of a shortage of Regional Licensed Products for Development, (a) the available Regional Licensed Products shall be allocated first to those Clinical Studies contemplated in the then-applicable RLP Development Plan and thereafter to Supplemental Studies in the order that such Supplemental Studies were initiated and (b) the Parties will in good faith discuss and agree upon a plan to increase supply volume as necessary, which plan may include utilization of a second source supplier.

8.3.1.3. Commercialization. Novartis shall have the right to determine whether it is willing to Manufacture Regional Antibody Candidates and Regional Licensed Products for use in Commercialization of such Regional Antibody Candidates and Regional Licensed Products in the Surface Territory and shall communicate such determination by written notice to Surface no later than Initiation of the first Phase 3 Study. If Novartis

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

notifies Surface that it is willing to Manufacture Regional Antibody Candidates and Regional Licensed Products for use in Commercialization in the Surface Territory in accordance with the foregoing, then, Surface may elect, by written notice to Novartis no later than [***] after its receipt of such notice from Novartis whether to utilize Novartis for such Commercial Manufacturing in the Surface Territory or to retain a Third Party contract manufacturer(s) for such purpose. If either Novartis is not willing to provide such Commercial supply (a “Novartis Election”) or Surface elects not to utilize Novartis for such Commercial supply (a “Surface Election”), then Novartis shall effect a technology transfer to a Third Party contract manufacturer(s) to enable such Third Party to provide Commercial supply of Regional Antibody Candidates and Regional Licensed Products for use in the Surface Territory, provided that such Third Party contract manufacturer(s) is approved by Novartis, such approval not to be unreasonably withheld, conditioned or delayed. The cost of such technology transfer shall be borne by (a) Novartis in the case of a Novartis Election; and (b) Surface in the case of either (i) a Surface Election or (ii) any request for a second technology transfer, whether in the case of a Novartis Election or Surface Election; provided, however that Surface may not require of Novartis more than [***] such transfers for any Regional Licensed Product. Further, in the case of a Novartis Election, Novartis shall remain responsible for Manufacturing Commercial supply for use in the Surface Territory until the earlier of (x) such time as the technology transfer is completed or (y) [***] If Novartis is willing to Manufacture Regional Antibody Candidates and Regional Licensed Products for use in Commercialization in the Surface Territory and Surface elects to utilize Novartis for such Commercial Manufacturing in the Surface Territory, the terms of supply of such Regional Antibody Candidates and Regional Licensed Products for use in Commercialization of such Regional Antibody Candidates and Regional Licensed Products in the Surface Territory will be set forth in the RLP Supply Agreement.

8.3.2. Manufacturing Costs.

8.3.2.1. Phase 1 Safety Study. Subject to Section 8.2.3, Surface will be responsible for [***] of all Manufacturing Costs relating to Regional Antibody Candidates and Global Licensed Products incurred by or on behalf of Surface to support the first Phase 1 Safety Study for Regional Antibody Candidates and Regional Licensed Products.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3.2.2. Development. Novartis will be responsible for [***] of all Manufacturing Costs relating to Regional Antibody Candidates and Regional Licensed Products incurred by or on behalf of Novartis for use in the Development of such Regional Antibody Candidates and Regional Licensed Products in the Novartis Territory. Other than the first Phase 1 Safety Study for the Regional Antibody Candidates and Regional Licensed Products (subject to Section 8.2.3), Surface shall reimburse Novartis for [***] of all Manufacturing Costs relating to Regional Antibody Candidates and Regional Licensed Products incurred by or on behalf of Novartis for use in the Development of such Regional Antibody Candidates and Regional Licensed Products in the Surface Territory. For clarity, costs incurred by the Parties in connection with the Manufacture of Regional Antibody Candidates and Regional Licensed Products for use in the Development of such Regional Antibody Candidates and Regional Licensed Products in the Novartis Territory or the Surface Territory in accordance with the applicable RLP Development Plan shall constitute Development Costs to be allocated between the Parties in accordance with Section 5.2.4.2.

8.3.2.3. Commercialization. Each Party shall be responsible for [***] of all Manufacturing Costs relating to Regional Licensed Products for use by such Party or its Related Parties in the Commercialization of Regional Licensed Products in such Party’s Territory. With respect to Regional Licensed Products (including any Component of a Regional Licensed Product that is a Combination) purchased by Surface from Novartis for use in the Surface Territory, Surface shall pay Novartis an amount equal to Commercial Manufacturing Cost for such Regional Licensed Products. For purposes hereof, “Commercial Manufacturing Cost” shall be calculated as follows:

(i) With respect to any Regional Licensed Product which is not a Combination, an amount equal to Manufacturing Cost plus a Mark-Up. The Mark-Up shall be set forth in the RLP Supply Agreement to be entered into between the Parties; in the event the Parties are unable to agree upon such Mark-Up, the dispute shall be submitted to Expedited Arbitration for resolution.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) With respect to any Regional Licensed Product which is a Combination, an amount specified on Exhibit A-2. Any Mark-Up set forth in such Exhibit shall be set forth in the RLP Supply Agreement to be entered into between the Parties; in the event the Parties are unable to agree upon such Mark-Up, the dispute shall be submitted to Expedited Arbitration for resolution.

8.3.3. Manufacturing and Supply Agreements.

8.3.3.1. The terms under which Novartis will Manufacture and supply Regional Antibody Candidates and Regional Licensed Products to Novartis pursuant to Section 8.3 will be set forth in a supply agreement to be entered into between the Parties (the “RLP Supply Agreement”) within [***] of either Party’s written request. The RLP Supply Agreement will contain customary terms and conditions, including quality, and otherwise be consistent with this Agreement and Novartis quality standards.

8.3.3.2. Subject to Section 8.2.3, Surface will, at such time as determined by the JSC, use Commercially Reasonable Efforts to assign to Novartis or its designee all then-existing Manufacturing contracts with Third Party contract manufacturers that are solely related to the Manufacture of any Regional Antibody Candidates or Regional Licensed Products and that Novartis agrees to assume.

8.4. Global Antibody Candidates and Global Licensed Products.

8.4.1. Manufacturing Responsibilities.

8.4.1.1. Subject to Section 8.2.3 and subject to the oversight of the JDC, Surface has the sole responsibility to Manufacture (or have Manufactured) Global Antibody Candidates and Global Licensed Products for use in the first Phase 1 Safety Study for the Global Antibody Candidates and Global Licensed Products in accordance with the Global Development Plan.

8.4.1.2. Other than the first Phase 1 Safety Study for the Global Antibody Candidates and Global Licensed Products (subject to Section 8.2.3), Novartis has the sole responsibility to Manufacture (or have Manufactured) Global Antibody Candidates and Global Licensed Products for use in Development and Commercialization of such Global Antibody Candidates and Global Licensed Products in the Novartis Territory.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.4.2. Manufacturing Costs.

8.4.2.1. Subject to Section 8.2.3, Surface will be responsible for [***] of all Manufacturing Costs relating to Global Antibody Candidates and Global Licensed Products incurred by or on behalf of Surface to support the first Phase 1 Safety Study for Global Antibody Candidates and Global Licensed Products.

8.4.2.2. Other than the first Phase 1 Safety Study for the Global Antibody Candidates and Global Licensed Products (subject to Section 8.2.3), Novartis will be responsible for [***] of all Manufacturing Costs relating to Global Antibody Candidates and Global Licensed Products for use in the Research, Development and Commercialization of such Global Antibody Candidates and Global Licensed Products by or on behalf of Novartis in the Novartis Territory.

8.4.3. Manufacturing Agreements. Surface will, at such time as determined by the JSC, use Commercially Reasonable Efforts to assign to Novartis or its designee all then-existing Manufacturing contracts with Third Party contract manufacturers that are solely related to the Manufacture of any Global Antibody Candidates or Global Licensed Products and that Novartis agrees to assume .

8.5. Third Parties. The Parties will be entitled to utilize the services of Third Parties to perform their respective Manufacturing activities under this Section 8, provided that (a) [***] (b) each Party will require that such Third Party operates in a manner consistent with the terms of this Agreement, and (c) each Party will remain at all times fully liable for its respective responsibilities contracted to such Third Party. Each Party will require that any such Third Party agreement entered into pursuant to this Section 8.5 (x) include confidentiality and non-use provisions that are no less stringent than those set forth in Section 11.1 (but of duration customary in confidentiality agreements entered into for a similar purpose), other than Existing Novartis In-Licenses and the agreements listed on Schedule 12.2.1, each of which contains reasonable and customary confidentiality and non-use provisions; and (y) except as identified on Exhibit K, obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) under and to, any Know-How and Patents that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Research, Develop, Manufacture or Commercialize Antibody Candidates or Licensed Products in the Field. For clarity, the foregoing requirement to obtain ownership of, or a fully sublicensable license (or an exclusive option to obtain such license) shall not apply to any background or foundational Know-How or Patents owned or in-licensed by a Third Party contract manufacturer or its

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Affiliates (including any improvements thereto) unless such background or foundational Know-How or Patents (or improvements thereto) are reasonably necessary to Research, Develop, Manufacture or Commercialize those Antibody Candidates or Licensed Products in the Field with respect to which such Third Party or its Affiliate conducted its activities under such Third Party agreement. The Party utilizing the services of a Third Party service provider will be solely responsible for direction of and communications with such Third Party. [***]

9. LICENSES

9.1. T1 Target.

9.1.1. Research and Development License. Subject to the terms and conditions of this Agreement, effective upon the Effective Date, Surface hereby grants Novartis a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.1.4) exclusive (even as to Surface) license under Surface Technology to Research and Develop T1 Antibody Candidates and T1 Licensed Products in the Field anywhere in the world. Notwithstanding the foregoing, Surface retains the right under the Surface Technology, without the right to grant licenses or sublicenses without Novartis’ prior written consent, to Research T1 Antibody Candidates and T1 Licensed Products in the Field anywhere in the world as and to the extent provided in any approved T1 Research Plan or as otherwise permitted under Section 3.1.1 or elsewhere under this Agreement.

9.1.2. Commercialization License. Subject to the terms and conditions of this Agreement, effective upon the Effective Date, Surface hereby grants Novartis a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.1.4), royalty-bearing, exclusive (even as to Surface) license under Surface Technology to Commercialize T1 Licensed Products in the Field anywhere in the world.

9.1.3. Manufacturing Licenses. Subject to the terms and conditions of this Agreement, effective upon the Effective Date, Surface hereby grants Novartis a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.1.4), exclusive (even as to Surface) license under Surface Technology to Manufacture T1 Antibody Candidates and T1 Licensed Products anywhere in the world for Research, Development and Commercialization in the Novartis Territory. Notwithstanding the foregoing, Surface retains the right under the Surface Technology, without the right to grant licenses or sublicenses without Novartis’ prior written consent, to Manufacture T1 Antibody Candidates and T1 Licensed Products in the Field anywhere in the world for Research as and to the extent provided in any approved T1 Research Plan or permitted under Section 8.1.1 of this Agreement or as permitted elsewhere under this Agreement.

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9.1.4. Sublicensing Terms.

9.1.4.1. Novartis will have the right to sublicense any of its rights under Sections 9.1.1, 9.1.2 and 9.1.3 to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Surface, subject to the requirements of this Section 9.1.4.

9.1.4.2. Each sublicense granted by Novartis pursuant to this Section 9.1.4 will be subject and subordinate to this Agreement and will contain provisions consistent with the terms and conditions of this Agreement. Novartis will as soon as reasonably practicable thereafter, provide Surface with a copy of any executed sublicense agreement covering a material sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 9.1.4), and each such sublicense agreement will contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 11.1 with respect to Surface’s Confidential Information, (ii) if such sublicense agreement contains a sublicense of Section 9.1.2, such sublicense agreement will also contain the following provisions: (x) a requirement that the Sublicensee submit applicable sales or other reports to Novartis to the extent necessary or relevant to the reports required to be made or records required to be maintained under this Agreement; and (y) the audit requirement set forth in Section 10.12.3; and (iii) a requirement that the Sublicensee comply with the applicable provisions under any Surface In-License.

9.1.4.3. Notwithstanding any sublicense, Novartis will remain primarily liable to Surface for the performance of all of Novartis’s obligations under, and Novartis’s compliance with all provisions of, this Agreement.

9.2. Regional Targets.

9.2.1. License Grants to Novartis.

9.2.1.1. Research and Development License. Subject to the terms and conditions of this Agreement, on a Regional Target-by-Regional Target basis, effective upon the Option Exercise Date for each Regional Target, Surface hereby grants Novartis a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.2.1.4) exclusive (even as to Surface) license under Surface Technology to Research and Develop such Regional Antibody Candidates and Regional Licensed Products in the Field anywhere in the world; provided, that, such license grant for Research and Development will be limited in each case solely as and to the extent provided in any approved RLP

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Development Plan or as otherwise permitted under Section 4.2.6.5 or elsewhere under this Agreement, and in each case, solely for Regulatory Approval and Commercialization in the Novartis Territory. Notwithstanding the foregoing, Surface retains the right under the Surface Technology, with the right to grant licenses through multiple tiers in accordance with Section 9.2.2.4, which shall apply mutatis mutandis, to (a) conduct the Phase 1 Safety Study for each Regional Antibody Candidate or Regional Licensed Product, and (b) to Research and Develop each Regional Antibody Candidate or Regional Licensed Product in the Field anywhere in the world, in each case solely as and to the extent provided in any approved RLP Development Plan or as otherwise permitted under Section 4.2.6.5 or elsewhere under this Agreement, and in each case, solely for Regulatory Approval and Commercialization in the Surface Territory.

9.2.1.2. Commercialization License in the Novartis Territory. Subject to the terms and conditions of this Agreement, on a Regional Target-by-Regional Target basis, effective upon the Option Exercise Date for each Regional Target, Surface hereby grants Novartis a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.2.1.4), royalty-bearing, exclusive (even as to Surface) license under Surface Technology to Commercialize such Regional Licensed Products in the Field in the Novartis Territory.

9.2.1.3. Manufacturing Licenses. Subject to the terms and conditions of this Agreement and the applicable RLP Supply Agreement (if any), on a Regional Target-by-Regional Target basis, effective upon the Option Exercise Date for each Regional Target, Surface hereby grants Novartis a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.2.1.4), exclusive (even as to Surface) license under Surface Technology to Manufacture such Regional Antibody Candidates and Regional Licensed Products anywhere in the world solely for (a) Research, Development and Commercialization in the Field in the Novartis Territory and, to the extent permitted under this Agreement or any RLP Supply Agreement, for Research and Development in the Field in the Surface Territory; and (b) to the extent provided for under Section 8.2.3 or 8.3 or elsewhere under this Agreement or any RLP Supply Agreement, to supply (or have supplied) to Surface or use in the Field. Notwithstanding the foregoing, Surface

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retains the right under the Surface Technology, with the right to grant licenses through multiple tiers in accordance with Section 9.2.2.4, which shall apply mutatis mutandis, to Manufacture Regional Antibody Candidates and Regional Licensed Products anywhere in the world (a) for Research and Development in the Field as and to the extent provided in any approved RLP Development Plan, or permitted under Section 8.3 or elsewhere under this Agreement or under any RLP Supply Agreement and (b) to the extent provided for under Section 8.2.3 or any RLP Supply Agreement for Commercialization in the Field in the Surface Territory.

9.2.1.4. Sublicensing Terms.

(a) Novartis will have the right to sublicense any of its rights under Sections 9.2.1.1, 9.2.1.2 and 9.2.1.3 to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Surface, subject to the requirements of this Section 9.2.1.4.

(b) Each sublicense granted by Novartis pursuant to this Section 9.2.1.4 will be subject and subordinate to this Agreement and will contain provisions consistent with the terms and conditions of this Agreement. Novartis will as soon as reasonably practicable thereafter, provide Surface with a copy of any executed sublicense agreement covering a material sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 9.2.1.4), and each such sublicense agreement will contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 11.1 with respect to Surface’s Confidential Information, (ii) if such sublicense agreement contains a sublicense of Section 9.2.1.2, such sublicense agreement will also contain the following provisions: (x) a requirement that the Sublicensee submit applicable sales or other reports to Novartis to the extent necessary or relevant to the reports required to be made or records required to be maintained under this Agreement; and (y) the audit requirement set forth in Section 10.12.3; and (iii) a requirement that the Sublicensee comply with the applicable provisions under any Surface In-License.

(c) Notwithstanding any sublicense, Novartis will remain primarily liable to Surface for the performance of all of Novartis’s obligations under, and Novartis’s compliance with all provisions of, this Agreement.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.2.2. License Grants to Surface.

9.2.2.1. Research and Development License. Subject to the terms and conditions of this Agreement, on a Regional Target-by-Regional Target basis, effective upon the Option Exercise Date for each Regional Target, Novartis hereby grants Surface a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.2.2.4) exclusive (even as to Novartis) license under Novartis Technology to Research and Develop such Regional Antibody Candidates and Regional Licensed Products in the Field anywhere in the world; provided, that such license grant for Research and Development will be limited in each case solely as and to the extent provided in any approved RLP Development Plan or as otherwise permitted under this Agreement, and in each case, solely for Regulatory Approval and Commercialization in the Surface Territory. Notwithstanding the foregoing, Novartis retains the right under the Novartis Technology, with the right to grant licenses through multiple tiers in accordance with Section 9.2.2.4, which shall apply mutatis mutandis, to Research and Develop each Regional Antibody Candidate or Regional Licensed Product in the Field anywhere in the world, in each case solely as and to the extent provided in any approved RLP Development Plan or as otherwise permitted under Section 4.2.6.5 or elsewhere under this Agreement, and in each case, solely for Regulatory Approval and Commercialization by Novartis in the Novartis Territory.

9.2.2.2. Commercialization License in the Surface Territory. Subject to the terms and conditions of this Agreement, on a Regional Target-by-Regional Target basis, effective upon the Option Exercise Date for each Regional Target, Novartis hereby grants Surface a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.2.2.4), royalty-bearing, exclusive (even as to Novartis) license under Novartis Technology to Commercialize such Regional Licensed Products in the Field in the Surface Territory.

9.2.2.3. Manufacturing Licenses. Subject to the terms and conditions of this Agreement and the applicable RLP Supply Agreement (if any), on a Regional Target-by-Regional Target basis, effective upon the Option Exercise Date for each Regional Target, Novartis hereby grants Surface a non-transferable (except as provided in Section 16.1), sublicensable

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(subject to Section 9.2.2.4), exclusive (even as to Novartis) license under Novartis Technology to Manufacture such Regional Antibody Candidates and Regional Licensed Products anywhere in the world solely for (a) Research and Development as and to the extent provided in any approved RLP Development Plan, or permitted elsewhere under this Agreement or any RLP Supply Agreement and (b) to the extent provided for under Section 8.2.3 or 8.3 or elsewhere under this Agreement or any RLP Supply Agreement, for Commercialization in the Surface Territory. Notwithstanding the foregoing, Novartis retains the right under the Novartis Technology, with the right to grant licenses through multiple tiers in accordance with Section 9.2.2.4, which shall apply mutatis mutandis, to Manufacture Regional Antibody Candidates and Regional Licensed Products anywhere in the world (a) for Research, Development and Commercialization in the Novartis Territory and, to the extent permitted pursuant to Section 5.2.2 or elsewhere under this Agreement or any RLP Supply Agreement for Research and Development in the Surface Territory, and (b) to the extent permitted pursuant to Section 8.2.3 or Section 8.3.3 or elsewhere under this Agreement or any RLP Supply Agreement, to supply (or have supplied to) Surface.

9.2.2.4. Sublicensing Terms.

(a) Surface will have the right to sublicense any of its rights under Sections 9.2.1.1, 9.2.1.2,9.2.1.3, 9.2.2.1, 9.2.2.2, and 9.2.1.3 to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Novartis, subject to the requirements of this Section 9.2.2.4.

(b) Each sublicense granted by Surface pursuant to this Section 9.2.2.4 will be subject and subordinate to this Agreement and will contain provisions consistent with the terms and conditions of this Agreement. Surface will as soon as reasonably practicable thereafter, provide Novartis with a copy of any executed sublicense agreement covering a material sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 9.2.2.4), and each such sublicense agreement will contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 11.1 with respect to Novartis’s Confidential Information, (ii) if such sublicense agreement contains a sublicense of Section 9.2.2.2, such sublicense agreement will also contain the following provisions: (x) a requirement that the Sublicensee submit applicable sales or other reports to Surface to the extent necessary or relevant to the reports required to be made or records required to be maintained under this Agreement; and (y) the audit requirement set forth in Section 10.12.3; and (iii) a requirement that the Sublicensee comply with the applicable provisions under any Novartis In-License.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) Notwithstanding any sublicense, Surface will remain primarily liable to Novartis for the performance of all of Surface’s obligations under, and Surface’s compliance with all provisions of, this Agreement.

(d) Notwithstanding the other provisions of this Section 9.2.2.4, if Surface proposes to enter into an agreement with a Third Party with respect to the Research, Development, Manufacture or Commercialization of any Regional Antibody Candidate or Regional Licensed Product, which agreement includes the grant of a sublicense under Section 9.2.2.2 or other rights to Commercialize any Regional Licensed Product in the Surface Territory (any such agreement, a “Proposed Surface Sublicense”), Surface will so notify Novartis in writing. Novartis will have [***] exercisable by written notice to Surface at any time within [***] following receipt of Surface’s notice, to obtain (via termination and reversion to Novartis of the applicable licenses granted by Novartis to Surface hereunder, grant of a sublicense back to Novartis or to otherwise) the licenses or other rights proposed to be granted to the Third Party pursuant to such Proposed Surface Sublicense on terms to be negotiated in good faith by the Parties for up to [***] following exercise of such right of first negotiation. If Novartis does not exercise [***] within such initial [***] period, or if the Parties cannot agree on mutually acceptable terms during such subsequent [***] period, then, subject to the other terms of this Section 9.2.2.4, for a period of [***] following expiration of such subsequent [***] period, Surface may enter into the Proposed Surface Sublicense with a Third Party, provided, however, that Surface may not enter into any such Proposed Surface Sublicense during such [***] In all events, this Section 9.2.2.4(d) will not apply to (a) any permitted assignment of this Agreement under Section 16.1, or (b) any bona fide agreement with a Third Party contract sales organization, contract research organization or contract manufacturer, under which such Third Party performs contract services on behalf of Surface or any of its Affiliates for the Research, Development, or Manufacture of any Regional Antibody Candidate or Regional Licensed Product as permitted under this Agreement on a fee-for-services basis, it being understood that under an agreement for such fee-for-services, fees paid to the Third Party for such services may include milestones or royalties.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.3. Global Targets.

9.3.1. Research and Development License. Subject to the terms and conditions of this Agreement, on a Global Target-by-Global Target basis, effective upon the Option Exercise Date for each Global Target, Surface hereby grants Novartis a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.3.4) exclusive (even as to Surface), license under Surface Technology to Develop such Global Antibody Candidates and Global Licensed Products in the Field anywhere in the world. Notwithstanding the foregoing, Surface retains the right under the Surface Technology, with the right to grant licenses through multiple tiers in accordance with Section 9.2.2.4, which shall apply mutatis mutandis solely to (a) Research Global Antibody Candidates and Global Licensed Products in the Field anywhere in the world as permitted under Section 4.2.6.5 or elsewhere under this Agreement, and (b) conduct the Phase 1 Safety Study for each Global Antibody Candidate and Global Licensed Product in accordance with the Global Development Plan.

9.3.2. Commercialization License. Subject to the terms and conditions of this Agreement, on a Global Target-by-Global Target basis, effective upon the Option Exercise Date for each Global Target, Surface hereby grants Novartis a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.3.4), royalty-bearing, exclusive (even as to Surface), license under Surface Technology to Commercialize such Global Licensed Products in the Field anywhere in the world.

9.3.3. Manufacturing Licenses. Subject to the terms and conditions of this Agreement, on a Global Target-by-Global Target basis, effective upon the Option Exercise Date for each Global Target, Surface hereby grants Novartis a non-transferable (except as provided in Section 16.1), sublicensable (subject to Section 9.3.4), exclusive (even as to Surface) license under Surface Technology to Manufacture such Global Antibody Candidates or Global Licensed Products anywhere in the world for Research, Development and Commercialization in the Novartis Territory. Notwithstanding the foregoing, Surface retains the right under the Surface Technology, with the right to grant licenses through multiple tiers in accordance with Section 9.2.2.4, which shall apply mutatis mutandis solely to Manufacture Global Antibody Candidates and Global Licensed Products in the Field anywhere in the world for Research as and to the extent permitted under the approved Global Development Plan or permitted under Section 8.4.1 of this Agreement or as permitted elsewhere under this Agreement.

9.3.4. Sublicensing Terms.

9.3.4.1. Novartis will have the right to sublicense any of its rights under Sections 9.3.1, 9.3.2 and 9.3.3 to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Surface, subject to the requirements of this Section 9.3.4.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.3.4.2. Each sublicense granted by Novartis pursuant to this Section 9.3.4 will be subject and subordinate to this Agreement and will contain provisions consistent with the terms and conditions of this Agreement. Novartis will as soon as reasonably practicable thereafter, provide Surface with a copy of any executed sublicense agreement covering a material sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 9.3.4), and each such sublicense agreement will contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 11.1 with respect to Surface’s Confidential Information, (ii) if such sublicense agreement contains a sublicense of Section 9.3.2, such sublicense agreement will also contain the following provisions: (x) a requirement that the Sublicensee submit applicable sales or other reports to Novartis to the extent necessary or relevant to the reports required to be made or records required to be maintained under this Agreement; and (y) the audit requirement set forth in Section 10.12.3; and (iii) a requirement that the Sublicensee comply with the applicable provisions under any Surface In-License.

9.3.4.3. Notwithstanding any sublicense, Novartis will remain primarily liable to Surface for the performance of all of Novartis’s obligations under, and Novartis’s compliance with all provisions of, this Agreement.

9.4. Joint Collaboration IP. Subject to the rights and licenses granted to, and the obligations (including royalty obligations) of, each Party under this Agreement, including any exclusivity obligations, either Party is entitled to practice Joint Collaboration IP for all purposes on a worldwide basis without consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, the Joint Collaboration IP, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Collaboration IP, and will execute documents as necessary to accomplish the foregoing.

9.5. In-Licenses.

9.5.1. In-Licenses. The Parties agree that all [***] payments to any Third Party in respect of any Collaboration In-License, Surface Existing In-Licenses or Novartis Existing In-License will be deemed a “Third Party Payment” and subject to this Section 9.5. Responsibility for Collaboration In-Licenses, Surface Existing In-Licenses, Novartis Existing In-License and Third Party Payments will be as follows:

9.5.1.1. Subject to Section 10.10.6 Surface will be responsible for all Third Party Payments under the Surface Existing In-Licenses.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.5.1.2. Novartis will be responsible for all Third Party Payments under the Novartis Existing In-Licenses.

9.5.1.3. The Parties acknowledge that during the Term, the JSC may determine that Research, Development, Manufacture or Commercialization of any Antibody Candidates or Licensed Products may require or benefit from a license acquired or entered into after the Effective Date with respect to additional Patents or Know-How of Third Parties (a “Potential In-License”). If a Party acquires or otherwise enters into any Potential In-License after the Effective Date with respect to the Research, Development, Manufacture, or Commercialization of any Antibody Candidates or Licensed Products, such Party will endeavor to bring such Potential In-License to the attention of the JSC. If a Potential In-License is brought to the attention of the JSC pursuant to this Section 9.5.1.3, the Parties will, through the JSC, discuss in good faith whether such Potential In-License should be made available for use by the Parties pursuant to this Agreement with respect to such Party’s rights under this Agreement to conduct Research, Development, Manufacture, or Commercialization of any Antibody Candidates or Licensed Products. The Party to the Potential In-License will propose, through the JSC, an equitable allocation of any non-product specific upfront payments, milestone payments or similar payments payable under the Potential In-License [***] Any upfront payments, milestone payments or similar payments that are specific to the Antibody Candidates or Licensed Products will be allocated [***] to the corresponding Antibody Candidates or Licensed Products. The JSC will discuss the rationale of including the Potential In-License and the proposed economics associated with doing so (including related royalty obligations). For any Potential In-License that the JSC approves for use by the Parties pursuant to this Agreement, (i) such Potential In-License will be deemed to be a “Collaboration In-License” hereunder, (ii) the Patents and Know-How in-licensed under such Collaboration In-License will be deemed “Controlled” under this Agreement as Surface Patents or Surface Know-How (as applicable) or Novartis Patents or Novartis Know-How (as applicable) for purposes of Research, Development, Manufacture, or Commercialization of any Antibody Candidates or Licensed Products, (iii) any allocated payments for Regional Antibody Candidates or

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Regional Licensed products that are non-territory specific or for the Surface Territory will be allocated as Development Costs under Section 5.2.3.2, and (iv) any allocated payments for a Party’s Territory will be borne by the applicable Party. If the JSC does not approve such Potential In-License, then the applicable Party may proceed to enter into the Potential In-License, provided that (A) such Potential In-License will not be deemed to be a Collaboration In-License hereunder, (B) the Patents and Know-How in-licensed under such Potential In-License will not be deemed Surface Patents or Surface Know-How (as applicable) or Novartis Patents or Novartis Know-How (as applicable) and will not be deemed “Controlled” for purposes of this Agreement, (C) each Party will have the right to enter into such Potential In-License solely with respect to in its own Territory and, subject to Section 10.10.3, bear [***] of any Third Party Payment thereunder, and the other Party will not be entitled to use any Patents or Know-How in-licensed under such Potential In-License in connection with the performance of this Agreement in its Territory; [***]

9.5.2. Compliance with In-Licenses. All licenses and other rights granted to Novartis under this Section 9 are subject to the rights and obligations of Surface under the Surface In-Licenses. All licenses and other rights granted to Surface under this Section 9 are subject to the rights and obligations of Novartis under the Novartis In-Licenses. Each Party will comply with all applicable provisions of the In-Licenses, and will perform and take such actions as may be required to allow the Party that is party to such In-License to comply with its obligations thereunder, including obligations relating to sublicensing, patent matters, confidentiality, reporting, audit rights, indemnification and diligence. Without limiting the foregoing, each Party will prepare and deliver to the other Party any additional reports required under the applicable In-Licenses and reasonably requested by such other Party, in each case sufficiently in advance to enable the Party that is party to such In-License to comply with its obligations under the applicable In-Licenses. Each Party agrees, upon the other Party’s reasonable request, to provide the other Party with copies of any In-Licenses to which it is a party. Confidential Information of the providing Party or its counterparty may be redacted from such copies, except to the extent that such information is required in order to enable the other Party to comply with its obligations to the providing Party under this Agreement with respect to such In-License or in order to enable the providing Party to ascertain compliance with the terms and conditions of this Agreement.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.6. Combinations. Notwithstanding any other provision of this Agreement, for purposes of the license grants under Sections 9.1 through Section 9.3 with respect to any Licensed Product that is a Combination, such license will only include a license with respect to any Party Component of such Combination if such Licensed Product (a) is a Combination Product or (b) a Combination Therapy [***] For clarity, except in the case of the foregoing clause (b), in no event is a license granted hereunder to either Party or its Related Parties with respect to a the other Party’s Component of a Combination Therapy.

9.7. Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by a Party to the other are and will otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that the Parties and their respective Sublicensees, as Sublicensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the Bankruptcy Code and any foreign counterpart thereto. The Parties further agree that upon commencement of a bankruptcy proceeding by or against a Party (the “Bankrupt Party”) under the Bankruptcy Code, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agree not to interfere with the exercise by the Non-Bankrupt Party or its Related Parties of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Related Parties in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as are reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with this Agreement. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other Laws.

9.8. No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party or any of its Affiliates, as a result of this Agreement, obtain any ownership interest, license or other right in or to any Know-How, Patents or other intellectual property rights of the other Party, including tangible or intangible items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

at any time, pursuant to this Agreement. Neither Party nor any of its Affiliates will use or practice any Know-How or Patents licensed or provided to such Party or any of its Affiliates outside the scope of or otherwise not in compliance with the rights and licenses granted to such Party and its Affiliates under this Agreement.

10. PAYMENTS

10.1. Initial License Fee. Novartis will pay to Surface within [***] after receipt of an invoice from Surface, which invoice shall be substantially in the form of Exhibit L and issued promptly following the Effective Date, a one-time payment of Seventy Million Dollars ($70,000,000). Such payment will be non-refundable, non-creditable and not subject to set-off.

10.2. Equity Investment. Novartis and Surface will enter into the Equity Agreements as of the Effective Date.

10.3. Option Purchase Fee. On a Regional Option Target-by-Regional Option Target basis, no later than [***] after receipt of an invoice from Surface, which invoice shall be substantially in the form of Exhibit L and issued by Surface promptly following the date of the Option Purchase Notice for each Option Target, Novartis will pay to Surface an option exercise right purchase fee of (a) Five Million Dollars ($5,000,000) for each of the following Option Targets: CD47, [***] and (b) [***] (for [***] (each, an “Option Purchase Fee”). Such payments will be non-refundable and non-creditable and not subject to set-off.

10.4. Regional Option Exercise Fee. On a Regional Option-by-Regional Option basis, no later than [***] after receipt of an invoice from Surface, which invoice shall be substantially in the form of Exhibit L and issued by Surface promptly following the date of the Option Exercise Notice for each Regional Option, as applicable, Novartis will pay to Surface an exercise fee of (a) [***] where the Regional Option Target is [***] CD47, [***] and (b) [***] where the Regional Option Target is [***] Such payments will be non-refundable and non-creditable and not subject to set-off.

10.5. Global Option Exercise Fee. On a Global Option Target-by-Global Option Target basis, no later than [***] after receipt of an invoice from Surface, which invoice shall be substantially in the form of Exhibit L and issued by Surface promptly following date of the Option Exercise Notice for each Global Option, as applicable, Novartis will pay to Surface to an exercise fee of (a) [***] where the Global Option Target is [***] CD47, [***] and (b) [***] where the Global Option Target is [***] Such payments will be non-refundable and non-creditable and not subject to set-off.

10.6. Development Costs for Regional Targets.

Confidential

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10.6.1. For each Regional Target, commencing upon the first Calendar Quarter immediately following the approval of the first RLP Development Plan and continuing thereafter so long as a Party incurs Development Costs under this Agreement for which reconciliation will be provided, Surface and Novartis will, within [***] of such Calendar Quarter submit to a finance officer designated by Surface and a finance officer designated by Novartis (the “Finance Officers”) a report setting forth the Development Costs it incurred in such Calendar Quarter with respect to Regional Antibody Candidates and Regional Licensed Products for each Regional Target as approved by the JDC. Each such report will specify in reasonable detail all such costs, and, if requested by Surface or Novartis, any such invoices or other supporting documentation for any payments to a Third Party or with respect to which documentation is otherwise reasonably requested will be promptly provided. Within [***] after receipt of such reports, the Finance Officers will confer and agree in writing on whether a reconciliation payment is due from Surface to Novartis or Novartis to Surface, and if so, the amount of such reconciliation payment, so that Surface and Novartis share Development Costs in accordance with Section 5.2.4. Surface or Novartis, as applicable, if required to pay such reconciliation payment, will submit such payment to Novartis or Surface, respectively, as applicable, within [***] of receipt of the other Party’s invoice for such amount; [***] In addition, each Party will consider in good faith other reasonable procedures proposed by the other Party for sharing financial information in order to permit each Party to close its books periodically in a timely manner.

10.6.2. Any expenses incurred by a Party for Development activities related to a Regional Antibody Candidate or Regional Licensed Product that do not fall within the definitions of Development Costs (as the case may be) will be borne solely by such Party unless the JDC determines otherwise. In addition, any expenditure or cost that exceeds the amount set forth in the RLP Development Plan (as applicable) by more than [***] for a Calendar Year or any unbudgeted cost that is incurred by either Party will be borne by such Party; provided that the JDC will have the discretion to review such expenditures or costs and propose that they be designated as Development Costs in accordance with Section 5.2.3.2 (as the case may be).

10.7. Development and Regulatory Milestone Payments. Subject to Section 10.7.4, on a Licensed Target-by-Licensed Target basis, Novartis will make one-time milestone payments to Surface (each, a “Developmental Milestone Payment”) upon the first achievement of the development and regulatory milestone events set forth in this Section 10.7 (each, a “Developmental Milestone Event”) with respect to a Licensed Target as set forth in the applicable table below for T1 Licensed Products, Global Licensed Products or Regional Licensed Products, as applicable. For clarity, and without limitation, references to Licensed Product include a Combination. Notwithstanding any other provision of this Agreement, each series of Development Milestone Payments will be payable only once with respect to the specified Licensed Target, notwithstanding the number of Licensed Products (or the number of times a Licensed Product) may achieve the applicable Development Milestone Event.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.7.1. T1 Licensed Products. Novartis will make the following Developmental Milestone Payments to Surface upon the first achievement of the corresponding Developmental Milestone Event for the T1 Target:

Developmental Milestone Event	Developmental Milestone Payment

Initiation of the first GLP Toxicology Study for a T1 Licensed Product	$30,000,000 (Thirty Million Dollars)

[***]	[***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.7.2. Global Licensed Products. Novartis will, on a Global Target-by-Global Target basis, make the following Developmental Milestone Payments to Surface upon the first achievement of the corresponding Developmental Milestone Event for a Global Target:

Developmental Milestone Event	Developmental Milestone Payment

[***]	[***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.7.3. Regional Licensed Products. Novartis will, on a Regional Target-by-Regional Target basis, make the following Developmental Milestone Payments to Surface upon the first achievement of the corresponding Developmental Milestone Event for a Regional Target:

Developmental Milestone Event	Developmental Milestone Payment

[***]	[***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.7.3.1. Additional Development Milestone Terms. Notwithstanding the foregoing, for the purpose of construing the Development Milestone Payments specified in the above tables:

10.7.3.1. For clarity, each Development Milestone Payment shall be payable only on the first occurrence of the applicable Development Milestone Event for the Licensed Target, and none of the Development Milestone Payments shall be payable more than once with respect to a Licensed Target; [***]

10.7.3.2. If Development of a Licensed Product is terminated after it achieves a Development Milestone Event, then the corresponding Development Milestone Payment will not be due on any subsequent achievement of the same Development Milestone Event by a subsequent Licensed Product for such Licensed Target.

10.7.3.3. [***]

10.7.3.4. Milestone Payments for Regulatory Approval in the EU [***]

10.7.4. Payment Terms for Development Milestone Payments. Novartis shall provide Surface with written notice of its achievement of each Development Milestone Event within [***] after such Development Milestone Event is achieved by Novartis. After receipt of such notice, Surface shall submit an invoice to Novartis substantially in the form of Exhibit L for the corresponding Development Milestone Payment. Novartis shall make the corresponding Development Milestone Payment within [***] after receipt of such invoice.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.8. Sales Milestone Payments. Subject to Section 10.8.4, on a Licensed Target-by-Licensed Target basis, Novartis will make one-time payments of each of the sales milestone payments indicated below (each, a “Sales Milestone Payment” and together with the Developmental Milestone Payments, the “Milestone Payments”) to Surface when aggregate Annual Net Sales of all Licensed Products for such Licensed Target in the Territory in a given Calendar Year first reach the dollar values indicated on each table below for the applicable T1 Licensed Products, Global Licensed Products or Regional Licensed Products (each, a “Sales Milestone Event”). Notwithstanding any other provision of this Agreement, each series of Sales Milestone Payments will be payable only once with respect to the specified Licensed Target, notwithstanding the number of Licensed Products (or the number of times a Licensed Product) may achieve the applicable Sales Milestone Event.

10.8.1. T1 Licensed Products. Novartis will make the following Sales Milestone Payments to Surface upon achievement of the corresponding Sales Milestone Event for the T1 Licensed Products:

Annual Net Sales in a Given Calendar Year for all T1 Licensed Products	Sales Milestone Payment
[***]	[***]

10.8.2. Global Licensed Products. On a Global Target-by-Global Target basis, Novartis will make the following Sales Milestone Payments to Surface upon achievement of the corresponding Sales Milestone Event for all Global Licensed Products for such Global Target:

Annual Net Sales in a Given Calendar Year for all Global Licensed Products	Sales Milestone Payment
[***]	[***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.8.3. Regional Licensed Products. On a Regional Target-by-Regional Target basis, Novartis will make the following Sales Milestone Payments to Surface upon achievement of the corresponding Sales Milestone Event for all Regional Licensed Products for such Regional Target:

Annual Net Sales in the Novartis Territory in a Given Calendar Year for all Regional Licensed Products	Sales Milestone Payment
[***]	[***]

10.8.4. Additional Sales Milestone Payment Terms.

10.8.4.1. Each Sales Milestone shall be payable only once per Licensed Target, the first time worldwide Annual Net Sales for all Licensed Products in a Calendar Year for such Licensed Target exceeds the relevant threshold set forth above.

10.8.4.2. The Sales Milestone Payments in this Section 10.8 are [***]

10.8.5. Each Sales Milestone Payment shall be deemed earned upon achievement of the corresponding Sales Milestone, and shall be notified by Novartis to Surface within [***] after [***] After receipt of such notice, Surface shall submit an invoice to Novartis substantially in the form of Exhibit L for the corresponding Sales Milestone Payment. Novartis shall make the corresponding Sales Milestone Payment within [***] after receipt of such invoice.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.9. Royalties. During the applicable Royalty Term and subject to Section 10.10, Novartis will make royalty payments to Surface, on a Licensed Product-by-Licensed Product basis, based on Annual Net Sales of the applicable Licensed Product within the Field in the Novartis Territory by Novartis and its Related Parties at the applicable rates set forth below.

10.9.1. T1 Licensed Products. Novartis will pay to Surface royalties on a T1 Licensed Product-by-T1 Licensed Product basis on Annual Net Sales for each T1 Licensed Product at the royalty rates (“T1 Royalty Rates”) set forth below (the “T1 Net Sales Royalty”).

Annual Net Sales	Royalty Rate Paid on the Portion of Annual Net Sales in the United States	Royalty Rate Paid on the Portion of Annual Net Sales outside the United States
[***]	[***]	[***]

The applicable T1 Net Sales Royalty will be calculated by reference to the worldwide Annual Net Sales of each T1 Licensed Product. See Exhibit M for an example of such calculation.

10.9.2. Global Licensed Products. Novartis will pay to Surface royalties on a Global Licensed Product-by-Global Licensed Product basis on Annual Net Sales for each Global Licensed Product at the royalty rates (“Global Royalty Rates”) set forth below (the “Global Net Sales Royalty”).

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Annual Net Sales	Royalty Rate Paid on the Portion of Annual Net Sales in the United States	Royalty Rate Paid on the Portion of Annual Net Sales outside the United States
[***]	[***]	[***]

The applicable Global Net Sales Royalty will be calculated by reference to the worldwide Annual Net Sales of each Global Licensed Product. See Exhibit M for an example of such calculation.

10.9.3. Regional Licensed Products.

10.9.3.1. Novartis will pay to Surface royalties on a Regional Licensed Product-by-Regional Licensed Product basis on Annual Net Sales for each Regional Licensed Product in the Novartis Territory at the royalty rates (the “Novartis Regional Royalty Rates”) set forth below (the “Novartis Regional Net Sales Royalty”).

Annual Net Sales	Royalty Rate
[***]	[***]

The applicable Novartis Regional Net Sales Royalty will be calculated by reference to the Annual Net Sales of each Regional Licensed Product in the Novartis Territory. See Exhibit M for an example of such calculation.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.9.3.2. Surface will pay to Novartis royalties on a Regional Licensed Product-by-Regional Licensed Product basis on Annual Net Sales for each Regional Licensed Product in the Surface Territory at the royalty rates (the “Surface Regional Royalty Rates,” and together with the Novartis Regional Royalty Rates, the “Regional Royalty Rates”) set forth below (the “Surface Regional Net Sales Royalty,” and together with the Novartis Regional Net Sales Royalty, the “Regional Net Sales Royalty”).

Annual Net Sales	Royalty Rate
[***]	[***]

The applicable Surface Regional Net Sales Royalty will be calculated by reference to the Annual Net Sales of each Regional Licensed Product in the Surface Territory. See Exhibit M for an example of such calculation.

10.9.4. Combinations. Notwithstanding the foregoing, royalties on any Combinations will be calculated in accordance with Exhibit A-1.

10.10. Additional Royalty Terms.

10.10.1. Royalty Term. Subject to this Section 10.10, on a Licensed Product-by-Licensed Product and country-by-country basis, the royalties due under Section 10.9 will be payable on Annual Net Sales from the First Commercial Sale of a particular Licensed Product in a country until the later of (a) expiration of the last Valid Claim of Royalty Patents Covering such Licensed Product in such country, or (b) fifteen (15) years after First Commercial Sale of such Licensed Product in such country (the “Royalty Term”).

10.10.2. Royalty Reduction upon Patent Expiration. If royalties are payable in a particular country under Section 10.9 on Annual Net Sales of a particular Licensed Product during the Royalty Term but after the expiration of the last Valid Claim of Royalty Patents Covering such Licensed Product in such country, then the royalties payable on Annual Net Sales of such Licensed Product in such country will be calculated as set forth in Section 10.9, provided that the royalties payable on Annual Net Sales of

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

such Licensed Product in such country will be reduced by [***] as of the date that such Licensed Product is no longer Covered by a Valid Claim of Royalty Patents in such country. The royalty rate tier applicable to the Annual Net Sales of such Licensed Product in such country will be applied pro rata on a Calendar Quarter-by-Calendar Quarter basis, with reference to the aggregate worldwide Annual Net Sales of all Licensed Products with respect to the applicable Licensed Target. See Exhibit M for an example of such calculation.

10.10.3. Reduction for Third Party Obligations.

10.10.3.1. In the event that Novartis determines that intellectual property owned or controlled by a Third Party would be infringed or misappropriated by the [***] of any Licensed Product in the Field in the Novartis Territory under this Agreement, Novartis shall have the right to negotiate and acquire rights to such intellectual property through a license or otherwise (including pursuant to any settlement agreement) and to deduct from [***] on such Licensed Product due to Surface with respect to a given Calendar Quarter [***] by Novartis to such Third Party with respect to such Licensed Product, subject to the limitation set forth in Section 10.10.6. [***]

10.10.3.2. In the event that Surface determines that intellectual property owned or controlled by a Third Party would be infringed or misappropriated by the [***] any Regional Licensed Product in the Field in the Surface Territory under this Agreement, Surface shall have the right to negotiate and acquire rights to such intellectual property through a license or otherwise (including pursuant to any settlement agreement) and to deduct from [***] on such Regional Licensed Product due to Novartis with respect to a given Calendar Quarter [***] by Surface to such Third Party with respect to such Regional Licensed Product, subject to the limitation set forth in Section 10.10.6. [***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.10.4. Only One Royalty. Only one royalty will be due with respect to the sale of the same unit of Licensed Product. Only one royalty will be due hereunder on the sale of a Licensed Product even if the manufacture, use, sale, offer for sale or importation of such Licensed Product infringes more than one claim of the Royalty Patents.

10.10.5. Reduction for Biosimilar Competition. Notwithstanding the foregoing, on a country-by-country basis, in the event of Loss of Market Exclusivity with respect to a Licensed Product in a country, the applicable Royalty Rates for Annual Net Sales of such Licensed Product set forth in Section 10.9 will be reduced by [***]

10.10.6. Royalty Minimum. Notwithstanding the foregoing in this Section 10.10, in no event will the [***] otherwise due to a Party in a Calendar Quarter be reduced by more than [***] of the amount that would otherwise be due hereunder; and provided further that any such reduction not fully taken as a result of the application of this Section 10.10.6, may be carried forward and applied against future [***] otherwise owed.

10.11. Other Amounts Payable. With respect to any amounts owed under this Agreement by one Party to the other for which no other invoicing and payment procedure is specified in this Section 10 (which amounts may include, for example, Manufacturing Costs pursuant to Section 8 and Third Party Payments that are the responsibility of one Party or the other pursuant to Section 9.5), within [***] after the end of each Calendar Quarter, each Party will provide an invoice, together with reasonable supporting documentation, to the other Party for such amounts owed in respect of such Calendar Quarter. The owing Party will pay any undisputed amounts within [***] of receipt of the invoice, and any disputed amounts owed by a Party will be paid within [***] of resolution of the dispute.

10.12. Payment Terms.

10.12.1. Manner of Payment. All payments to be made by a Party hereunder will be made in Dollars by wire transfer to such bank account as the other Party may designate.

10.12.2. Reports and Royalty Payments. For as long as royalties are due under Section 10.9, to the extent a Party owes royalties to the other Party hereunder, such paying Party will furnish to the other Party a written report, within [***] after the end of each Calendar Quarter, showing in Dollars, the amount of Annual Net

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Sales of Licensed Products and royalty due for such Calendar Quarter. Upon receipt of such written report, the receiving Party shall issue an invoice to the paying Party. Royalty payments for each Calendar Quarter will be due within [***] of receipt of such written invoice for the Calendar Quarter. The report will include, at a minimum, the following information for the applicable Calendar Quarter, each listed by product and by country of sale: [***] such reports will be treated as Confidential Information of Novartis or Surface, as applicable.

10.12.3. Records and Audits. Each Party shall keep complete, true and accurate books and records in accordance with its Accounting Standards in relation to this Agreement, including in relation to Development Costs and Net Sales and royalties. Each Party will keep such books and records for at least [***] following the Calendar Year to which they pertain. Each Party (the “Auditing Party”) may, upon written request, cause an internationally-recognized independent accounting firm (the “Auditor”), which is reasonably acceptable to the other Party (the “Audited Party”), to inspect the relevant records of such Audited Party and its Affiliates to verify the payments made by the Audited Party and the related reports, statements and books of accounts, as applicable. Before beginning its audit, the Auditor shall execute an undertaking acceptable to the Audited Party by which the Auditor agrees to keep confidential all information reviewed during the audit. The Auditor shall have the right to disclose to Auditing Party only its conclusions regarding any payments owed under this Agreement. Each Party and its Affiliates shall make their records available for inspection by the Auditor during regular business hours at such place or places where such records are customarily kept, upon receipt of reasonable advance notice from the Auditing Partner. The records shall be reviewed solely to verify the accuracy of the Audited Party’ royalties and other payment obligations and compliance with the financial terms of this Agreement. Such inspection right shall not be exercised more than [***] in any [***] and not more frequently than [***] with respect to records covering any specific period of time. In addition, Auditing Party shall only be entitled to audit the books and records of Audited Party from the [***] prior to the Calendar Year in which the audit request is made. The Auditing Party agrees to hold in strict confidence all information received and all information learned in the course of any audit or inspection, except to the extent necessary to enforce its rights under this Agreement or to the extent required to comply with any law, regulation or judicial order. The Auditor shall provide its audit report and basis for any determination to Audited Party at the time such report is provided to the Auditing Party before it is considered final. In the event that the final result of the inspection reveals an undisputed underpayment or overpayment by either Party, the underpaid or overpaid amount shall be settled promptly. The Auditing Party shall pay for such inspections, as well as its expenses associated with enforcing its rights with respect to any payments hereunder. In addition, if an underpayment of more than [***] of the total payments due hereunder for the applicable year is discovered, the fees and expenses charged by the Auditor shall be paid by Audited Party.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.12.4. Currency Exchange. With respect to Annual Net Sales invoiced in Dollars, the Annual Net Sales and the amounts due to Surface hereunder will be expressed in Dollars. When conversion of payments from any foreign currency is required to be undertaken by Novartis, the Dollar equivalent shall be calculated using Novartis’ then-current standard exchange rate methodology as applied in its external reporting for the conversion of foreign currency sales into Dollars.

10.12.5. Taxes.

10.12.5.1. Novartis may withhold from payments due to Surface amounts for payment of any withholding tax that is required by Law to be paid to any taxing authority with respect to such payments. Novartis will provide Surface all relevant documents and correspondence, and will also provide to Surface any other cooperation or assistance on a reasonable basis as may be necessary to enable Surface to claim exemption from such withholding taxes and to receive a refund of such withholding tax or claim a foreign tax credit. Novartis will give proper evidence from time to time as to the payment of any such tax. The Parties will cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include Novartis making payments from a single source in the U.S., where possible. Notwithstanding the foregoing, if Novartis assigns its rights and obligations hereunder to, or otherwise causes payments to be made to Surface by, an Affiliate or Third Party outside the United States pursuant to Section 16.1 or uses intellectual property described herein outside of the United States, and if Novartis or such Affiliate or Third Party is required by applicable Law to withhold any additional taxes from or in respect of any amount payable under this Agreement as a result of such assignment, then any such amount payable under this Agreement shall be increased to take into account the additional taxes withheld as may be necessary so that, after making all required withholdings (including withholdings on the withheld amounts), Surface receives an amount equal to the sum it would have received had no such withholding been made, provided, however, that that Novartis will have no obligation to pay any additional amount to the extent that the withholding tax would not have been imposed but for (a) the failure by Surface to take advantage of an otherwise available exemption from or reduction in the rate of withholding tax under any applicable income tax convention between the United States and the jurisdiction in which such Affiliate or Third Party is domiciled, or (b) the assignment by Surface of its rights under this Agreement or any redomiciliation of Surface outside of the United States. Notwithstanding the foregoing, if Novartis has an obligation to pay additional amounts to account for withholding taxes, it will be entitled to a full amount of any foreign tax credit attributable to Surface if and when realized in cash by Surface as a result of such payment.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.12.5.2. Surface may withhold from payments due to Novartis amounts for payment of any withholding tax that is required by Law to be paid to any taxing authority with respect to such payments. Surface will provide Novartis all relevant documents and correspondence, and will also provide to Novartis any other cooperation or assistance on a reasonable basis as may be necessary to enable Novartis to claim exemption from such withholding taxes and to receive a refund of such withholding tax or claim a foreign tax credit. Surface will give proper evidence from time to time as to the payment of any such tax. The Parties will cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include Surface making payments from a single source in the U.S., where possible. Notwithstanding the foregoing, if Surface assigns its rights and obligations hereunder to, or otherwise causes payments to be made to Novartis by, an Affiliate or Third Party outside the United States pursuant to Section 16.1 or uses intellectual property described herein outside of the United States, and if Surface or such Affiliate or Third Party is required by applicable Law to withhold any additional taxes from or in respect of any amount payable under this Agreement as a result of such assignment, then any such amount payable under this Agreement shall be increased to take into account the additional taxes withheld as may be necessary so that, after making all required withholdings (including withholdings on the withheld amounts), Novartis receives an amount equal to the sum it would have received had no such withholding been made, provided, however, that that Surface will have no obligation to pay any additional amount to the extent that the withholding tax would not have been imposed but for (a) the failure by Novartis to take advantage of an otherwise available exemption from or reduction in the rate of withholding tax under any applicable income tax convention between the United States and the jurisdiction in which such Affiliate or Third Party is domiciled, or (b) the assignment by Novartis of its rights under this Agreement or any redomiciliation of Novartis outside of the United States. Notwithstanding the foregoing, if Surface has an obligation to pay additional amounts to account for withholding taxes, it will be entitled to a full amount of any foreign tax credit attributable to Novartis if and when realized in cash by Novartis as a result of such payment.

10.12.5.3. Apart from any such permitted withholding and those deductions expressly included in the definition of Net Sales, the amounts payable hereunder will not be reduced on account of any taxes, charges, duties or other levies.

10.12.6. Blocked Payments. In the event that, by reason of applicable Law in any country, it becomes impossible or illegal for a Party to transfer, or have transferred on its behalf, payments owed the other Party hereunder, such Party will promptly notify the other Party of the conditions preventing such transfer and such payments will be deposited in local currency in the relevant country to the credit of the other Party in a recognized banking institution designated by the other Party or, if none is designated by the other Party within a period of [***], in a recognized banking institution selected by the transferring Party, as the case may be, and identified in a written notice given to the other Party.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.12.7. Interest Due. Each paying Party will pay the other Party interest on any undisputed payments that are not paid on or before the date such payments are due under this Agreement at a rate of [***] or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent.

10.13. Mutual Convenience. The royalty and other payment obligations set forth hereunder have been agreed to by the Parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to each Party.

11. CONFIDENTIALITY AND PUBLICATION

11.1. Nondisclosure Obligation.

11.1.1. All Confidential Information disclosed by one Party to the other Party under this Agreement will be maintained in confidence by the receiving Party and will not be disclosed to a Third Party or used for any purpose except to exercise its licenses and other rights, to perform its obligations, or as otherwise set forth herein, without the prior written consent of the disclosing Party, except to the extent that such Confidential Information:

(a) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

(b) is known to the public before its receipt from the disclosing Party, or thereafter becomes generally known to the public through no breach of this Agreement by the receiving Party;

(c) is subsequently disclosed to the receiving Party by a Third Party who is not known by the receiving Party to be under an obligation of confidentiality to the disclosing Party; or

(d) is developed by the receiving Party independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s business records.

Specific aspects or details of Confidential Information will not be deemed to be within the public domain or in the possession of the recipient Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the recipient Party. Further, any combination of Confidential Information will not be considered in the public

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

domain or in the possession of the recipient Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the recipient Party unless the combination and its principles are in the public domain or in the possession of the recipient Party.

11.1.2. Notwithstanding the obligations of confidentiality and non-use set forth above and in Section 11.1.3. below, a receiving Party may provide Confidential Information disclosed to it, and disclose the existence and terms of this Agreement or the as may be reasonably required in order to perform its obligations and to exploit its licenses and other rights under this Agreement, and specifically to (a) Related Parties, and their employees, directors, agents, consultants, or advisors to the extent necessary for the potential or actual performance of its obligations or exercise of its licenses and other rights under this Agreement in each case who are under an obligation of confidentiality with respect to such information that is no less stringent than the terms of this Section 11.1; (b) governmental or other Regulatory Authorities in order to obtain patents or perform its obligations or exploit its rights under this Agreement, provided that such Confidential Information will be disclosed only to the extent reasonably necessary to do so, and where permitted, subject to confidential treatment; (d) the extent required by Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity (including as a result of an initial public offering by Surface); [***] and (e) to Third Parties to the extent a Party is required to do so pursuant to the terms of an In-License. If a Party is required by Law to disclose Confidential Information of the other Party that is subject to the non-disclosure provisions of this Section 11.1, such Party will promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure. Notwithstanding Section 11.1.1, Confidential Information that is permitted or required to be disclosed will remain otherwise subject to the confidentiality and non-use provisions of this Section 11.1.[***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.2. Publication and Publicity.

11.2.1. Publication. Except for disclosures permitted pursuant to Section 11.1 and 11.2.2, either Party wishing to make a publication or public presentation that contains the Confidential Information of the other Party or any results of Research and Development activities under the Collaboration will deliver to the other Party a copy of the proposed written publication or presentation at least [***] prior to submission for publication or presentation. The reviewing Party will have the right (a) to propose modifications to the publication or presentation for patent reasons or trade secret reasons or to remove Confidential Information of the reviewing Party or its Related Parties, and the publishing Party will remove all Confidential Information of the other Party if requested by the reviewing Party and otherwise reflect such Party’s reasonable comments into consideration, or (b) to request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party will delay submission or presentation for a period of [***] (or such shorter period as may be mutually agreed by the Parties) to enable the non-publishing Party to file patent applications protecting such Party’s rights in such information. [***] Notwithstanding the foregoing, in no event will Surface, its Affiliates or Sublicensees make a publication or public presentation with respect to any T1 Target, T1 Antibody Candidate, T1 Licensed Product, Global Target, Global Antibody Candidate or Global Licensed Product without the prior written consent of Novartis. Further, neither Party will submit or publish any article or other publication to or with any scientific journal or other publisher that requires, as a condition of publication, that the submitting Party agree to make available to the publisher or Third Parties any Antibodies or other Materials which are the subject of the publication.

11.2.2. Publicity. Except as set forth in Section 11.1, 11.2.1 and 11.3, the terms of this Agreement may not be disclosed by either Party, and neither Party will use the name, Trademark, trade name or logo of the other Party or its employees in any publicity, news release or disclosure relating to this Agreement, its subject matter, or the activities of the Parties hereunder without the prior express written permission of the other Party except (a) as may be required by applicable Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in any country other than the United States or of any stock exchange or listing entity, provided that the Party issuing such press release gives reasonable notice prior to use of such name, Trademark, trade name or logo of the other Party, and otherwise complies with Section 11.1.2, or (b) as expressly permitted by the terms hereof.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.3. Press Release.

11.3.1. Except as provided in Section 11.3.2, neither Party will issue a press release or public announcement relating to this Agreement without the prior written approval of the other Party (such approval not to be unreasonably withheld, conditioned or delayed), except that a Party may (a) once a press release or other public statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party, and (b) issue a press release or public announcement as required by applicable Law (including a press release corresponding to any securities disclosure, such as pursuant to a Form 8-K), including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity, provided that the Party issuing such press release gives reasonable prior notice to the other Party of and the opportunity to comment on the press release or public announcement, and otherwise complies with this Section 11. In addition, Surface may with Novartis’ prior written approval, such approval not to be unreasonably withheld, conditioned or delayed, issue a press release regarding (x) the exercise of any Option, or (y) the payment or receipt of any milestone payments under this Agreement with respect to any Licensed Products, provided, that (i) such press release does not identify the Antibody Candidate or Licensed Target; and (ii) otherwise complies with this Section 11.

11.3.2. Notwithstanding anything in this Section 11.3 to the contrary, (a) either Party may issue a press release or make a public disclosure relating to such Party’s Development, Manufacturing or Commercialization activities under this Agreement with respect to Regional Licensed Products in such Party’s Territory; and (b) Novartis may issue a press release or make a public disclosure relating to the Research, Development, Manufacturing or Commercialization activities under this Agreement with respect to the T1 Target, T1 Antibody Candidates, T1 Licensed Products, Global Targets, Global Antibody Candidates and Global Licensed Products, provided that such press release or public disclosure does not disclose Confidential Information of the other Party. Prior to making any such disclosure under clause (a) of this Section 11.3.2, however, the Party making the disclosure will provide the other Party with a draft of such proposed disclosure within a reasonable time (but at least [***] prior to disclosure for the other Party’s review and comment, and the disclosing Party will consider in good faith any timely comments provided by the other Party.

12. REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1. Mutual Representations and Warranties as of the Effective Date. Each Party represents and warrants to the other Party that, as of the Effective Date:

12.1.1. such Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation;

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12.1.2. such Party has all requisite corporate power and corporate authority to enter into this Agreement and to carry out its obligations under this Agreement;

12.1.3. all requisite corporate action on the part of such Party, its directors and stockholders required by applicable Law for the authorization, execution and delivery by such Party of this Agreement, and the performance of all obligations of such Party under this Agreement, has been taken;

12.1.4. the execution, delivery and performance of this Agreement, and compliance with the provisions of this Agreement, by such Party do not and will not: (a) violate any provision of applicable Law or any ruling, writ, injunction, order, permit, judgment or decree of any Governmental Authority, (b) constitute a breach of, or default under (or an event which, with notice or lapse of time or both, would become a default under) or conflict with, or give rise to any right of termination, cancellation or acceleration of, any agreement, arrangement or instrument, whether written or oral, by which such Party or any of its assets are bound, or (c) violate or conflict with any of the provisions of such Party’s organizational documents (including any articles or memoranda of organization or association, charter, bylaws or similar documents; and

12.1.5. no consent, approval, authorization or other order of, or filing with, or notice to, any Governmental Authority or other Third Party is required to be obtained or made by such Party in connection with the authorization, execution and delivery by the Company of this Agreement, except as required pursuant to the HSR Act.

12.2. Representations and Warranties by Surface. Surface represents and warrants to Novartis as of the Effective Date that:

12.2.1. Schedule 12.2.1 sets forth a complete and accurate list of (a) all Surface Patents in existence as of the Effective Date, indicating the owner; and (b) all license, assignment, distribution or other agreements in existence as of the Effective Date relating to the Surface Technology, including all Existing Surface In-Licenses;

12.2.2. Except as set forth on Schedule 12.2.2, to Surface’s knowledge, the Surface Technology in existence as of the Effective Date comprises all of the intellectual property rights used by or on behalf of Surface and its Affiliates in the Research, Development and Manufacturing of the Antibody Candidates and Licensed Products as of the Effective Date;

12.2.3. Except as set forth on Schedule 12.2.3, Surface (a) owns or has a valid license to, or has a valid option to license, all Surface Technology in existence as of the Effective Date, including those Antibody Candidates and Licensed Products in existence as of the Effective Date; and (b) has the right, or an option to obtain the right, and authority to (i) grant to Novartis and its Related Parties, the licenses under the Surface Technology in existence as of the Effective Date hereunder; and (ii) use, disclose, and commercially exploit, and to enable Novartis and its Related Parties to use, disclose, and commercially exploit (in each case under appropriate conditions of confidentiality) the Surface Technology in existence as of the Effective Date in the Field;

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12.2.4. Surface has not granted its Affiliates or any Third Party, including any academic organization or agency, rights that would otherwise interfere or be inconsistent with Novartis’ rights hereunder, and there are no agreements or arrangements other than as set forth on Schedule 12.2.4 to which Surface or any of its Affiliates is a party relating to Surface Technology, Antibody Candidates, or Licensed Product(s), that would (a) limit the rights granted to Novartis under this Agreement or (b) that restrict or result in a restriction on Novartis’ ability to Research, Develop, Manufacture, use or Commercialize the Antibody Candidates and Licensed Product(s) in the Novartis Territory, in accordance with this Agreement;

12.2.5. with respect to any Surface Technology owned by Surface, (a) Surface and its Affiliates have obtained from all individuals who participated in any respect in the invention or authorship thereof, effective assignments of all ownership rights of such individuals in such Surface Technology, either pursuant to written agreement or by operation of law; and (b) all of its employees, officers, and consultants have executed agreements or have existing obligations under applicable Law requiring assignment to Surface or its Affiliate, as applicable, of all inventions made during the course of and as the result of the Collaboration; and, no officer or employee of Surface or its Affiliate is subject to any agreement with any other Third Party that requires such officer or employee to assign any interest in any Surface Technology to any Third Party;

12.2.6. all employees, officers, and consultants of Surface and its Affiliates have executed agreements or have existing obligations under applicable Law and obligating the individual to maintain as confidential Surface’s Confidential Information as well as confidential information of other parties (including of Novartis and its Affiliates) that such individual may receive in the conduct of the Collaboration, to the extent required to support Surface’s obligations under this Agreement; and Surface and its Affiliates have taken all reasonable precautions to preserve the confidentiality of the Surface Know-How;

12.2.7. Except as set forth on Schedule 12.2.7, to Surface’s knowledge, no sequence or any portion thereof of any Antibody Candidate including has been publicly disclosed or provided or otherwise made available to any Third Parties, including to any academic institutions or journals;

12.2.8. to Surface’s knowledge, Research, Development, Manufacture, use or Commercialization of the Antibody Candidates and Licensed Products in the Field as proposed with this Agreement do not infringe or misappropriate the intellectual property rights of any Third Party, nor has Surface or any Affiliate received, any written notice alleging such infringement or misappropriation;

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12.2.9. Neither Surface nor any Affiliate has initiated or been involved in any proceedings or other claims in which such Person alleges that any Third Party is or was infringing or misappropriating any Surface Technology, nor have any such proceedings been threatened by Surface or its Affiliates, nor does Surface or its Affiliates know of any valid basis for any such proceedings;

12.2.10. Neither Surface nor its Affiliates have entered into a government funding relationship that would result in rights to any Antibody Candidate or Licensed Product residing in the US Government, National Institutes of Health, National Institute for Drug Abuse or other agency, and the licenses granted hereunder are not subject to overriding obligations to the US Government as set forth in Public Law 96 517 (35 U.S.C. 200 204), as amended, or any similar obligations under the laws of any other country;

12.2.11. to the knowledge of Surface, (a) the issued patents in the Surface Patents as of the Effective Date are valid and enforceable without any claims, challenges, oppositions, nullity actions, interferences, inter-partes reexaminations, inter-partes reviews, post-grant reviews, derivation proceedings, or other proceedings pending or threatened and Surface has filed and prosecuted patent applications within the Surface Patents owned by Surface in good faith and complied with all duties of disclosure with respect thereto; (b) Surface has not committed any act, or omitted to commit any act, that may cause the Surface Patents to expire prematurely or be declared invalid or unenforceable; and (c) all application, registration, maintenance and renewal fees in respect of the Surface Patents as of the Effective Date have been paid and all necessary documents and certificates have been filed with the relevant agencies for the purpose of maintaining the Surface Patents; and

12.2.12. Surface is its own “ultimate parent entity,” as that term is defined in 16 C.F.R.§ 801.1(a)(3) and as determined in compliance with 16 C.F.R. §§ 801.1 and 801.12, and is not engaged in “manufacturing” as that term is defined in 16 C.F.R. § 801.1(j). Surface does not have “total assets” equal to or greater than Fifteen Million, Three Hundred Thousand Dollars ($15,300,000), and Surface does not have “annual net sales” equal to or greater than One Hundred and Fifty-Two Million, Five Hundred Thousand Dollars ($152,500,000), in both cases, as determined in compliance with 16 C.F.R.§ 801.11 and used in Section 7A(a)(2)(B) of the Clayton Act, 15 U.S.C.§ 18A.

12.3. Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY PATENTS, KNOW-HOW, MATERIALS, ANTIBODY CANDIDATE, LICENSED PRODUCT, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE RESEARCH, DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY ANTIBODY CANDIDATE OR LICENSED PRODUCT PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL.

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12.4. Certain Covenants.

12.4.1. Compliance. Each Party and its Related Parties will conduct the Collaboration and the Development, Manufacture and Commercialization of the Licensed Products in accordance with all applicable Laws, including governmental regulations concerning cGLP, cGCP and cGMP. In addition, if either Party is or becomes subject to a legal obligation to a Regulatory Authority or other Governmental Authority (such as a corporate integrity agreement or settlement agreement with a Governmental Authority), then the other Party will perform such activities as may be reasonably requested by the obligated Party to enable the obligated Party to comply with its legal obligation to such Regulatory Authority with respect to the Licensed Products.

12.4.2. Conflicting Transactions. During the Term, Surface will not, and will cause its Affiliates not to, enter into any agreement granting a license or other right under the Surface Technology that is inconsistent with this Agreement. During the Term, Novartis will not, and will cause its Affiliates not to, enter into any agreement granting a license or other right under the Novartis Technology that is inconsistent with this Agreement.

12.4.3. In-Licenses. Each Party will use Commercially Reasonable Efforts to maintain Control of all Patents, and Know-How licensed to such Party under the In-Licenses to which such Party is the contracting party. Each Party will use Commercially Reasonable Efforts not to materially breach or be in material default under any of its obligations under any In-License to which such Party is the contracting party that would be necessary or useful for the other Party to Research, Develop, Manufacture and Commercialize any Antibody Candidates or Licensed Products in the Field in such Party’s Territory pursuant to this Agreement. Each Party will not terminate any In-License to which such Party is the contracting party in a manner that would terminate rights that are sublicensed to the other Party. In the event that a Party receives notice of an alleged breach by such Party under an In-License to which it is a party and for which termination of such In-License is being sought by the counterparty, then such Party will promptly, but in no event less than [***] thereafter, provide written notice thereof to the other Party and grant the other Party the right (but not the obligation) to cure such alleged breach. In the event that a Party intends to materially amend an In-License to which it is a party, then such Party will promptly, but in no event less than [***] before, provide written notice thereof to the other Party and grant the other Party the right (but not the obligation), acting reasonably, to reject any amendment that would either increase the receiving Party’s obligations under this Agreement, including any financial obligations or decrease the receiving Party’s rights under this Agreement.

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12.4.4. Surface In-Licenses. Surface will [***]

12.4.5. No Debarment. Each Party will use Commercially Reasonable Efforts to not use, in any capacity in connection with the Collaboration or the performance of its obligations under the Collaboration Agreement, any Person that has been debarred pursuant to Section 306 of the FD&C Act, as amended, or that is the subject of a conviction described in such section. Each Party agrees to inform the other Party in writing immediately if it or any Person that is performing activities in the Collaboration or under the Collaboration Agreement, is debarred or is subject to debarment or is the subject of a conviction described in Section 306 of the FD&C Act, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of the notifying Party’s knowledge, is threatened, relating to the debarment or conviction of the notifying Party or any Person or entity used in any capacity by such Party or any of its Affiliates in connection with the Collaboration or the performance of its other obligations under the Collaboration Agreement.

12.4.6. Novartis represents and warrants as of the Effective Date that it has determined in accordance with 16 C.F.R. Parts §801.10 and §801.13 that the value of the assets and voting securities of Surface as identified in accordance with the HSR Act rules including 16 C.F.R. §801.13, §801.14 and §801.15, that Novartis will acquire and hold as of the Effective Date is less than [***]

12.5. Exclusivity.

12.5.1. Exclusivity.

12.5.1.1. During the Exclusivity Period for an Option Target, Surface will not, alone or with any Affiliates or Third Parties, [***]

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12.5.1.2. During the Exclusivity Period for an Option Target, Novartis will not, alone or with any Affiliates or Third Parties, [***]

12.5.1.3. During the Exclusivity Period for a Licensed Target, Surface will not, alone or with any Affiliates or Third Parties, [***]

12.5.1.4. During the Exclusivity Period for a Licensed Target, Novartis will not, alone or with any Affiliates or Third Parties, [***]

12.5.1.5. The Parties hereby acknowledge and agree that (I) each Party’s obligations under this Section 12.5.1 will not apply to (A) any Research, Development, Manufacture or Commercialization of any molecule (including any Antibodies) that [***] and (B) any activities intended by either Party to ensure their compliance with this Section 12.5.1 (e.g., counter-screening), (II) this Section 12.5.1 will apply to any Antibody that is intended to [***]; and (III) each Party retains (A) the right to Research (but not Develop or Commercialize), and, subject to the terms and conditions of this Agreement, have others Research on its behalf, T1 Antibody Candidates, Option Target Antibody Candidates, Regional Antibody Candidates, Global Antibody Candidates or Licensed Products outside of the applicable

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Research Plan, (B) the right, solely to the extent reasonably necessary for any such Research, to Manufacture, or subject to the terms and conditions of this Agreement, have others Manufacture on its behalf, T1 Antibody Candidates, Option Target Antibody Candidates, Regional Antibody Candidates, Global Antibody Candidates or Licensed Products outside of the applicable Research Plan; and (C) the rights under the license grants in Section 9; provided further [***]

12.5.1.6. [***]

12.5.2. Other Programs.

12.5.2.1. Surface.

(a) Notwithstanding Section 12.5.1, in the event that Surface or its Affiliates acquire a Third Party or a portion of the business of a Third Party (whether by merger, stock purchase, purchase of assets, in-license or other means) (a “Third Party Acquisition”) that is, prior to such acquisition, conducting a research, development or commercialization program that, if conducted by Surface at such time, would be a breach of Surface’s exclusivity obligation in Section 12.5.1 (a “Surface Competing Program”), Surface will use commercially reasonable efforts to divest such Surface Competing Program promptly following the closing of such acquisition, and in any event will complete such divestment within [***] after the closing of such acquisition, provided that (i) such [***] period will be extended if, at the expiration of such time period, Surface provides competent evidence of reasonable on-going efforts to divest such Surface Competing Program, (ii) Surface may conduct the Surface Competing Program independently of Surface’s activities under this Agreement during such time period and without any use of any Restricted Technology, and (iii) Surface will cease all research, development and commercialization activities with respect to such Surface Competing Program if Surface has not completed such divestment within [***] after the closing of such acquisition (it being understood that Surface may thereafter continue its efforts to divest such asset). Surface will not be deemed in breach of Section 12.5.1 with respect to such Surface Competing Program so long as Surface complies with the terms of this Section 12.5.2.1.

(b) In the event of a Change of Control of Surface, the exclusivity obligations of Surface set forth in Section 12.5.1 will apply to and bind the Third Party referred to in the definition of Change of Control and its Affiliates subject to the following provisions:

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(i) [***]

(ii)[***]

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(c) With respect to Sections 12.5.2.1(a), 12.5.2.1(b) and 12.5.2.1(c), Surface and its Affiliates (including such Third Party and its Affiliates under Sections 12.5.2.1(b) and 12.5.2.1(c)) will adopt reasonable procedures (which include appropriate administrative, physical and technical safeguards, including underlying operating system and network security controls and other firewalls) to prevent the use of any Restricted Technology in a manner that is in violation of this Agreement.

12.5.2.2. Novartis.

(a) Notwithstanding Section 12.5.1, in the event that Novartis or its Affiliates make a Third Party Acquisition where the applicable Third Party or portion of such Third Party’s business, prior to such acquisition, conducting a research, development or commercialization program that, if conducted by Novartis at such time, would be a breach of Novartis’s exclusivity obligation in Section 12.5.1 (a “Novartis Competing Program”), Novartis will use Commercially Reasonable Efforts to divest such Novartis Competing Program promptly following the closing of such acquisition, unless Novartis has exercised its right to terminate this Agreement pursuant to Section 15.2 with respect to the

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target of the Novartis Competing Program, and in any event will complete such divestment within [***] after the closing of such acquisition, provided that (i) such [***] time period will be extended if, at the expiration of such time period (and any extensions thereto), Novartis provides competent evidence of reasonable on-going efforts to divest such Novartis Competing Program, (ii) Novartis may conduct the Novartis Competing Program independently of Novartis’s activities under this Agreement during such time period and without any use of any Restricted Technology, and (iii) Novartis will cease all research, development and commercialization activities with respect to such Novartis Competing Program if Novartis has not completed such divestment within one (1) year after the closing of such acquisition (it being understood that Novartis may thereafter continue its efforts to divest such asset). Novartis will not be deemed in breach of Section 12.5.1 with respect to such Novartis Competing Program so long as Novartis complies with the terms of this Section 12.5.2.2.

(b) In the event of a Change of Control of Novartis, the exclusivity obligations of Novartis set forth in Section 12.5.1 will apply to and bind the Third Party referred to in the definition of Change of Control and its Affiliates subject to the following provisions:

(i) [***]

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(ii) [***]

(c) With respect to Sections 12.5.2.2(a), 12.5.2.2(b) and 12.5.2.1(c), Novartis and its Affiliates (including such Third Party and its Affiliates under Sections 12.5.2.2(b) and 12.5.2.1(c)) will adopt reasonable procedures (which include appropriate administrative, physical and technical safeguards, including underlying operating system and network security controls and other firewalls) to prevent the use of any Restricted Technology in a manner that is in violation of this Agreement.

13. INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

13.1. General Indemnification by Novartis. Novartis will indemnify, hold harmless and defend Surface, its Related Parties, and their respective directors, officers, employees and agents (“Surface Indemnitees”) from and against any and all Third Party claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees and litigation

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expenses) (collectively, “Losses”) arising out of or resulting from, directly or indirectly, (a) any breach of, or inaccuracy in, any representation or warranty made by Novartis in this Agreement, or any breach or violation of any covenant or agreement of Novartis in or in the performance of this Agreement, (b) the negligence or willful misconduct by or of Novartis and its Related Parties, and their respective directors, officers, employees and agents in the performance of Novartis’s obligations under this Agreement, or (c) to the extent such Losses arise out of the Research, Development, Manufacturing or Commercialization of Antibody Candidates or Licensed Products by or on behalf of Novartis or its Related Parties pursuant to this Agreement. Novartis will have no obligation to indemnify the Surface Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Surface in this Agreement, or any breach or violation of any covenant or agreement of Surface in, or in the performance of, this Agreement, or the negligence or willful misconduct by or of any of the Surface Indemnitees, or matters for which Surface is obligated to indemnify Novartis under Sections 13.2 or 13.3.

13.2. General Indemnification by Surface. Surface will indemnify, hold harmless, and defend Novartis, its Related Parties and their respective directors, officers, employees and agents (“Novartis Indemnitees”) from and against any and all Losses arising out of or resulting from, directly or indirectly, (a) any breach of, or inaccuracy in, any representation or warranty made by Surface in this Agreement, or any breach or violation of any covenant or agreement of Surface in, or in the performance of, this Agreement, (b) the negligence or willful misconduct by or of Surface and its Related Parties, and their respective directors, officers, employees and agents in the performance of Surface’s obligations under this Agreement, or (c) to the extent such Losses arise out of the Research, Development, Manufacturing or Commercialization of Antibody Candidates or Licensed Products by or on behalf of Surface and its Related Parties pursuant to this Agreement. Surface will have no obligation to indemnify the Novartis Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Novartis in this Agreement, or any breach or violation of any covenant or agreement of Novartis in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Novartis Indemnitees, or matters for which Novartis is obligated to indemnify Surface under Sections 13.1 or 13.3.

13.3. Product Liability. Subject to any Supply Agreement, any Losses arising out of Third Party product liability claims arising from the Development, Manufacture or Commercialization of Licensed Products will be (a) borne by Novartis, to the extent such Losses arise out of (i) the Research, Manufacture or Commercialization in or for the Novartis Territory by or on behalf of Novartis or its Related Parties of a Regional Licensed Product, or (ii) a T1 Licensed Product or Global Licensed Product anywhere in or for the world by or on behalf of Novartis and its Related Parties, and (b) borne by Surface, to the extent such Losses arise out of the Research, Manufacture or Commercialization in or for the Surface Territory by or on behalf of Surface and its Related Parties of a Regional Licensed Product. Subject to any Supply Agreement, any Losses arising out of Third Party product liability claims arising from the Development of Regional Licensed Products will be treated as Development Costs in accordance with Section 5.2.4; provided that (x) with respect to any Additional Development Activities, the

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Proposing Party will be solely responsible for any such liability claims unless and until the Non-Proposing Party delivers an Additional Development Opt-In Notice with respect to such Additional Development Activity; (y) after Surface exercises its Opt-Out Right, Surface will remain responsible for its portion of any such liability claims with respect to Development activities occurring up to and through the [***] period following Novartis’ receipt of Surface’s Opt-Out Notice; and (z) after termination of this Agreement with respect to any Licensed Target by Novartis pursuant to Section 15.2 or by Surface pursuant to Section 15.3.1.1 or 15.4, (i) Novartis will remain responsible for its portion of any such liability claims with respect to any ongoing Clinical Studies that Surface elects to wind down under Section 15.5.1(b) until such wind-down process is complete, and (ii) Surface will be responsible for any liability claims with respect to any ongoing Clinical Studies that Surface elects to continue. The Party bearing such Losses in accordance with the immediately preceding two sentences will indemnify, hold harmless and defend the other Party and its Related Parties and their respective directors, officers, employees and agents from and against such Losses.

13.4. Indemnification Procedure. The Party entitled to indemnification under Section 13 (an “Indemnified Party”) shall notify the Party potentially responsible for such indemnification (the “Indemnifying Party”) in writing promptly upon being notified of or actual knowledge of any claim or claims asserted or threatened against the Indemnified Party which could give rise to a right of indemnification under this Agreement; provided, that the failure to give such notice shall not relieve the Indemnifying Party of its indemnity obligation hereunder except to the extent that such failure materially prejudices the Indemnifying Party. If the Indemnifying Party has acknowledged in writing to the Indemnified Party the Indemnifying Party’s responsibility for defending a claim, the Indemnifying Party shall have the right to defend, at its sole cost and expense, such claim by all appropriate proceedings; provided, that the Indemnifying Party may not enter into any compromise or settlement unless (i) such compromise or settlement imposes only a monetary obligation on the Indemnifying Party and which includes as an unconditional term thereof, the giving by each claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such claim; or (ii) the Indemnified Party consents to such compromise or settlement, which consent shall not be unreasonably withheld, conditioned or delayed unless such compromise or settlement involves (A) any admission of legal wrongdoing by the Indemnified Party, (B) any payment by the Indemnified Party that is not indemnified hereunder or (C) the imposition of any equitable relief against the Indemnified Party. If the Indemnifying Party does not elect to assume control of the defense of a claim or if a good faith and diligent defense, in the Indemnified Party’s reasonable opinion, is not being or ceases to be materially conducted by the Indemnifying Party, the Indemnified Party shall have the right, at the expense of the Indemnifying Party, upon at least [***] prior written notice to the Indemnifying Party of its intent to do so, to undertake the defense of such claim for the account of the Indemnifying Party (with counsel reasonably selected by the Indemnified Party and approved by the Indemnifying Party, such approval not to be unreasonably withheld, conditioned or delayed); provided that the Indemnified Party shall keep the Indemnifying Party apprised of all material developments with respect to such claim. The Indemnified Party may not enter into any compromise or settlement without the prior written consent of the Indemnifying Party, such consent not to be unreasonably withheld, conditioned or delayed. The Indemnified Party will cooperate with the Indemnifying Party and may participate

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in, but not control, any defense or settlement of any claim controlled by the Indemnifying Party pursuant to this Section 13.4 and shall bear its own costs and expenses with respect to such participation; provided that the Indemnifying Party shall bear such costs and expenses if counsel for the Indemnifying Party shall have reasonably determined that such counsel may not properly represent both the Indemnifying Party and the Indemnified Party.

13.5. Limitation of Liability. NEITHER PARTY HERETO WILL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT, OR THE EXERCISE OF ITS RIGHTS OR THE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT AS A RESULT OF [***] NOTHING IN THIS SECTION 13.5 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY.

13.6. Insurance. Commencing not later than the Initiation of the first Phase 1 Study under this Agreement, each Party will obtain and maintain insurance during the Term and for a period of at least [***] after the last commercial sale of any Licensed Product generated under the Collaboration for which it is responsible, with a reputable, solvent insurer in an amount appropriate for its business and products of the type that are the subject of this Agreement, and for its obligations under this Agreement. Specifically, each Party will maintain product liability insurance and clinical trial liability insurance with limits of at least [***] per occurrence and in annual aggregate. Upon request, each Party will provide the other Party with evidence of the existence and maintenance of such insurance coverage. Notwithstanding the foregoing, in the case of Novartis, and, in the case of Surface (whether or not after a Change of Control of Surface), after such time that Surface and its Affiliates have sales within one of the top [***] pharmaceutical companies by global sales, such obligation may be satisfied by a program of self-insurance.

13.7. Disclaimer. The Parties each acknowledge and agree, that (a) Research, Development, and Commercialization is inherently uncertain, (b) no outcome or success of any Antibody Candidates or Licensed Products is or can be assured and (c) failure to achieve Development and Commercialization of Licensed Products will not in and of itself constitute a breach or default of any obligation in this Agreement.

14. INTELLECTUAL PROPERTY

14.1. Inventorship.

14.1.1. Inventorship for inventions and discoveries (including Know-How) first made during the course of the performance of activities pursuant to the Collaboration will be determined in accordance with United States patent Laws for determining inventorship.

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14.1.2. Notwithstanding anything to the contrary in this Agreement, each Party will have the right to invoke the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. § 103(c)(2)-(c)(3) (the “CREATE Act”) when exercising its rights under this Agreement, but with respect to any Other Patents, only with the prior written consent of Surface in its sole discretion, and with respect to any Patents within Novartis Technology, only with the prior written consent of Novartis in its sole discretion. In the event that a Party intends to invoke the CREATE Act, once agreed to by the other Party if required by the preceding sentence, it will notify the other Party and the other Party will cooperate and coordinate its activities with such Party with respect to any filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act.

14.2. Ownership. Surface will own the entire right, title and interest in and to all Know-How (and Patents claiming inventions therein) first developed or conceived solely by employee(s), agent(s) or consultant(s) of Surface or its Affiliates in the conduct of the Collaboration. Novartis will own the entire right, title and interest in and to all Know-How (and Patents claiming inventions therein) first developed or conceived solely by employee(s), agent(s) or consultant(s) of Novartis or its Affiliates in the conduct of the Collaboration. The Parties will jointly own the entire right, title and interest in and to all Know-How (and Patents claiming inventions therein) first developed or conceived jointly by employee(s), agent(s) or consultant(s) acting on behalf of Surface or its Affiliates, on the one hand, and employee(s), agent(s) or consultant(s) acting on behalf of Novartis or its Affiliates, on the other hand, in the conduct of the Collaboration.

14.3. Prosecution and Maintenance of Patents.

14.3.1. IP Committee.

14.3.1.1. Composition. The IP Committee will be comprised of at least [***] representative who is an employee of each Party. Each Party will appoint its respective representatives to the IP Committee within [***] of the Effective Date, and from time to time, may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. All IP Committee representatives will have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Collaboration and each Party’s representatives collectively will have relevant expertise in intellectual property portfolio management and licensing matters. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend IP Committee meetings, subject to such representatives and consultants (or the representative’s or consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 11.1.

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14.3.1.2. Meetings. The IP Committee will meet as necessary to carry out its duties under Section 14.3.1.3, but no more often than once per Calendar Quarter, unless otherwise agreed by its members. The IP Committee will meet in-person at Surface or Novartis or, alternatively, by means of teleconference, videoconference or other similar communications equipment.

14.3.1.3. IP Committee Responsibilities. The IP Committee will provide input regarding the following with respect to Licensed Products:

(a) strategies for Prosecuting and Maintaining Patents within the Novartis Technology and the Surface Technology; and

(b) such other matters as the Parties agree in writing will be the responsibility of the IP Committee.

14.3.1.4. Decision-Making. [***]

14.3.1.5. Term. Either Party will have the right to terminate the IP Committee upon [***] advance written notice to the other Party. Notwithstanding the foregoing, on a Regional Licensed Product-by-Regional Licensed Product basis during the Term for such Regional Licensed Product, Surface will have the right (but not the obligation) to continue to participate in the IP Committee in relation to any such Licensed Product until the fifteenth (15th) anniversary of the First Commercial Sale of such Regional Licensed Product in the Novartis Territory.

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14.3.2. Novartis Technology.

14.3.2.1. General. Subject to remainder of this Section 14.3.2, as between the Parties, Novartis will have the sole responsibility to, at Novartis’s sole discretion, and sole responsibility for all applicable Patents Costs, to Prosecute and Maintain all Patents within Novartis Technology (other than within Joint Collaboration IP), in Novartis’s name. Novartis will consult with Surface, including through the IP Committee, on its strategy for the Prosecution and Maintenance of all such Patents. Novartis will furnish Surface, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Patents, or copies of substantive documents filed with the relevant patent offices with respect to such Patents, and such other documents related to the Prosecution and Maintenance of such Patents, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Surface and will consider in good faith timely comments from Surface thereon. Novartis will furnish Surface, via electronic mail or such other method as mutually agreed by the Parties, copies of documents filed with the relevant national patent offices or other Governmental Authorities with respect to such Patents.

14.3.2.2. Regional Licensed Products in the Surface Territory and Novartis Technology. In the event that Novartis elects not to Prosecute and Maintain (or continue to Prosecute and Maintain, including filing a Patent claiming priority to a Patent prior to its issuance), any Patent within the Novartis Technology (other than within Joint Collaboration IP) in the Surface Territory that Covers the sale, offer for sale, manufacture, use or import of any Regional Licensed Product, Novartis will notify Surface at least [***] before any such Patent would become abandoned, no longer available or otherwise forfeited, and subject to the provisions of any applicable Novartis In-License, Surface will have the right (but not the obligation), at Surface’s sole discretion, and sole responsibility for all applicable Patent Costs, to Prosecute and

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Maintain in the Surface Territory such Patent in the name of Novartis (which right will include the right to file additional Patents claiming priority to such Patent). Surface will consult with Novartis, including through the IP Committee, on its strategy for the Prosecution and Maintenance of all such Patents. Surface will furnish Novartis, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Patents, or copies of documents filed with the relevant patent offices with respect to such Patents, and such other substantive documents related to the Prosecution and Maintenance of such Patents, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Novartis and will consider in good faith timely comments from Novartis thereon. Surface will furnish Novartis, via electronic mail or such other method as mutually agreed by the Parties, copies of documents filed with the relevant national patent offices or other Governmental Authorities with respect to such Patents. Novartis will use Commercially Reasonable Efforts to make available to Surface its authorized attorneys, agents or representatives, or such of its employees as are reasonably necessary to assist Surface in exercising its rights described under this Section 14.3.2.2. Novartis will sign, or will use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to Prosecute and Maintain such Patents.

14.3.2.3. T1 Licensed Products and Global Licensed Products Worldwide, and Regional Licensed Products in the Novartis Territory, and Novartis Technology. In the event that Novartis elects not to Prosecute and Maintain (or continue to Prosecute and Maintain, including filing a Patent claiming priority to a Patent prior to its issuance), any Patent within the Novartis Technology (other than within Joint Collaboration IP) in the Novartis Territory that Covers the sale, offer for sale, manufacture, use or import of any T1 Licensed Product, Global Licensed Product or Regional Licensed Product (where, for clarity, the applicable territory is worldwide for any T1 Licensed Product or Global Licensed Product, and worldwide minus the Surface Territory for any Regional Licensed Product), Novartis will notify Surface at least [***] before any such Patent would become abandoned, no longer available or otherwise forfeited, whereupon at the written request of Surface

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the Parties will meet to discuss any such decision by Novartis. Subject to Novartis’s consent, and subject to the provisions of any applicable Novartis In-License, Surface will have the right (but not the obligation), at Surface’s sole discretion, and sole responsibility for all applicable Patent Costs, to Prosecute and Maintain such Patent in the applicable territory described above in the name of Novartis (which right will include the right to file additional Patents claiming priority to such Patent). Surface will consult with Novartis, including through the IP Committee, on its strategy for the Prosecution and Maintenance of all such Patents. Surface will furnish Novartis, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Patents, or copies of documents filed with the relevant patent offices or other Governmental Authorities with respect to such Patents, and such other substantive documents related to the Prosecution and Maintenance of such Patents, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Novartis and will consider in good faith timely comments from Novartis thereon. Surface will furnish Novartis, via electronic mail or such other method as mutually agreed by the Parties, copies of documents filed with the relevant national patent offices or other Governmental Authorities with respect to such Patents. Novartis will use Commercially Reasonable Efforts to make available to Surface its authorized attorneys, agents or representatives, or such of its employees as are reasonably necessary to assist Surface in exercising its rights described under this Section 14.3.2.3. Novartis will sign, or will use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to Prosecute and Maintain such Patents.

14.3.3. Surface Technology.

14.3.3.1. General. Subject to remainder of this Section 14.3.3, as between the Parties, Surface will have the sole responsibility to, at Surface’s sole discretion, and sole responsibility for all applicable Patents Costs, to Prosecute and Maintain all Patents within Surface Technology (other than within Joint Collaboration IP or Prosecution Patents) (“Other Patents”), in Surface’s name. Surface will consult with Novartis, including through the IP Committee, on its strategy for the Prosecution and Maintenance of all such Other Patents.

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Surface will furnish Novartis, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Other Patents, or copies of documents filed with the relevant patent offices or other Governmental Authorities with respect to such Other Patents, and such other substantive documents related to the Prosecution and Maintenance of such Other Patents, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Novartis and will consider in good faith timely comments from Novartis thereon. Surface will furnish Novartis, via electronic mail or such other method as mutually agreed by the Parties, copies of documents filed with the relevant national patent offices or other Governmental Authorities with respect to such Other Patents.

14.3.3.2. Licensed Products in the Surface Territory and Novartis Territory and Surface Technology. In the event that Surface elects not to Prosecute and Maintain (or continue to Prosecute and Maintain, including filing a Patent claiming priority to a Patent prior to its issuance), any Other Patent that Covers the sale, offer for sale, manufacture, use or import of any Licensed Product, Surface will notify Novartis at least [***] before any such Other Patent would become abandoned, no longer available or otherwise forfeited, whereupon at the written request of Novartis the Parties will meet to discuss any such decision by Surface. Subject to Surface’s consent, and subject to the provisions of any applicable Surface In-License, Novartis will have the right (but not the obligation), at Novartis’s sole discretion, and sole responsibility for all applicable Patents Costs, to Prosecute and Maintain in the Surface Territory such Other Patent in the name of Surface (which right will include the right to file additional Patents claiming priority to such Other Patent). Novartis will consult with Surface, including through the IP Committee, on its strategy for the Prosecution and Maintenance of all such Other Patents. Novartis will furnish Surface, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Other Patents, or copies of documents filed with the relevant patent offices or Governmental Authorities with respect to such Other Patents, and such other substantive documents related to the Prosecution and Maintenance of such Other

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Patents, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Surface and will consider in good faith timely comments from Surface thereon. Novartis will furnish Surface, via electronic mail or such other method as mutually agreed by the Parties, copies of documents filed with the relevant national patent offices or other Governmental Authorities with respect to such Other Patents. Surface will use Commercially Reasonable Efforts to make available to Novartis its authorized attorneys, agents or representatives, or such of its employees as are reasonably necessary to assist Novartis in exercising its rights described under this Section 14.3.3.2. Surface will sign, or will use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to Prosecute and Maintain such Other Patents.

14.3.4. Joint Collaboration IP and Prosecution Patents.

14.3.4.1. Subject to remainder of this Section 14.3.4, as between the Parties, Novartis will have the right (but not the obligation), at Novartis’s sole discretion, and sole responsibility for all applicable Patents Costs, to Prosecute and Maintain all Patents (a) within Joint Collaboration IP, in the names of both Novartis and Surface; and (b) all Prosecution Patents in the name of Surface. Novartis will consult with Surface, including through the IP Committee, on its strategy for the Prosecution and Maintenance of all such Patents within Joint Collaboration IP and Prosecution Patents. Novartis will furnish Surface, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Patents within Joint Collaboration IP and Prosecution Patents, or copies of documents filed with the relevant patent offices or other Governmental Authorities with respect to such Patents within Joint Collaboration IP and Prosecution Patents, and such other substantive documents related to the Prosecution and Maintenance of such Patents within Joint Collaboration IP and Prosecution Patents, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Surface and will consider in good faith timely comments from Surface thereon. Novartis will furnish Surface, via electronic mail or such other method as mutually agreed by the Parties, copies of documents filed with the relevant national patent offices or other Governmental Authorities with respect to such Patents within Joint Collaboration IP and Prosecution Patents.

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14.3.4.2. In the event that Novartis elects not to Prosecute and Maintain (or continue to Prosecute and Maintain, including filing a Patent claiming priority to a Patent prior to its issuance), any Patent within Joint Collaboration IP or any Prosecution Patent anywhere in the world, Novartis will notify Surface at least [***] before any such Patent within Joint Collaboration IP and Prosecution Patent would become abandoned, no longer available or otherwise forfeited, Surface will have the right (but not the obligation), at Surface’s sole discretion, and sole responsibility for all applicable Patents Costs, to Prosecute and Maintain such Patent worldwide (a) within Joint Collaboration IP in the names of both Novartis and Surface and (b) within Prosecution Patent in the name of Surface only. Surface will consult with Novartis, including through the IP Committee, on its strategy for the Prosecution and Maintenance of all such Patents within Joint Collaboration IP and Prosecution Patents. Surface will furnish Novartis, via electronic mail or such other method as mutually agreed by the Parties, copies of substantive proposed filings and documents received from outside counsel in the course of Prosecuting and Maintaining such Patents within Joint Collaboration IP and Prosecution Patents, or copies of documents filed with the relevant patent offices or other Governmental Authorities with respect to such Patents within Joint Collaboration IP and Prosecution Patents, and such other substantive documents related to the Prosecution and Maintenance of such Patents, and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Novartis and will consider in good faith timely comments from Novartis thereon. Surface will furnish Novartis, via electronic mail or such other method as mutually agreed by the Parties, copies of documents filed with the relevant national patent offices or other Governmental Authorities with respect to such Patents within Joint Collaboration IP and Prosecution Patents.

14.3.4.3. Each Party will use Commercially Reasonable Efforts to make available to the other its authorized attorneys, agents or representatives, or such of its employees as are reasonably necessary to assist the other Party in exercising its rights described under this Section 14.3.4. Each Party will sign, or will use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to Prosecute and Maintain Patents within Joint Collaboration IP and Prosecution Patents.

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14.3.5. Patent Miscellaneous. Each Party hereby agrees: (a) to use Commercially Reasonable Efforts to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake any Prosecution and Maintenance described herein; and (b) to reasonably cooperate in any such Prosecution and Maintenance by the other Party.

14.4. Third Party Infringement and Defense.

14.4.1. Notices. Each Party will promptly report in writing to the other Party of any Competitive Infringement of which such Party (or any of its Affiliates or Sublicensees) becomes aware, and will provide the other Party with all available evidence of such Competitive Infringement in such Party’s Control. Subject to the terms of this Section 14.4, the JSC will discuss in good faith strategies for abating such Competitive Infringement of any Regional Licensed Product within each of the Party’s respective Territory.

14.4.2. Rights to Enforce.

14.4.2.1. Competitive (Novartis) Infringement. As between the Parties, Novartis will have the exclusive right (but not the obligation), at Novartis’s sole discretion, through counsel of its choosing which is reasonably acceptable to Surface, to seek to abate any Competitive (Novartis) Infringement by enforcing any Patents within Surface Technology exclusively (even as to Surface) licensed to Novartis hereunder or any Novartis Technology. If Novartis does not take steps to abate such Competitive (Novartis) Infringement, within [***] after receipt of written notice of such Competitive (Novartis) Infringement (or such shorter period of time as is required to comply with the provisions of Section 14.4.2.3 or any other applicable Law in the United States or any other country in the Territory to not waive any statutory rights). Novartis will provide Surface with notice of such decision. Novartis will pay all Patent Costs incurred by Novartis for such enforcement.

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14.4.2.2. Competitive (Surface) Infringement. As between the Parties, Surface will have the exclusive right (but not the obligation), at Surface’s sole discretion, through counsel of its choosing which is reasonably acceptable to Novartis, to seek to abate any Competitive (Surface) Infringement by enforcing any Patents within Novartis Technology exclusively (even as to Novartis) licensed to Surface hereunder or any Surface Technology. If Surface does not take steps to abate such Competitive (Surface) Infringement, within [***] after receipt of written notice of such Competitive (Surface) Infringement (or such shorter period of time as is required to comply with the provisions of Section 14.4.2.3 or any other applicable Law in the United States or any other country in the Territory to not waive any statutory rights), Surface will provide Novartis will notice of such decision. Surface will pay all Patent Costs incurred by such Surface for such enforcement.

14.4.2.3. Biosimilar Application. Notwithstanding Sections 14.4.2.1 or 14.4.2.2, if either Party (or any of their Related Parties) receives a copy of a Biosimilar Application naming a Licensed Product as a reference product or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(1)(9)(C) of the PHSA), such Party will promptly notify the other Party. If either Party receives any equivalent or similar certification or notice in the United States or any other jurisdiction, either Party will, promptly, notify and provide the other Party copies of such communication. Regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Application:

(a) The Party with the enforcement rights under Sections 14.4.2.1 or 14.4.2.2 (the “Lead Party” for the remainder of this Section 14.4.2.3) will designate pursuant to Section 351(l)(1)(B)(ii) of the PHSA the outside counsel and in-house counsel who will receive confidential access to the Biosimilar Application. The Lead Party will pay all Patent Costs incurred by such Party for such enforcement under this Section 14.4.2.3.

(b) The Lead Party will have the right, after consulting with the other Party, to list any Patents for which the enforcement rights in Sections 14.4.2.1 and 14.4.2.2 are applicable, insofar as they meet the statutory requirements pursuant to Section 351(l)(1)(3)(A), Section 351(l)(5)(b)(i)(II), or Section 351(l)(7) of the PHSA, to respond to any communications with respect to such lists from the filer of the Biosimilar Application, and to negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange other than that specified in Section 351(l) of the PHSA.

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(c) The Lead Party will have the right, after consulting with the other Party, to identify Patents for which the enforcement rights in Sections 14.4.2.1 and 14.4.2.2 are applicable, or respond to relevant communications under any equivalent or similar listing to those described in the preceding Section 14.4.2.3(b) in any other jurisdiction outside of the United States. If required pursuant to applicable Law, upon the Lead Party’s request, the other Party will assist in the preparation of such list and make such response after consulting with the Lead Party.

(d) The other Party will (1) within [***] after the Lead Party’s written request, provide to the Lead Party all information, including a list of Patents Controlled by such other Party and for which the enforcement rights in Sections 14.4.2.1 and 14.4.2.2 are applicable, that is necessary or reasonably useful to enable the Lead Party to make any lists or communications with respect to such Patents that are described in the foregoing Sections 14.4.2.3(b) or 14.4.2.3(c), and (2) cooperate with the Lead Party’s reasonable requests in connection therewith to the extent required or not prohibited by applicable Law. The Lead Party will consult with the other Party prior to identifying any Patents controlled by such other Party as contemplated by this Section 14.4.2.3. The Lead Party will consider in good faith advice and suggestions with respect thereto received from the other Party, and will notify the other Party of any such lists or communications promptly after they are made.

(e) The Parties recognize that procedures other than those set forth above in this Section 14.4.2.3 may be applicable to Biosimilar Applications that are not governed by the PHSA. As a result, in the event that the Parties acting in good faith mutually determine that certain provisions of Law in the United States or in any other country in the Territory are applicable to actions taken by the Parties with respect to Biosimilar Applications under this Section 14.4.2.3 in such country, the Parties will comply with any such applicable Law in such country (and any relevant and reasonable procedures established by the) in exercising their rights and obligations with respect to Biosimilar Applications under this Section 14.4.2.3.

14.4.3. Defense. As between the Parties, the Party controlling the Prosecution and Maintenance of any Patent under Section 14.3 (i.e., initially, Novartis for Patents contained in Novartis Technology and Joint Collaboration IP and Prosecution Patents and Surface for Other Patents ), will have the right (but not the obligation), at its sole discretion, to defend against a declaratory judgment action or other action challenging any such Patent, other than with respect to (a) any counter-claims in any enforcement action brought by the other Party pursuant to Section 14.4.2 or (b) any action by a Third Party in response to an enforcement action brought by the other Party, which in both cases ((a) and (b)) will be controlled by such other Party. If the Party controlling such Prosecution and Maintenance of Patents under Section 14.3 does not defend such Patent under this Section 14.4.3 within [***] (or such shorter period of time as is required to comply with the provisions of Section 14.4.2.3 or any other applicable Law in the United States or any other country in the Territory to not waive any statutory rights), or elects not to continue any such defense (in which case it will promptly provide notice thereof to the other Party), then the other Party will have the right (but not the obligation), at its sole discretion, to defend any such Patent.

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14.4.4. Withdrawal, Cooperation and Participation. With respect to any infringement or defensive action identified above in this Section 14.4 and subject to the terms of this Section:

14.4.4.1. If the controlling Party ceases to pursue or withdraws from such action, it will promptly notify the other Party (in sufficient time to enable the other Party to meet any deadlines by which any action must be taken to preserve any rights in such infringement or defensive action (including any such period of time as is required to comply with the provisions of Section 14.4.2.3)) and, if permitted under Sections 14.4.3, such other Party may substitute itself for the withdrawing Party and proceed under the terms and conditions of this Section 14.4.

14.4.4.2. The non-controlling Party will cooperate with the Party controlling any such action (as may be reasonably requested by the controlling Party), including, at the controlling Party’s sole cost and expense, (1) providing access to relevant documents and other evidence, (2) using reasonable efforts to make its and its Affiliates and licensees and Sublicensees and all of their respective employees, subcontractors, consultants and agents available at reasonable business hours and for reasonable periods of time, but only to the extent relevant to such action, and (3) if reasonably necessary, by being joined as a party, subject for this clause (3) to the controlling Party agreeing to indemnify such non-controlling Party for its involvement as a named party in such action and paying those Patent Costs incurred by such non-controlling Party in connection with such joinder. The Party controlling any such action will keep the other Party reasonably updated with respect to any such action, including providing copies of all materials documents received or filed in connection with any such action.

14.4.4.3. Each Party will have the right to consult with the other Party regarding any such action controlled by such other Party, in each case at such first Party’s sole cost and expense. If a Party elects to so be involved, the controlling Party will provide the other Party and its counsel with an opportunity to consult with the controlling Party and its counsel regarding the prosecution of such action (including reviewing the contents of any correspondence, legal papers or other

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documents related thereto), and the controlling Party will take into account reasonable and timely requests of the other Party regarding such enforcement or defense. Nothing in this Section 14.4.4.3 will limit the controlling Party’s ability to prosecute any such action.

14.4.5. Settlement. With respect to any infringement or defensive action identified above in this Section 14.4, the Party controlling such action will have the right to settle or otherwise dispose of such action on such terms as such Party will determine in its sole discretion, including by granting a license or sublicense to a Third Party under the rights granted to such Party in Section 9; provided that, notwithstanding the foregoing, no such settlement or other disposition will (a) impose any monetary restriction or obligation on or admit fault of the other Party and (b) adversely affect the other Party’s rights under this Agreement to any such Patent then being enforced or defended, in each case ((a) and (b) without the prior written consent of the other Party, not to be unreasonably withheld, delayed, or conditioned.)

14.4.6. Damages. [***]

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14.5. Patent Extensions. For clarity, the Party controlling the Prosecution and Maintenance of any Patent under Section 14.3 (i.e., initially, Novartis for Patents contained in Novartis Technology and Joint Collaboration IP and Prosecution Patents and Surface for Other Patents), will have the right to elect and file for patent term restoration or extension, supplemental protection certificate or any of their equivalents with respect to such Patents with respect to any Licensed Product in their respective Territories; provided that with respect to any Other Patents (whether so controlled by Novartis or Surface) in the Novartis Territory for any Licensed Product, Novartis will have the right to make any such election or filing in any country or region, other than the United States or any other country or region where such election or filing would impair the ability to obtain any other restoration, extension, certificate or equivalent for the same Other Patent in such country or region. The Parties will cooperate and shall take the other Party’s reasonable input into account in determining whether to obtain such patent term restoration, extension, supplemental protection certificate or equivalent thereof. Upon the request by a Party, such other Party will reasonably cooperate in the implementation of such requesting Party’s decisions made in a manner with this Section 14.5.

14.6. Patent Listings. With respect to any filings made to Regulatory Authorities with respect to any Patents within the Novartis Technology or the Surface Technology for any Licensed Product within such Party’s Territory, including as required or allowed in connection with in the United States, the FDA’s Orange or Purple Book, if applicable, or outside the United States, other international equivalents, but subject to Section 14.4.2.3, (a) the Parties will list any such Patents as may be required by applicable Laws, and (b) otherwise (i) Novartis will have the sole right to make any such decision whether to list for Patents within the Collaboration IP or

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Joint Collaboration IP for the Novartis Territory and for any Licensed Product (other than any Regional Licensed Product in the Surface Territory); (ii) Surface will have the sole right to make any such decision whether to list for Patents within the Collaboration IP or Joint Collaboration IP for the Surface Territory for any Regional Licensed Product; and (iii) each Party will have the sole right to make any such decision whether to list for Patents otherwise within the Novartis Technology for Novartis or the Surface Technology for Surface with respect to any Licensed Product. Upon the request by a Party, such other Party will reasonably cooperate in the implementation of such requesting Party’s decisions made in a manner with this Section 14.6.

14.7. Third Party Rights. Notwithstanding the foregoing provisions of this Section 14, each Party’s rights and obligations with respect to any Patent under this Section 14 will be subject to the Third Party rights and obligations (including under any applicable In- License).

14.8. Common Interest. All information exchanged between the Parties regarding the Prosecution and Maintenance, and enforcement and defense, of the Patents under this Section 14 will be deemed Confidential Information of the disclosing Party. In addition, the Parties acknowledge and agree that, with regard to such Prosecution and Maintenance, and enforcement and defense, the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Patents under this Section 14, including privilege under the common interest doctrine and similar or related doctrines. Notwithstanding anything to the contrary contained herein, to the extent a Party has a good faith believe that any information required to be disclosed by such Party to the other Party under this Section 14 is protected by attorney-client privilege or any other applicable legal privilege or immunity, such Party shall not be required to disclose such information and the Parties shall in good faith cooperate to agree upon a procedure (including entering into a specific common interest agreement, disclosing such information on a “for counsel eyes only” basis or similar procedure) under which such information may be disclosed without waiving or breaching such privilege or immunity.

14.9. Trademarks.

14.9.1. T1 Licensed Products and Global Licensed Products.

14.9.1.1. As between the Parties, Novartis has the sole and exclusive right to select and develop one or more Product Global Trademark(s) for use throughout the Novartis Territory for all T1 Licensed Products and Global Licensed Products. Such Product Global Trademark(s) may not include Trademarks owned or controlled by Surface. Novartis will own all rights to Product Global Trademarks and all goodwill associated therewith, throughout the Novartis Territory. Novartis will also own rights to any Internet domain names incorporating the applicable Product Global Trademarks or any variation or part of such Product Global Trademarks used as its URL address or any part of such address.

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14.9.1.2. In the event that Surface becomes aware of any infringement of any Product Global Trademark by a Third Party, Surface will promptly notify Novartis and the Parties will reasonably consult with each other and jointly determine the best way to prevent such infringement, including by the institution of legal proceedings against such Third Party; provided further that Novartis retains the sole right (but not obligation) to seek to abate any such infringement.

14.9.2. Regional Licensed Products.

14.9.2.1. Each Party has the right to use any Trademark it owns or controls for Regional Licensed Products in its Territory at its sole discretion, and each Party and its Affiliates will retain all right, title and interest in and to its and their respective corporate names and logos.

14.9.2.2. Pursuant to Section 6.2.5, each Party will develop and propose, and the JSC will review and comment on, one or more RLP Trademark(s) for use throughout the Novartis Territory and Surface Territory, as applicable. Such RLP Trademark(s) considered by the JSC may include, in each Party’s sole discretion, the RLP Trademark(s) developed by the other Party with respect to the Commercialization of Regional Licensed Products in such Party’s Territory, but may not include other Trademarks owned or controlled by the other Party. Any RLP Trademark(s) that are developed and used by Novartis to promote and sell Regional Licensed Products in the Novartis Territory are hereinafter referred to as the “Novartis RLP Trademarks”. Any RLP Trademark(s) that are developed and used by Surface to promote and sell Regional Licensed Products in the Surface Territory are hereinafter referred to as the “Surface RLP Trademarks”. As between the Parties, Surface will own all rights to Surface RLP Trademarks and all goodwill associated therewith, throughout the Surface Territory and, if Novartis chooses to use such Surface RLP Trademarks for the Regional Licensed Products in the Novartis Territory, the Novartis Territory. As between the Parties, Novartis will own all rights to Novartis RLP Trademarks and all goodwill associated therewith, throughout the Novartis Territory and, if Surface chooses to use such Novartis RLP Trademarks for the

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Regional Licensed Products in the Surface Territory, the Surface Territory. Surface will also own rights to any Internet domain names incorporating the applicable Surface RLP Trademarks or any variation or part of such Surface RLP Trademarks used as its URL address or any part of such address; and Novartis will also own rights to any Internet domain names incorporating the applicable Novartis RLP Trademarks or any variation or part of such Novartis RLP Trademarks used as its URL address or any part of such address.

14.9.2.3. If a Party determines to use the other Party’s RLP Trademarks to promote and sell any Regional Licensed Product in its Territory, then Surface and Novartis will enter into a separate trademark license agreement containing commercially reasonable and customary terms pursuant to which the Party owning such RLP Trademark will grant the other Party an exclusive, royalty-free license to use the applicable RLP Trademark(s) to Commercialize Regional Licensed Products in the other Party’s Territory.

14.9.2.4. In the event either Party becomes aware of any infringement of any RLP Trademark by a Third Party, such Party will promptly notify the other Party and the Parties will consult with each other and jointly determine the best way to prevent such infringement, including by the institution of legal proceedings against such Third Party; provided further that the Party owning such RLP Trademark retains the sole right (but not obligation) to seek to abate any such infringement.

14.9.3. No Other Trademark Rights. For the avoidance of doubt, neither Party will have any right to use the other Party’s or the other Party’s Affiliates’ corporate names or logos in connection with Research, Development, Manufacturing and Commercialization of Regional Licensed Products.

15. TERM AND TERMINATION

15.1. Term. This Agreement will be effective as of the Effective Date and, unless terminated earlier, this Agreement will continue until the date on which neither Party is Researching, Developing, Manufacturing or Commercializing any Antibody Candidates or Licensed Products under this Agreement (“Term”).

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15.2. Termination for Novartis at Will. Novartis may terminate this Agreement for any reason or no reason on an Option Target-by Option Target or Licensed Target-by-Licensed Target basis at any time upon [***] prior written notice. Notwithstanding the foregoing, Novartis may not terminate this Agreement with respect to the T1 Licensed Target with effect prior to the earlier of (a) [***] following the Effective Date or (b) [***] following the first IND Filing with respect to a T1 Licensed Product; provided that this sentence shall not apply in the event of a Change of Control of Novartis or a Third Party Acquisition by Novartis or its Affiliates where the applicable Third Party or its Affiliates have a Competing Program (and in the case of a Third Party Acquisition, in Novartis’ reasonable judgment, the Competing Program constitutes [***] or less of the value of the Third Party or business acquired in such Third Party Acquisition).

15.3. Termination for Material Breach.

15.3.1. Material Breach.

15.3.1.1. Subject to Section 15.3.2, Surface will have the right to terminate this Agreement, on an Option Target-by-Option Target basis or Licensed Target-by-Licensed Target basis, upon delivery of written notice to Novartis in the event of any material breach by Novartis of any terms and conditions of this Agreement in a manner that fundamentally frustrates the transactions contemplated by this Agreement with respect to such Target, provided that such termination will not be effective if such breach has been cured within [***] after written notice thereof is given by Surface to Novartis specifying the nature of the alleged breach (or, if such default cannot be cured within such [***] period, within [***] after such notice if Novartis commences actions to cure such default within such [***] period and thereafter diligently continues such actions, but fails to cure the default by the end of such [***]; provided, however, that to the extent such material breach involves the failure to make a payment when due, such breach must be cured within [***] after written notice thereof is given by Surface to Novartis.

15.3.1.2. Subject to Section 15.3.2, Novartis will have the right to terminate this Agreement, on an Option Target-by-Option Target basis or Licensed Target-by-Licensed Target basis, upon delivery of written notice to Surface in the event of any material breach by Surface of any terms and conditions of this Agreement in a manner that fundamentally frustrates the transactions contemplated by this Agreement with respect to such Target, provided that such termination will not be effective if such breach has been cured within [***] after

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written notice thereof is given by Novartis to Surface specifying the nature of the alleged breach (or, if such default cannot be cured within such [***] period, within [***] after such notice if Surface commences actions to cure such default within such [***] period and thereafter diligently continues such actions, but fails to cure the default by the end of such [***]; provided, however, that to the extent such material breach involves the failure to make a payment when due, such breach must be cured within [***] after written notice thereof is given by Novartis to Surface.

15.3.2. Disputed Breach. If the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party in accordance with Section 15.3.1 and such alleged breaching Party provides the other Party notice of such dispute within such [***] or [***] period, as applicable, then the non-breaching Party will not have the right to terminate this Agreement under Section 15.3.1 unless and until the dispute resolution process set forth in Section 16.3 has be completed (including the tolling and cure periods set forth therein).

15.4. Termination for Insolvency. If, at any time during the Term (a) a case is commenced by or against either Party under Title 11, United States Code, as amended, or analogous provisions of applicable Law outside the United States (the “Bankruptcy Code”) and, in the event of an involuntary case under the Bankruptcy Code, such case is not dismissed within [***] after the commencement thereof, (b) either Party files for or is subject to the institution of bankruptcy, liquidation or receivership proceedings (other than a case under the Bankruptcy Code), (c) either Party assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for either Party’s business, or (e) a substantial portion of either Party’s business is subject to attachment or similar process; then, in any such case ((a), (b), (c), (d) or (e)), the other Party may terminate this Agreement upon written notice to the extent permitted under applicable Law.

15.5. Effect of Termination by Surface for Cause or by Novartis for Convenience. Upon termination of this Agreement with respect to any Licensed Target or any Option Target by Novartis pursuant to Section 15.2 or by Surface pursuant to Section 15.3.1.1 or 15.4:

15.5.1. With respect to such terminated Licensed Target, Novartis will pay for (a) for a period of [***] after the effective date of termination for the applicable Licensed Target, its portion of Development Costs for those Antibody Candidates or Licensed Products against such Licensed Target in the budget for the applicable Development Plan, and (b) its portion of reasonable costs and expenses (calculated in the same manner as Development Costs) to wind down those then on-going associated Clinical Studies that Surface identifies, by written notice to Novartis provided no later than [***] after the effective date of termination, will not be continued.

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15.5.2. All licenses granted under Section 9 and other rights and obligations under this Agreement with respect to such Licensed Target will terminate.

15.5.3. [***]

15.5.4. Novartis will as promptly as practicable (a) assign to Surface or Surface’s designee possession and ownership of all material governmental or regulatory filings and approvals (including all material Regulatory Approvals, Regulatory Materials, Pricing Approvals) and copies of material correspondence and conversation logs [***] (to the extent assignable under applicable Laws), and (b) provide to Surface or Surface’s designee copies of all material data, reports, records and materials, and other

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material sales and marketing related information in Novartis’s possession and Control [***] In addition, Novartis will appoint Surface as Novartis’s or Novartis’s Affiliates’ (and to the extent permitted by the applicable sublicense, its Sublicensees’) agent for [***] involving Regulatory Authorities in the Novartis Territory until all Regulatory Approvals, Regulatory Materials, Pricing Approvals and other governmental or regulatory filings required to be assigned to Surface hereunder have, in fact, been assigned to Surface or its designee but in no event longer than the [***] anniversary of the effective date of termination. In the event of failure to obtain assignment of any of the items required to be assigned under this Section 15.5.4, Novartis hereby consents and grants to Surface the right to access and reference (without any further action required on the part of Novartis, whose authorization to file this consent with any Regulatory Authority is hereby granted) [***]

15.5.5. If the effective date of termination is after [***] then, to the extent permitted by applicable Laws, Novartis or its Affiliates’ (or to the extent permitted by the applicable sublicense, its Sublicensees’) will appoint Surface as its exclusive distributor [***] and grant Surface the right to appoint sub-distributors, until such time as all Regulatory Approvals in the Novartis Territory have been transferred to Surface or its designee but in no event longer than the [***] anniversary of the effective date of termination.

15.5.6. With respect to [***] if Novartis or its Affiliates (or to the extent permitted by the applicable sublicense, its Sublicensees) are Manufacturing [***]

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15.5.7. Manufacturing of Combinations.

15.5.7.1. With respect to the Novartis Component of [***] that is a Combination:

(a) if Novartis or its Affiliates (or to the extent permitted by the applicable sublicense, its Sublicensees’) are selling such Novartis Component [***] following the effective date of termination).

(b) if Novartis or its Affiliates (or to the extent permitted by the applicable sublicense, its Sublicensees’) are not selling such Novartis Component [***] following the effective date of termination).

(c) if Novartis or its Affiliates (or to the extent permitted by the applicable sublicense, its Sublicensees’) are Manufacturing and supplying such Novartis Component [***] to Surface [***] following the effective date of termination.

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15.5.7.2. With respect to the Surface Component of [***] that is a Combination, if Novartis or its Affiliates’ (or to the extent permitted by the applicable sublicense, its Sublicensees’) are Manufacturing and supplying the Surface Component [***] following the effective date of termination.

15.5.7.3. For clarity, in no event will Novartis or its Related Parties be obligated to (or obligated to use Commercially Reasonable Efforts to) Develop or Commercialize any Novartis Component [***] that is a Combination Product after the effective date of termination anywhere in the world other than the U.S.

15.5.8. If Surface so requests, and to the extent permitted under Novartis’s obligations to Third Parties on the effective date of termination, Novartis will [***] any Third Party [***]

15.5.9. Novartis will promptly transfer and assign to Surface all of Novartis’s and its Affiliates’ rights, title and interests in and to the Novartis Trademark(s) solely used to identify the Reversion Products (but not any house marks, or logos or any trademark of Novartis or its Affiliates, containing the word “Novartis” or any such Affiliate) owned by Novartis and used for the Reversion Products in the Field.

15.5.10. Novartis will transfer to Surface any finished goods inventory of the Reversion Products Controlled by Novartis or its Affiliates as of the termination date at [***]

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15.5.11. Novartis will execute all documents and take all such further actions as may be reasonably requested by Surface in order to give effect to the foregoing clauses.

15.6. Effect of Termination by Novartis for Cause. Upon termination of this Agreement with respect to a Licensed Target or Option Target by Novartis pursuant to Sections 15.3.1.2 or 15.4:

15.6.1. All licenses granted under Section 9 by Novartis to Surface with respect to such Licensed Target will terminate;

15.6.2. The licenses and other rights granted by Surface to Novartis under the Surface Technology with respect to such Licensed Target will remain in effect in accordance with their respective terms; provided, however, that [***] and

15.6.3. Surface will be deemed to have exercised its right pursuant to Section 2.8 to discontinue its participation in all Committees with respect to such Target, and Novartis’ obligations to provide updates to Surface on the Research, Development, Manufacture or Commercialization of any affected Licensed Antibody Candidates or Licensed Product with respect to such Target shall be limited to that information set forth on Exhibit N.

15.6.4. Except as set forth in this Section 15.6. the rights and obligations of the Parties hereunder shall terminate with respect to such Licensed Target as of the effective date of such termination.

15.6.5. Surface will execute all documents and take all such further actions as may be reasonably requested by Novartis in order to give effect to the foregoing clauses.

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

15.6.5.1. Effect of Expiration or Termination; Survival. In addition to the termination consequences set forth in Sections 15.5 and 15.6, the following provisions will survive expiration or termination of this Agreement for any reason: all of Sections 1, 10 (but only with respect to any payments accrued thereunder prior to any such termination or expiration), 11, 13, 15 and 16, and Sections 4.2.7, 9.4, 9.6, 9.7, 9.8, 10.12.3, 10.12.5, 10.13, 12.3, 14.1, 14.2 and 14.8. Expiration or termination of this Agreement for any reason will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity, with respect to any breach of this Agreement. For the avoidance of doubt, termination of this Agreement will not affect any SDEA, which will continue to survive so long as any Licensed Products thereunder are being Commercialized.

16. MISCELLANEOUS

16.1. Assignment. Except as provided in this Section 16.1, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the written consent of the other Party. Notwithstanding the foregoing, either Party may, without the other Party’s written consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate or to a party that acquires, by or otherwise in connection with, merger, sale of assets or otherwise, all or substantially all of the business of the assigning Party to which the subject matter of this Agreement relates. The assigning Party will remain responsible for the performance by its assignee of any obligation hereunder so assigned. An assignment to an Affiliate will terminate, and all rights so assigned will revert to the assigning Party, if and when such Affiliate ceases to be an Affiliate of the assigning Party. Any purported assignment in violation of this Section 16.1 will be void.

16.2. Governing Law. The Agreement will be construed and the respective rights of the Parties determined in accordance with the substantive Laws of the State of New York, notwithstanding any provisions of New York Law or any other Law governing conflicts of laws to the contrary.

16.3. Arbitration.

16.3.1. Disputes. Except as otherwise expressly set forth in this Agreement, including Section 2.6.3, disputes of any nature arising under, relating to, or in connection with this Agreement (“Disputes”) will be resolved pursuant to this Section 16.3.

16.3.2. Dispute Escalation. In the event of a Dispute between the Parties, the Parties will first attempt to resolve such Dispute by negotiation and consultation between themselves or at the JSC. In the event that such Dispute is not resolved on an informal basis within [***] from receipt of the written notice of a Dispute, any Party may, by written notice to the other, have such Dispute referred to the Executive Officers (or their designees, which designee is required to have decision-making authority on behalf of such Party), who will attempt to resolve such Dispute by negotiation and consultation for a [***] period following receipt of such written notice.

Confidential

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16.3.3. Full Arbitration. Except as otherwise expressly set forth in this Agreement, in the event the Parties have not resolved such Dispute within [***] of receipt of the written notice referring such Dispute to the Executive Officers, either Party may at any time after such [***] period submit such Dispute to be finally settled by arbitration administered in accordance with the procedural rules of the American Arbitration Association (the “AAA”) in effect at the time of submission, as modified by this Section 16.3. The arbitration will be governed by the Laws of the State of New York. The arbitration will be heard and determined by [***] arbitrators who are retired judges or attorneys with at least [***] of relevant experience in the pharmaceutical and biotechnology industry, each of whom will be impartial and independent. Each Party will appoint [***] and the [***] arbitrator will be selected by the [***] Party-appointed arbitrators, or, failing agreement within [***] following appointment of the second arbitrator, by the AAA. Such arbitration will take place in New York, New York. The arbitration award so given will, absent manifest error, be a final and binding determination of the Dispute, will be fully enforceable in any court of competent jurisdiction, and will not include any damages expressly prohibited by Section 13.5. Fees, costs and expenses of arbitration are to be divided by the Parties in the following manner: Novartis [***] it chooses, Surface [***] it chooses, and the Parties [***] arbitrator. Except in a proceeding to enforce the results of the arbitration or as otherwise required by Law, neither Party nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of both Parties.

16.3.4. Expedited Arbitration.

16.3.4.1. If a Party exercises its rights under this Agreement to refer a dispute to expedited arbitration (an “Expedited Dispute”), then the Parties will follow the expedited dispute resolution process in this Section 16.3.4 (and not the dispute resolution process in Section 16.3.3 of this Agreement) (“Expedited Arbitration”). The Parties agree and acknowledge that any good faith dispute under Expedited Arbitration will not be deemed to be a material breach of this Agreement.

16.3.4.2. The Expedited Dispute will be submitted to fast-track, binding arbitration in accordance with the following:

Confidential

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(a) Arbitration will be conducted in New York, New York under the rules of the AAA for the resolution of commercial disputes in the most expedited manner permitted by such rules. The Parties will appoint a single arbitrator to be - 166 - selected by mutual agreement. If the Parties are unable to agree on an arbitrator, the Parties will request that the AAA select the arbitrator. The arbitrator will be a professional in business or licensing experienced [***] The cost of the arbitration will be borne equally by the Parties. Except in a proceeding to enforce the results of the arbitration or as otherwise required by applicable Laws, neither Novartis nor Surface nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written agreement of Novartis and Surface.

(b) Within [***] after such matter is referred to arbitration, each Party will provide the arbitrator with a proposal and written memorandum in support of its position regarding the Expedited Dispute, as well as any documentary evidence it wishes to provide in support thereof (each a “Brief”) and the arbitrator will provide each Party’s Brief to the other Party after it receives it from both Parties.

(c) Within [***] after a Party submits its Brief, the other Party will have the right to respond thereto. The response and any material in support thereof will be provided to the arbitrator and the other Party.

(d) The arbitrator will have the right to meet with the Parties as necessary to inform the arbitrator’s determination and to perform independent research and analysis. Within [***] of the receipt by the arbitrator of both Parties’ responses (or expiration of the [***] period if any Party fails to submit a response), the arbitrator will deliver his/her decision regarding the Expedited Dispute in writing; provided that the arbitrator will select one of the resolutions proposed by the Parties.

16.3.5. Injunctive Relief. Notwithstanding the dispute resolution procedures set forth in this Section 16.3, in the event of an actual or threatened breach of this Agreement, the aggrieved Party may seek provisional equitable relief (including restraining orders, specific performance or other injunctive relief), without first submitting to any dispute resolution procedures hereunder.

16.3.6. [***]

Confidential

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16.4. Entire Agreement; Amendments. This Agreement, together with the Equity Agreements, Supply Agreements and SDEA, contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral, including, effective as of the Effective Date, that Confidentiality Agreement between Surface and Novartis Institutes for BioMedical Research, Inc., dated as of [***] (provided that all information disclosed or exchanged under such agreement will be treated as Confidential Information hereunder). This Agreement may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto. The Exhibits and Schedules attached hereto may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto.

16.5. Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties hereto will substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable of one or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

16.6. Headings. The captions to the Sections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Sections hereof.

Confidential

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16.7. Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting Party will not apply.

16.8. Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa); (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation” and will not be interpreted to limit the provision to which it relates; (c) the word “shall” will be construed to have the same meaning and effect as the word “will”; (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (e) any reference herein to any Person will be construed to include the Person’s successors and assigns; (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in each of their entirety, as the context requires, and not to any particular provision hereof; (g) all references herein to Sections, Exhibits or Schedules will be construed to refer to Sections, Exhibits or Schedules of this Agreement, and references to this Agreement include all Exhibits and Schedules hereto; (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement; (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging); (j) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; and (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or”.

16.9. No Implied Waivers; Rights Cumulative. No failure on the part of Surface or Novartis to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at Law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

16.10. Notices. All notices which are required or permitted hereunder will be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

Confidential

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If to Surface, to:	Surface Oncology, Inc.
215 First Street, Suite 400-S
Cambridge, Massachusetts 02142
Attention: Chief Executive Officer
Facsimile No.: (617) 945-9574

With a copy to:	Goodwin Procter LLP
Exchange Place 53 State Street
Boston, Massachusetts 02109
Attention: Kingsley L. Taft, Esq.
Facsimile No.: (617) 523-1231

If to Novartis, to:	Novartis Institutes for BioMedical Research, Inc.
250 Massachusetts Avenue
Cambridge, MA 02139
Attention: General Counsel
Facsimile No.: (617) 871-5786

With a copy to:	Hogan Lovells US LLP
875 Third Avenue
New York, NY 10022
Attention: Adam H. Golden, Esq.
Facsimile No.: (212) 918-3100

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given: (a) when delivered if personally delivered on a Business Day (or if delivered or sent on a non-Business Day, then on the next Business Day); (b) on the Business Day of receipt if sent by overnight courier or facsimile; or (c) on the Business Day of receipt if sent by mail.

16.11. Compliance with Export Regulations. Neither Party will export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export Laws and regulations.

16.12. Force Majeure. Neither Party will be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent that such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, earthquakes, floods, or other acts of God. The affected Party will notify the other Party of such force majeure circumstances as soon as reasonably practical, and will promptly undertake all reasonable efforts necessary to cure such force majeure circumstances and resume performance of its obligations hereunder.

Confidential

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16.13. Independent Parties. It is expressly agreed that Surface and Novartis will be independent contractors and that the relationship between Surface and Novartis will not constitute a partnership, joint venture or agency. Surface will not have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on Novartis, without the prior written consent of Novartis, and Novartis will not have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on Surface, without the prior written consent of Surface.

16.14. Counterparts. The Agreement may be executed in two or more counterparts, including by facsimile or PDF signature pages, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

16.15. Performance by Affiliates. Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations (including granting or continuing licenses and other rights) under this Agreement either directly or through one or more of its Affiliates. A Party’s Affiliates will have the benefit of all rights (including all licenses and other rights) of such Party under this Agreement, but not be subject to such Party’s obligation, unless expressly provided herein, or in the case of a permitted assignment, in accordance with Section 16.1. Accordingly, in this Agreement “Novartis” will be interpreted to mean “Novartis or its Affiliates” and “Surface” will be interpreted to mean “Surface or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in this Agreement and the ability to perform its obligations (including granting or continuing licenses and other rights) under this Agreement; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

16.16. Binding Effect; No Third Party Beneficiaries. As of the Effective Date, this Agreement will be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns. Except as expressly set forth in this Agreement, no Person other than the Parties and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

Confidential

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.		SURFACE ONCOLOGY, INC.

BY:	/s/ H. MARTIN SEIDEL	BY:	/s/ Detlev Biniszkiewicz
NAME:	H. MARTIN SEIDEL	NAME:	Detlev Biniszkiewicz
TITLE:	GLOBAL HEAD, STRATEGIC ALLIANCES	TITLE:	President and CEO

Confidential

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Exhibit A-1

Determination of Component Value

[***]

Confidential

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EXHIBIT A-2

Manufacturing Costs for Combinations for Regional Licensed Products in the Surface Territory

[***]

Confidential

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EXHIBIT B

Manufacturing Costs

“Manufacturing Costs” means a [***]

Confidential

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EXHIBIT C

Form of Option Exercise Notice

[Novartis Institutes for Biomedical Research, Inc.]

[250 Massachusetts Ave.]

[Cambridge, MA 02139]

[                    , 20     ]

Surface Oncology, Inc.

215 First Street, Suite 400-S

Cambridge, MA 02142

Attn: Chief Executive Officer

Dear Sir or Madam:

In accordance with Section 4.2.6 of that certain Collaboration Agreement by and between Surface Oncology, Inc. (“Surface”) and Novartis Institutes for Biomedical Research, Inc. (“Novartis”) executed as of January 9, 2016 (the “Collaboration Agreement”), Novartis hereby provides written notice exercising the Option set forth in Exhibit A attached hereto, for which Novartis previously provided an Option Purchase Notice, pursuant to the terms of the Collaboration Agreement. Capitalized terms used but not defined herein will have the meanings assigned to them in the Collaboration Agreement.

Very truly yours,

[NOVARTIS INSTITUTES FOR
BIOMEDICAL RESEARCH, INC.]

By:
Name:
Title:

cc:	Goodwin Proctor LLP

Exchange Place

55 State Street

Boston, MA 02109

Attn: Kingsley L. Taft, Esq.

Confidential

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Exhibit A

1.	Option: .

2.	Novartis has determined that:

☐	a filing or notification under applicable Antitrust Laws is not necessary.

☐	a filing or notification must be made under applicable Antitrust Laws.

Summary of any such filing(s) or notification(s):

Confidential

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EXHIBIT D

Form of Option Purchase Notice

[Novartis Institutes for Biomedical Research, Inc.]

[250 Massachusetts Ave.]

[Cambridge, MA 02139]

[                    , 20     ]

Surface Oncology, Inc.

215 First Street, Suite 400-S

Cambridge, MA 02142

Attn: Chief Executive Officer

Dear Sir or Madam:

In accordance with Section 4.1.1 of that certain Collaboration Agreement by and between Surface Oncology, Inc. (“Surface”) and Novartis Institutes for Biomedical Research, Inc. (“Novartis”) executed as of January 9, 2016 (the “Collaboration Agreement”), Novartis hereby provides written notice to purchase the Option set forth in Exhibit A attached hereto, pursuant to the terms of the Collaboration Agreement. Capitalized terms used but not defined herein will have the meanings assigned to them in the Collaboration Agreement.

Very truly yours,

[NOVARTIS INSTITUTES FOR
BIOMEDICAL RESEARCH, INC.]

By:
Name:
Title:

cc:	Goodwin Proctor LLP

Exchange Place

55 State Street

Boston, MA 02109

Attn: Kingsley L. Taft, Esq.

Confidential

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Exhibit A

1.	Option: .

2.	In accordance with Section 10.3, Novartis will pay to Surface an option exercise right purchase fee of:

☐	Five Million Dollars ($5,000,000)

☐	[***]

Confidential

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EXHIBIT E

Initial JSC Representatives

For Novartis:

[***]

For Surface:

[***]

Confidential

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EXHIBIT F

T1 Research Plan

[***]

Confidential

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[***]

Confidential

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EXHIBIT G

Surface T1 Target Third Party Agreements (§3.1.7, 5.1.7)

[***]

Confidential

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EXHIBIT H-1

CD47 Research Plan

[***]

Confidential

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EXHIBIT H-2

IL-27 Research Plan

[***]

Confidential

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[***]

Confidential

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[***]

Confidential

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[***]

Confidential

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EXHIBIT H-3

[***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT H-4

[***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT I

Surface Option Target Third Party Agreements (§3.2.6, 5.2.8, 5.3.7)

[***]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT J

Form of Option Selection Notice

[Novartis Institutes of Biomedical Research, Inc.]/[Surface Oncology, Inc.]

[250 Massachusetts Ave.]/[215 First Street, Suite 400-S]

Cambridge, MA [02139]/[02142]

[                    , 20     ]

[Surface Oncology, Inc.

215 First Street, Suite 400-S

Cambridge, MA 02142

Attn: Chief Executive Officer]

[Novartis Institutes for Biomedical Research, Inc.]

[250 Massachusetts Ave.]

[Cambridge, MA 02139]

Attn: [        ]

Dear Sir or Madam:

In accordance with Section 4.2.3 of that certain Collaboration Agreement by and between Surface Oncology, Inc. (“Surface”) and Novartis Institutes of Biomedical Research, Inc. (“Novartis”) executed as of January 9, 2016 (the “Collaboration Agreement”), [Novartis]/[Surface] hereby provides written notice indicating the selection of the Option set forth in Exhibit A attached hereto, pursuant to the terms of the Collaboration Agreement. Capitalized terms used but not defined herein will have the meanings assigned to them in the Collaboration Agreement.

Very truly yours,

[NOVARTIS INSTITUTES FOR
BIOMEDICAL RESEARCH,
INC.]/[SURFACE ONCOLOGY, INC.]

By:
Name:
Title:

cc:	[Goodwin Proctor LLP

Exchange Place

55 State Street

Boston, MA 02109

Attn: Kingsley L. Taft, Esq.]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

cc:	[Hogan Lovells US LLP

875 Third Avenue

New York, NY 10022

Attention: Adam H. Golden, Esq.

Facsimile No.: (212) 918-3100]

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

1.	Option: .

2.	[Novartis]/[Surface] is designating the Option listed above as a:

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT K

Surface Manufacturing Third Party Agreements (§8.5)

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT L

Form of Invoice

Company Name	INVOICE
Street Address	DATE: Month Day, Year
City, State ZIP Code	INVOICE #: XX
Phone 1xxxxxx	NOVARTIS PO#: XXXXXXXX
Fax 1xxxxxx

Bill To:

Novartis Institutes for Biomedical Research, Inc.

Attn: Novartis Contact Name

P.O. Box 5990

Portland OR, 97228-5990

Re: Collaborative Agreement between Surface Oncology, Inc. and Novartis Institutes for BioMedical Research, Inc. effective as of January 9, 2016.

PO Line Number	DESCRIPTION	AMOUNT
X	[Upfront/Development Milestone/Sales Milestone] payment with reference made to the relevant section of the contract	$XX.XX

	TOTAL	$XX.XX

Remit to:
Bank Wire Information:
Bank Name:	XX
Account No.:	XX
ABA#:	XX (only applicable in the US)
IBAN:	XX (only applicable in Europe)
SWIFT CODE:	XX (applicable US and Europe)

Note for e-mail submission of invoices:

•	The address is: [***]

•	Attached invoice files must contain a Novartis issued purchase order number (PO) on them and cannot be zipped. Invoices without a PO number on them or zipped attachments will not be accepted for processing.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT M

Royalty Calculation Examples

Section 10.9.1

[***]

Section 10.9.2

[***]

Section 10.9.3.1

[***]

Section 10.9.3.2

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Royalty Reduction Sample Calculation

[***]

Ex-U.S.:

[***]

U.S.:

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT N

Disclosure Obligations

[***]

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Schedule 1.1.158

Option IND Package Information

[***]

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Schedule 1.1.167

Option Tox Package Information

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 12.2

Exceptions to Representations and Warranties

12.2.1:

[***]

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[***]

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[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FIRST AMENDMENT TO COLLABORATION AGREEMENT

This first amendment (the “First Amendment”) to the Agreement (as defined below), is entered into as of May 6, 2016 (the “Amendment Effective Date”), by and between Surface Oncology, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Surface”), and Novartis Institutes for BioMedical Research, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Novartis”).

WHEREAS, Surface and Novartis are parties to that certain Collaboration Agreement dated January 9, 2016 (the “Agreement”);

WHEREAS, Surface and Novartis desire to have Novartis assume Manufacturing responsibilities with respect to Tl Antibody Candidates and Tl Licensed Products; and

WHEREAS, Surface and Novartis desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants herein, the receipt and sufficiency of which are hereby acknowledged, Surface and Novartis hereby agree as follows:

1.	Section 8.1.1.1 is hereby amended by deleting Section 8.1.1.1 in its entirety and replacing it with the following:

“8.1.1.1. Subject to the oversight of the JRC, the responsibility to Manufacture (or have Manufactured) Tl Antibody Candidates for use in the Tl Research Program shall be allocated between Surface and Novartis (or such Party’s designated Third Party contract manufacturers) in accordance with the Tl Research Plan.”

2.	Section 8.1.1.2 is hereby amended by deleting Section 8.1.1.2 in its entirety and replacing it with the following:

“8.1.1.2. Subject to the oversight of the JDC, Novartis has the sole responsibility to Manufacture (or have Manufactured) Tl Antibody Candidates and Tl Licensed Products for use in the first Phase 1 Safety Study for the Tl Antibody Candidates and Tl Licensed Products in accordance with the Tl Development Plan.”

3.	Section 8.1.1.3 is hereby amended by deleting Section 8.1.1.3 in its entirety and replacing it with the following:

“8.1.1.3. Novartis has the sole responsibility to Manufacture (or have Manufactured) Tl Antibody Candidates and Tl Licensed Products for use in Development and Commercialization of such Tl Antibody Candidates and Tl Licensed Products in the Novartis Territory.”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.	Section 8.1.2.1 is hereby amended by deleting Section 8.1.2.1 in its entirety and replacing it with the following:

“8.1.2.1. Surface will be responsible for [***] of all Manufacturing Costs relating to Tl Antibody Candidates incurred to support the Tl Research Program, including reimbursement to Novartis of all Manufacturing Costs reasonably incurred by or on behalf of Novartis for the Manufacture of Tl Antibody Candidates for use in the Tl Research Program.”

5.	Section 8.1.2.2 is hereby amended by deleting Section 8.1.2.2 in its entirety and replacing it with the following:

“8.1.2.2. Novartis will be responsible for [***] of all Manufacturing Costs relating to the first Phase 1 Safety Study for Tl Antibody Candidates and Tl Licensed Products set forth in the Novartis approved budget for such Phase 1 Safety Study.”

6.	Section 8.1.2.3 is hereby amended by deleting Section 8.1.2.3 in its entirety and replacing it with the following:

“8.1.2.3. Except as provided in Section 8.1.2.1, Novartis will be responsible for [***] of all Manufacturing Costs relating to Tl Antibody Candidates and Tl Licensed Products for use in the Research, Development and Commercialization of such Tl Antibody Candidates and Tl Licensed Products in the Novartis Territory incurred by or on behalf of Novartis.”

7.	Section 15.5.3 is hereby amended by deleting Section 15.5.3 in its entirety and replacing it with the following:

“15.5.3. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.	Section 15.5.8 is hereby amended by deleting Section 15.5.8 in its entirety and replacing it with the following:

“15.5.8. If Surface so requests, and to the extent permitted under Novartis’s obligations to Third Parties on the effective date of termination, Novartis will [***] any Third Party [***]”

9.	Exhibit F (Tl Research Plan) is hereby deleted in its entirety and replaced by the Exhibit F as appended to this First Amendment.

10.	Except as expressly set forth in this First Amendment, all provisions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, Surface and Novartis have caused this First Amendment to be executed by their respective authorized representatives as of the Amendment Effective Date.

SURFACE ONCOLOGY, INC.		NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.

	/s/ Nick Buffinger		/s/ H. Martin Seidel
Name:	Nick Buffinger	Name:	H. Martin Seidel
Title:	VP, Corporate Development & IP Strategy	Title:	Global Head of Strategic Alliances
Date:	9 May 2016	Date:	May 11, 2016

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT F

T1 Research Plan

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SECOND AMENDMENT TO COLLABORATION AGREEMENT

This second amendment (the “Second Amendment”) to the Agreement (as defined below), is entered into as of July 14, 2017 (the “Amendment Effective Date”), by and between Surface Oncology, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Surface”), and Novartis Institutes for BioMedical Research, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Novartis”).

WHEREAS, Surface and Novartis are parties to that certain Collaboration Agreement dated January 9, 2016 (the “Agreement”), as amended by the May 6, 2016 First Amendment to Collaboration Agreement;

WHEREAS, Surface and Novartis desire to [***] and

WHEREAS, Surface and Novartis desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants herein, the receipt and sufficiency of which are hereby acknowledged, Surface and Novartis hereby agree as follows:

1.	Exhibit F (Tl Research Plan) is hereby deleted in its entirety and replaced by the Exhibit F as appended to this Second Amendment.

2.	Except as expressly set forth in this First Amendment, all provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Surface and Novartis have caused this Second Amendment to be executed by their respective authorized representatives as of the Amendment Effective Date.

SURFACE ONCOLOGY, INC.		NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.

	/s/ Detlev Biniszkiewicz		/s/ Scott A Brown
Name:	Detlev Biniszkiewicz	Name:	Scott A Brown
Title:	President & CEO	Title:	VP, General Counsel
Date:	July 14, 2017	Date:	7/17/17

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT F

T1 Research Plan

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THIRD AMENDMENT TO COLLABORATION AGREEMENT

This Third Amendment (the “Third Amendment”) to the Agreement (as defined below), is entered into as of September 18th, 2017 (the “Amendment Effective Date”), by and between Surface Oncology, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Surface”), and Novartis Institutes for BioMedical Research, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Novartis”).

WHEREAS, Surface and Novartis are parties to that certain Collaboration Agreement dated January 9, 2016, as amended by that certain First Amendment to Collaboration Agreement dated May 6, 2016, and that certain Second Amendment to Collaboration Agreement dated July 14, 2017 (the “Agreement”);

WHEREAS, Surface and Novartis desire to clarify the Parties’ respective responsibilities relating to certain Research, Development and regulatory activities with respect to T1 Antibody Candidates and T1 Licensed Products;

WHEREAS, Surface and Novartis desire to [***] and

WHEREAS, Surface and Novartis desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants herein, the receipt and sufficiency of which are hereby acknowledged, Surface and Novartis hereby agree as follows:

1.	Clause (a) of Section 1.1.204 is hereby amended by deleting Section 1.1.204 in its entirety and replacing it with the following:

“1.1.204. “Research Term” means, [***]

2.	A new Section 1.1.265 is hereby added as follows:

“1.1.265 “Final Audited GLP Toxicology Study Report” means [***]

3.	A new Section 1.1.266 is hereby added as follows:

“l.1.266 “Receipt” means [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.	Section 3.1.2 is hereby amended by deleting Section 3.1.2 in its entirety and replacing it with the following:

“3.1.2 Diligence; Standards of Conduct. During the Research Term, Surface (itself or through its Affiliates or by permitted subcontracting pursuant to Section 3.1.7) will use Commercially Reasonable Efforts to [***] Surface will conduct its activities under the T1 Research Plan in a good scientific manner and in compliance with applicable Law.”

5.	Section 5.1.2 is hereby amended by deleting Section 5.1.2 in its entirety and replacing it with the following:

“5.1.2. Transition. By no later than [***] for a T1 Licensed Product, Surface will prepare and provide to Novartis a draft plan for the transition of the Development of such T1 Licensed Products from Surface to Novartis or its designee (a “T1 Transition Plan”). The T1 Transition Plan for each T1 Licensed Product will require Surface to, as soon as reasonably practicable following the Research Term: (a) transfer to Novartis of a copy of all Know-How Controlled by Surface that is reasonably necessary or useful for Development of such T1 Antibody Candidates or T1 Licensed Products, or obtaining or maintaining Regulatory Approval for such T1 Licensed Products in the Novartis Territory, including information and materials reasonably requested by Novartis, in a format reasonably acceptable to Novartis (which will be specified in such T1 Transition Plan, along with the process of transferring such Know-How); (b) assign to Novartis any Regulatory Materials submitted to, or filed with, any Regulatory Authority with respect to such T1 Antibody Candidates or T1 Licensed Products; (c) transfer to Novartis a copy of all written correspondence with any Regulatory Authority with respect to such T1 Antibody Candidates or T1 Licensed Products and all written minutes of meetings and memoranda of oral communications with any Regulatory Authority with respect to such T1 Antibody Candidates or T1 Licensed Products; and (d) transfer to Novartis a copy of any other information or materials reasonably requested by Novartis that are reasonably necessary or useful for Development of such T1 Antibody Candidates or T1 Licensed Products in the Novartis Territory, including if so reasonably requested by Novartis, and Third Party agreements relating solely thereto (the items described in clauses (a) through (d) collectively, “T1 Development Information”). The T1 Transition Plan for each T1 Licensed Product will also describe any Development activities with respect to such T1 Licensed Product that Surface is required to perform as requested by Novartis and mutually agreed upon by the Parties (collectively, “T1 Transition Activities”). Each Party will use Commercially Reasonable Efforts to perform the obligations assigned to it under the T1 Transition Plan in accordance with any timelines set forth therein, [***]”

6.	Section 7.1.1.1 is hereby amended by deleting Section 7.1.1.1 in its entirety and replacing it with the following:

“7.1.1.1. Ownership of Regulatory Filings. Novartis will be responsible for filing, and Novartis will own, all INDs, NDAs, Regulatory Materials and related regulatory documentation with respect to any T1 Licensed Product. At Novartis’s request following [***] for the T1 Research Program, Surface will promptly assign and transfer to Novartis all Regulatory Materials and other regulatory documentation in the Novartis Territory

2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

with respect to such T1 Licensed Product that is in the possession or control of Surface, and each Party will submit all filings, letters and other documentation necessary to effect such assignment and transfer to the applicable Regulatory Authority as soon as reasonably practicable, but no later than [***] days after such request for such T1 Licensed Product. Surface hereby appoints Novartis as Surface’s agent for all matters related to each T1 Licensed Product involving Regulatory Authorities in the Novartis Territory during the period beginning on the Effective Date for the T1 Licensed Product and ending on the date that the transfer of all Regulatory Materials and related regulatory documents in the Novartis Territory that relate to such T1 Licensed Product, and Novartis hereby accepts such appointment.”

7.	Section 10.7.1 is hereby amended by deleting the second row in the table set forth in Section 10.7.1 and replacing it with the following:

Developmental Milestone Event	Developmental Milestone Payment
[***]	[***]

8.	Section 10.7.4 is hereby amended by deleting Section 10.7.4 in its entirety and replacing it with the following:

“10.7.4 Payment Terms for Development Milestone Payments. The Party who achieves a Development Milestone Event shall provide the other Party with written notice of its achievement of such Development Milestone Event within [***] days after such Development Milestone Event is achieved. After Surface’s delivery or receipt of such notice (as applicable), Surface shall submit an invoice to Novartis substantially in the form of Exhibit L for the corresponding Development Milestone Payment. Novartis shall make the corresponding Development Milestone Payment within [***] days after receipt of such invoice. Notwithstanding the foregoing, in the event that Surface achieves a given Development Milestone Event, Novartis shall make the corresponding Development Milestone Payment within [***] days after receipt of the relevant invoice from Surface.”

9.	Exhibit F (T1 Research Plan) is hereby deleted in its entirety and replaced by Exhibit F as appended to this Third Amendment.

10.	Except as expressly set forth in this Third Amendment, all provisions of the Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, Surface and Novartis have caused this Third Amendment to be executed by their respective authorized representatives as of the Amendment Effective Date.

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.		SURFACE ONCOLOGY, INC.

BY:	/s/ Scott Brown	BY:	/s/ Scott Chappel
NAME:	Scott Brown	NAME:	Scott Chappel
TITLE:	VP General Counsel	TITLE:	CTO

4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT F

T1 Research Plan

[***]

5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

8